UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21978

                          Pioneer Series Trust VI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31, 2019


Date of reporting period:  November 1, 2018 through October 31, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                Pioneer Floating
                                Rate Fund

--------------------------------------------------------------------------------
                                Annual Report | October 31, 2019
--------------------------------------------------------------------------------

                                Ticker Symbols:

                                Class A   FLARX
                                Class C   FLRCX
                                Class Y   FLYRX

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         38

Notes to Financial Statements                                                45

Report of Independent Registered Public Accounting Firm                      61

Additional Information                                                       63

Approval of Investment Management Agreement                                  64

Trustees, Officers and Service Providers                                     69

                         Pioneer Floating Rate Fund | Annual Report | 10/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Floating Rate Fund | Annual Report | 10/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/19 3

Portfolio Management Discussion | 10/31/19

In the following interview, Jonathan Sharkey discusses the factors that influenced the bank-loan market and the performance of Pioneer Floating Rate Fund during the 12-month period ended October 31, 2019. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc., is responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the 12-month period ended October 31, 2019?

A Pioneer Floating Rate Fund's Class A shares returned 2.42% at net asset value during the 12-month period ended October 31, 2019, while the Fund's benchmark, the Standard & Poor's/Loan Syndications & Trading Association Leveraged Performing Loan Index (the S&P/LSTA Index), returned 2.51%. During the same period, the average return of the 243 mutual funds in Morningstar's Bank Loan Funds category was 1.97%.

Q How would you describe the environment for investing in bank loans during the 12-month period ended October 31, 2019?

A In late 2018, not long after the beginning of the 12-month period, the loan market was affected by massive outflows from retail mutual fund investors. The exodus was primarily driven by the comments of Federal Reserve (Fed) Chair Powell indicating that future interest-rate increases would likely be curtailed after the Fed raised rates four times in 2018. Powell's comments about interest rates lessened the attractiveness to investors of bank loans' floating-rate feature. Heightened media coverage around the end of the credit cycle for loans was a secondary factor fueling the outflows from the loan market. Furthermore, the effects of the outflows were exacerbated by low year-end 2018 liquidity, with a pause in collateralized loan obligation (CLO) formation after a record calendar year in terms of volume. Energy-related loan issues, in particular, were battered as crude oil prices plunged over the fourth quarter of 2018 on concerns about a weaker demand outlook and higher-than-expected supply, driven in part by a loosening of U.S. sanctions on Iran.

      Despite those problems, patient loan investors were rewarded as the bulk of the losses incurred in late 2018 were recouped in a credit-market rally early in 2019. Risk-oriented assets rebounded sharply in January of 2019, primarily due to the Fed's softening tone on monetary policy, as in addition to putting rate increases on pause, the Fed announced an early end to its balance-sheet reduction program. Moreover, weak economic data out of the euro zone and China led to renewed monetary policy accommodation from

4 Pioneer Floating Rate Fund | Annual Report | 10/31/19 the European Central Bank and the People's Bank of China, to go along with the Fed's actions. Modest progress on trade matters, a firming in oil prices, and positive corporate earnings reports also helped boost investor sentiment about the credit markets.

      As the 12-month period progressed, however, loan prices softened as the Fed shifted from a pause on rate increases to actual rate reductions against a backdrop of slowing economic growth and low inflation. The Fed lowered short-term interest rates by a quarter point on July 31, September 19, and October 30, bringing the benchmark federal funds target rate down to a range of 1.50% to 1.75% . Despite the rate cuts, returns in the loan market for the first 10 months of 2019 were the strongest as measured against any comparable calendar-year-to-date period dating back to 2009.

Q What factors had the biggest effects on the Fund's benchmark-relative performance during the 12-month period ended October 31, 2019?

A The Fund's return relative to the S&P/LSTA Index was essentially neutral over the 12-month period. The portfolio's asset allocations across industries was the primary driver of positive benchmark-relative returns for the 12-month period, while our tilt toward owning higher-quality loans carrying ratings in the BB range also supported the Fund's relative performance.

      The Fund's out-of-benchmark allocations to high-yield corporate bonds and high-yield credit-default-swap index contracts contributed positively to relative returns, as sound credit fundamentals and supportive Fed policy led the high-yield asset class to outperform loans for the 12-month period. Another positive contributor to the Fund's results came from the portfolio's exposure to insurance-linked securities (ILS), which are sponsored by property-and-casualty insurers to help mitigate the risk of having to pay claims in the wake of natural disasters. We generally expect to maintain a strategic allocation to ILS in the portfolio, given the potential incremental income they can provide as well as their near total lack of correlation to the performance of other securities markets.

      A key detractor from the Fund's benchmark-relative results over the 12-month period was individual loan selection, particularly within the BB and B+ ratings categories.

      With regard to industry positioning, selection results within conglomerates detracted from the Fund's benchmark-relative returns, while selection results along with an overall portfolio underweight to insurance issuers also detracted from benchmark-relative performance, as did an underweight to electronics. Conversely, selection results within automotive, telecommunications, and non-ferrous metals and mining issuers aided the Fund's benchmark-relative returns during the 12-month period.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/19 5

      In terms of individual loan names, positive contributions to the Fund's benchmark-relative performance were led by PetSmart, which announced an initial public offering of its online retailer Chewy that is expected to improve the pet supply retailer's working capital. Within telecommunications, the loan price for Frontier Communications recovered during the 12-month period as the wireline-and-internet company pursued a restructuring of its debt, and the loan for gambling equipment-and-services company Scientific Games also outperformed and benefited the Fund's benchmark-relative returns.

      On the downside, the loan for Constellis Holdings lagged and detracted from the Fund's benchmark-relative performance, as results for the security services firm have softened due to lower levels of government spending on overseas contingency operations. The loan price for Encino Acquisition Partners declined during the 12-month period as oil-price volatility continued to weigh on the exploration-and-production company's results. Finally, the Fund's position in the loan for supply chain-logistic firm Syncreon Global Holdings struggled as investor sentiment weakened over the 12-month period in the wake of a capital restructuring that was not viewed as protective to Syncreon Global's universe of loan creditors.

Q Did the Fund have any investments in derivative securities during the 12-month period ended October 31, 2019? If so, did the derivatives have any material effect on results?

A We invested the Fund in index-based high-yield bond and investment-grade bond credit-default swaps during the 12-month period. The use of the derivatives aided the Fund's performance by allowing the portfolio to gain credit-market exposure while maintaining liquidity to meet shareholder redemptions.

Q Did the Fund's distributions* to shareholders change during the 12-month period ended October 31, 2019?

A The Fund's distributions increased over the course of the 12-month period, in part due to the Fed's interest-rate hikes in 2018, which resulted in higher LIBOR (London Interbank Offered Rate) reference rates for bank loans. Near the end of the period, however, LIBOR began to decline in conjunction with the Fed's summer/fall 2019 rate cuts, which led to a reduction in the Fund's distribution rate. That said, the earlier rise in rates was enough to cause the Fund's distributions to move higher for the full 12-month period.

*     Distributions are not guaranteed.

6 Pioneer Floating Rate Fund | Annual Report | 10/31/19

Q     What is your investment outlook?

A The default rate on loans for the 12-month period ended October 31, 2019, was 1.43% by loan volume, below the historical average of slightly over 3%. The default rate by number of loan issuers was 1.64%, also below the long-term average. The default rate on loans held in the Fund has remained well below that of the market. We view loan fundamentals as positive and expect defaults to remain manageable, while likely inching closer to the long-term average over the next 12 months.

      Risks to our outlook include an unexpected decline in corporate earnings resulting from some combination of higher tariffs due to the ongoing U.S./China trade dispute, rising wage growth, and slowing global economic growth.

      We continue to maintain an up-in-quality bias in the Fund's portfolio. With the current U.S. recovery in its 10th year, we believe emphasizing owning loans in the higher-quality tier of the market as appropriate. The loan market has seen an uptick in the amount of leverage utilized by companies in buyout activity, and we have refrained from having the Fund participate in a number of the more-levered deals. We are emphasizing owning the loans of borrowers with strong cash flows, which can potentially help them pay their obligations should interest rates rise meaningfully from here, or if there is a downturn in overall conditions.

      We have been looking for opportunities to rebuild the Fund's out-of-benchmark allocations to high-yield corporates, credit-default swap indices, and ILS, as a significant move higher in interest rates appears to have become less of a near-term risk to the high-yield asset class. We view maintaining a modest position in ILS as helping to improve the Fund's long-term risk/reward profile, based on the higher yields those securities offer and the diversification** effect they provide.

      As noted earlier, the recent rate cuts by the Fed have put downward pressure on both the LIBOR reference rate and the Fund's income generation. Prior to the Fed's policy reversal in 2019, bank loans demonstrated their value in the rising-rate environment we experienced during 2018, substantially outperforming both high-yield and investment-grade corporate bonds.

**    Diversification does not assure a profit nor protect against loss.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/19 7

      A longer-term pause in Fed rate cuts coupled with a manageable default environment would likely mean that the coupon element of return will drive performance for the loan asset class. That said, we do believe there is potential for capital appreciation if the U.S. economic growth outlook improves on any resolution to trade disputes or better global growth prospects.

Please refer to the Schedule of Investments on pages 16-37 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below-investment-grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The Fund may invest in high-yield securities of any rating, including securities that are in default at the time of purchase.

Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Floating Rate Fund | Annual Report | 10/31/19

Portfolio Summary | 10/31/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Floating Rate Loan Interests                                90.9%
U.S. Government and Agency Obligations                                      4.6%
Corporate Bonds                                                             2.3%
Insurance-Linked Securities                                                 1.1%
Investment Companies                                                        0.4%
Asset Backed Securities                                                     0.4%
Collateralized Mortgage Obligation                                          0.1%
Common Stocks                                                               0.1%
Preferred Stock                                                             0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Bills, 11/19/19                                                                                   2.90%
-------------------------------------------------------------------------------------------------------------------------
 2. Scientific Games International, Inc., Initial Term B-5 Loan, 4.536%
    (LIBOR + 275 bps), 8/14/24                                                                                      1.05
-------------------------------------------------------------------------------------------------------------------------
 3. U.S. Treasury Bills, 11/26/19                                                                                   1.04
-------------------------------------------------------------------------------------------------------------------------
 4. Sprint Communications, Inc., Initial Term Loan, 4.313% (LIBOR + 250 bps), 2/2/24                                1.00
-------------------------------------------------------------------------------------------------------------------------
 5. Sinclair Television Group, Inc., Tranche B Term Loan, 4.04%
    (LIBOR + 225 bps), 1/3/24                                                                                       0.96
-------------------------------------------------------------------------------------------------------------------------
 6. Albany Molecular Research, Inc., First Lien Initial Term Loan, 5.036%
    (LIBOR + 325 bps), 8/30/24                                                                                      0.80
-------------------------------------------------------------------------------------------------------------------------
 7. CenturyLink, Inc., Initial Term B Loan, 4.536% (LIBOR + 275 bps), 1/31/25                                       0.79
-------------------------------------------------------------------------------------------------------------------------
 8. CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)), March 2017
    Refinancing Term Loan, 4.171% (LIBOR + 225 bps), 7/17/25                                                        0.77
-------------------------------------------------------------------------------------------------------------------------
 9. CDW LLC (aka AP Exhaust Acquisition LLC) (fka CDW Corp.), Term Loan,
    3.54% (LIBOR + 175 bps), 10/13/26                                                                               0.77
-------------------------------------------------------------------------------------------------------------------------
10. Chobani LLC (Chobani Idaho LLC), First Lien New Term Loan, 5.286%
    (LIBOR + 350 bps), 10/10/23                                                                                     0.77
-------------------------------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/19 9

Prices and Distributions | 10/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
       Class                   10/31/19                 10/31/18
-------------------------------------------------------------------------------
        A                       $6.57                    $6.73
-------------------------------------------------------------------------------
        C                       $6.57                    $6.74
-------------------------------------------------------------------------------
        Y                       $6.59                    $6.75
-------------------------------------------------------------------------------

Distributions per Share: 11/1/18-10/31/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Net
                      Investment            Short-Term            Long-Term
       Class           Income              Capital Gains         Capital Gains
--------------------------------------------------------------------------------
        A              $0.3177                $ --                  $ --
--------------------------------------------------------------------------------
        C              $0.2692                $ --                  $ --
--------------------------------------------------------------------------------
        Y              $0.3393                $ --                  $ --
--------------------------------------------------------------------------------

The S&P/LSTA Leveraged Performing Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-13.

10 Pioneer Floating Rate Fund | Annual Report | 10/31/19

Performance Update | 10/31/19                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Floating Rate Fund at public offering price during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.

Cumulative Total Returns
(As of October 31, 2019)
---------------------------------------------------
                  Net      Public      S&P/LSTA
                  Asset    Offering    Leveraged
                  Value    Price       Performing
Period            (NAV)    (POP)       Loan Index
---------------------------------------------------
10 years          4.11%     3.63%      5.25%
5 years           3.02      2.07       4.12
1 year            2.42     -2.19       2.51
---------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
---------------------------------------------------
Gross
---------------------------------------------------
1.03%
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Floating        S&P/LSTA Leveraged
                           Rate Fund               Performing Loan Index
10/09                      $ 9,550                 $10,000
10/10                      $10,451                 $11,141
10/11                      $10,763                 $11,499
10/12                      $11,562                 $12,495
10/13                      $12,052                 $13,178
10/14                      $12,314                 $13,629
10/15                      $12,503                 $13,838
10/16                      $13,064                 $14,752
10/17                      $13,549                 $15,526
10/18                      $13,950                 $16,268
10/19                      $14,287                 $16,676

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 11

Performance Update | 10/31/19                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan
Index.

Cumulative Total Returns
(As of October 31, 2019)
---------------------------------------------------
                                      S&P/LSTA
                                      Leveraged
                 If       If          Performing
Period           Held     Redeemed    Loan Index
---------------------------------------------------
10 years         3.33%    3.33%       5.25%
5 years          2.23     2.23        4.12
1 year           1.52     1.52        2.51
---------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
---------------------------------------------------
Gross
---------------------------------------------------
1.78%
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Floating        S&P/LSTA Leveraged
                           Rate Fund               Performing Loan Index
10/09                      $10,000                 $10,000
10/10                      $10,847                 $11,141
10/11                      $11,100                 $11,499
10/12                      $11,821                 $12,495
10/13                      $12,248                 $13,178
10/14                      $12,423                 $13,629
10/15                      $12,525                 $13,838
10/16                      $12,973                 $14,752
10/17                      $13,353                 $15,526
10/18                      $13,667                 $16,268
10/19                      $13,874                 $16,676

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Floating Rate Fund | Annual Report | 10/31/19

Performance Update | 10/31/19                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan
Index.

Cumulative Total Returns
(As of October 31, 2019)
---------------------------------------------------
                          Net        S&P/LSTA
                          Asset      Leveraged
                          Value      Performing
Period                    (NAV)      Loan Index
---------------------------------------------------
10 years                  4.44%      5.25%
5 years                   3.36       4.12
1 year                    2.74       2.51
---------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
---------------------------------------------------
         Gross           Net
---------------------------------------------------
         0.79%           0.72%
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                           Pioneer Floating        S&P/LSTA Leveraged
                           Rate Fund               Performing Loan Index
10/09                      $5,000,000              $5,000,000
10/10                      $5,485,744              $5,570,579
10/11                      $5,656,185              $5,749,724
10/12                      $6,096,150              $6,247,402
10/13                      $6,386,707              $6,589,013
10/14                      $6,546,678              $6,814,739
10/15                      $6,672,448              $6,918,875
10/16                      $6,996,073              $7,376,048
10/17                      $7,279,280              $7,763,012
10/18                      $7,517,674              $8,134,129
10/19                      $7,723,582              $8,337,990

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2020, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on actual returns from May 1, 2019 through October 31, 2019.

--------------------------------------------------------------------------------
Share Class                             A              C              Y
--------------------------------------------------------------------------------
Beginning Account                   $1,000.00      $1,000.00      $1,000.00
Value on 5/1/19
--------------------------------------------------------------------------------
Ending Account                      $1,003.53      $1,001.38      $1,005.28
Value (after expenses)
on 10/31/19
--------------------------------------------------------------------------------
Expenses Paid                           $5.40          $8.93          $3.54
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.07%, 1.77% and 0.70% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

14 Pioneer Floating Rate Fund | Annual Report | 10/31/19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2019 through October 31, 2019.

--------------------------------------------------------------------------------
Share Class                             A              C              Y
--------------------------------------------------------------------------------
Beginning Account                   $1,000.00      $1,000.00      $1,000.00
Value on 5/1/19
--------------------------------------------------------------------------------
Ending Account                      $1,019.81      $1,016.28      $1,021.68
Value (after expenses)
on 10/31/19
--------------------------------------------------------------------------------
Expenses Paid                           $5.45          $9.00          $3.57
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.07%, 1.77% and 0.70% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 15

Schedule of Investments | 10/31/19

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------------
                              UNAFFILIATED ISSUERS -- 98.3%
                              SENIOR SECURED FLOATING RATE LOAN
                              INTERESTS -- 88.2% of Net Assets*(a)
                              Aerospace & Defense -- 3.0%
    1,951,533                 Air Canada, Replacement Term Loan, 3.805% (LIBOR +
                              200 bps), 10/6/23                                                                $  1,961,291
      485,000                 American Airlines, Inc., 2017 Class B Term Loan, 3.805%
                              (LIBOR + 200 bps), 4/28/23                                                            484,939
      863,179                 American Airlines, Inc., 2017 Class B Term Loan, 3.921%
                              (LIBOR + 200 bps), 12/14/23                                                           863,299
    2,851,421                 American Airlines, Inc., 2018 Replacement Term Loan,
                              3.554% (LIBOR + 175 bps), 6/27/25                                                   2,824,096
    1,500,000                 Jazz Acquisition, Inc., First Lien Initial Term Loan, 6.35%
                              (LIBOR + 425 bps), 6/19/26                                                          1,455,000
    2,175,326                 MACOM Technology Solutions Holdings, Inc. (fka M/A-COM
                              Technology Solutions Holdings, Inc.), Initial
                              Term Loan, 4.036% (LIBOR + 225 bps), 5/17/24                                        1,908,848
    1,710,625                 Peraton Corp. (fka MHVC Acquisition Corp.), First Lien
                              Initial Term Loan, 7.04% (LIBOR + 525 bps), 4/29/24                                 1,703,141
    1,642,266                 United AirLines, Inc., Refinanced Term Loan, 3.536% (LIBOR +
                              175 bps), 4/1/24                                                                    1,527,307
    2,326,500                 WP CPP Holdings LLC, First Lien Initial Term Loan, 5.68%
                              (LIBOR + 375 bps), 4/30/25                                                          2,291,603
                                                                                                               ------------
                              Total Aerospace & Defense                                                        $ 15,019,524
---------------------------------------------------------------------------------------------------------------------------
                              Automobile -- 4.1%
    1,218,243                 American Axle & Manufacturing, Inc., Tranche B Term Loan,
                              4.102% (LIBOR + 225 bps), 4/6/24                                                 $  1,164,944
      910,011                 Commercial Vehicle Group, Inc., (CVG) Initial Term Loan,
                              7.786% (LIBOR + 600 bps), 4/12/23                                                     919,111
    1,512,742                 Cooper-Standard Automotive, Inc., Additional Term B-1 Loan,
                              3.786% (LIBOR + 200 bps), 11/2/23                                                   1,447,505
    1,405,640                 CWGS Group LLC, (aka Camping World, Inc.), Term Loan,
                              4.759% (LIBOR + 275 bps), 11/8/23                                                   1,194,794
    1,162,754                 Dana, Inc., 2018 New Term Loan B Advance, 4.036% (LIBOR +
                              225 bps), 2/27/26                                                                   1,168,326
    3,325,000                 Goodyear Tire & Rubber Co., Second Lien Term Loan, 3.97%
                              (LIBOR + 200 bps), 3/3/25                                                           3,278,234
      509,825                 KAR Auction Services, Inc., Tranche B-6 Term Loan, 4.125%
                              (LIBOR + 225 bps), 9/19/26                                                            512,480
    3,375,549                 Navistar, Inc., Tranche B Term Loan, 5.42% (LIBOR +
                              350 bps), 11/6/24                                                                   3,339,643
    1,546,368                 Superior Industries International, Inc., Replacement Term
                              Loan, 5.786% (LIBOR + 400 bps), 5/22/24                                             1,411,061
    1,600,955                 Thor Industries, Inc., Initial USD Term Loan, 5.813% (LIBOR
                              + 375 bps), 2/1/26                                                                  1,563,933
    2,377,581                 TI Group Automotive Systems LLC, Initial US Term Loan,
                              4.286% (LIBOR + 250 bps), 6/30/22                                                   2,362,350

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Fund | Annual Report | 10/31/19

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------------
                              Automobile -- (continued)
    1,807,917                 Visteon Corp., New Term Loan, 3.596% (LIBOR +
                              175 bps), 3/25/24                                                                $  1,801,137
                                                                                                               ------------
                              Total Automobile                                                                 $ 20,163,518
---------------------------------------------------------------------------------------------------------------------------
                              Banking -- 0.6%
    1,000,000                 Azalea TopCo, Inc., First Lien Initial Term Loan, 5.286%
                              (LIBOR + 350 bps), 7/24/26                                                       $    985,833
    1,846,805                 EWT Holdings III Corp. (fka WTG Holdings III Corp.),
                              Refinancing 2017-2 First Lien Term Loan, 4.786%
                              (LIBOR + 300 bps), 12/20/24                                                         1,850,268
                                                                                                               ------------
                              Total Banking                                                                    $  2,836,101
---------------------------------------------------------------------------------------------------------------------------
                              Beverage, Food & Tobacco -- 2.2%
    2,356,921                 Albertson's LLC, 2019 Term B-8 Loan, 4.536% (LIBOR +
                              275 bps), 8/17/26                                                                $  2,371,947
      937,500                 Albertson's LLC, 2019-1 Term B-7 Loan, 4.536% (LIBOR +
                              275 bps), 11/17/25                                                                    943,295
      600,000                 B&G Foods, Inc., Tranche B-4 Term Loan, 4.475% (LIBOR +
                              250 bps), 10/10/26                                                                    601,625
    3,780,215                 Chobani LLC (Chobani Idaho LLC), First Lien New Term Loan,
                              5.286% (LIBOR + 350 bps), 10/10/23                                                  3,704,611
    1,307,448                 H-Food Holdings LLC (aka Hearthside Food Solutions LLC),
                              Initial Term Loan, 5.473% (LIBOR + 369 bps), 5/23/25                                1,214,619
    1,547,004                 JBS USA LUX SA, New Term Loan, 4.286% (LIBOR +
                              250 bps), 5/1/26                                                                    1,554,371
      112,231                 Post Holdings, Inc., Series A, Incremental Term Loan, 3.83%
                              (LIBOR + 200 bps), 5/24/24                                                            112,542
      500,000                 US Foods, Inc. (aka US Foodservice, Inc.), Incremental
                              B-2019 Term Loan, 3.786% (LIBOR + 200 bps), 9/13/26                                   502,187
                                                                                                               ------------
                              Total Beverage, Food & Tobacco                                                   $ 11,005,197
---------------------------------------------------------------------------------------------------------------------------
                              Broadcasting & Entertainment -- 3.4%
    2,359,303                 Charter Communications Operating LLC (aka CCO Safari LLC),
                              Term B-2 Loan, 3.58% (LIBOR + 175 bps), 2/1/27                                   $  2,371,394
    1,536,775                 Creative Artists Agency LLC, Refinancing Term Loan, 4.8%
                              (LIBOR + 300 bps), 2/15/24                                                          1,544,266
    3,081,456                 Gray Television, Inc., Term B-2 Loan, 4.261% (LIBOR +
                              225 bps), 2/7/24                                                                    3,088,198
    2,233,125                 Gray Television, Inc., Term C Loan, 4.511% (LIBOR +
                              250 bps), 1/2/26                                                                    2,241,499
    2,000,000                 Nexstar Broadcasting, Inc., Term B-4 Loan, 4.554% (LIBOR +
                              275 bps), 9/18/26                                                                   2,011,000
    4,635,976                 Sinclair Television Group, Inc., Tranche B Term Loan, 4.04%
                              (LIBOR + 225 bps), 1/3/24                                                           4,637,423
      825,000                 Sinclair Television Group, Inc., Tranche B-2b Term Loan,
                              4.43% (LIBOR + 250 bps), 9/30/26                                                      827,269
                                                                                                               ------------
                              Total Broadcasting & Entertainment                                               $ 16,721,049
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 17

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------------
                              Building Materials -- 1.2%
    1,665,860                 Circor International, Inc., Initial Term Loan, 5.421%
                              (LIBOR + 350 bps), 12/11/24                                                      $  1,654,147
    2,066,617                 Summit Materials LLC, New Term Loan, 3.786% (LIBOR +
                              200 bps), 11/21/24                                                                  2,073,397
    2,248,250                 WKI Holding Co., Inc. (aka World Kitchen), Initial Term
                              Loan, 6.099% (LIBOR + 400 bps), 5/1/24                                              2,245,440
                                                                                                               ------------
                              Total Building Materials                                                         $  5,972,984
---------------------------------------------------------------------------------------------------------------------------
                              Buildings & Real Estate -- 3.5%
    2,700,652                 Beacon Roofing Supply, Inc., Initial Term Loan, 4.036%
                              (LIBOR + 225 bps), 1/2/25                                                        $  2,683,314
    1,107,351                 Builders FirstSource, Inc., Refinancing Term Loan, 4.786%
                              (LIBOR + 300 bps), 2/29/24                                                          1,112,611
    2,366,100                 DTZ US Borrower LLC (aka Cushman & Wakefield), Closing
                              Date Term Loan, 5.036% (LIBOR + 325 bps), 8/21/25                                   2,376,068
    1,391,459                 Penn Engineering & Manufacturing Corp., Tranche B Term
                              Loan, 4.536% (LIBOR + 275 bps), 6/27/24                                             1,372,292
    3,041,995                 Southwire Co. LLC (fka Southwire Co.), Initial Term Loan,
                              3.536% (LIBOR + 175 bps), 5/19/25                                                   3,041,046
    1,141,643                 Uniti Group, Inc., Shortfall Term Loan, 6.786% (LIBOR +
                              500 bps), 10/24/22                                                                  1,101,209
    2,931,818                 VICI Properties 1 LLC, Term B Loan, 3.85% (LIBOR +
                              200 bps), 12/20/24                                                                  2,945,563
    2,979,469                 WireCo WorldGroup, Inc. (WireCo WorldGroup Finance LP),
                              First Lien Initial Term Loan, 6.786% (LIBOR +
                              500 bps), 9/29/23                                                                   2,897,534
                                                                                                               ------------
                              Total Buildings & Real Estate                                                    $ 17,529,637
---------------------------------------------------------------------------------------------------------------------------
                              Chemicals, Plastics & Rubber -- 4.7%
    2,371,841                 Axalta Coating Systems Dutch Holding B BV (Axalta Coating
                              Systems US Holdings, Inc.), Term B-3 Dollar Loan,
                              3.854% (LIBOR + 175 bps), 6/1/24                                                 $  2,372,581
    1,746,797                 Berry Global, Inc. (fka Berry Plastics Corp.), Term W Loan,
                              3.878% (LIBOR + 200 bps), 10/1/22                                                   1,754,439
      487,500                 Berry Global, Inc. (fka Berry Plastics Corp.), Term X Loan,
                              3.878% (LIBOR + 200 bps), 1/19/24                                                     489,328
    1,818,551                 Chemours Co., Tranche B-2 US Dollar Term Loan, 3.54%
                              (LIBOR + 175 bps), 4/3/25                                                           1,726,865
    2,456,250                 Core & Main LP, Initial Term Loan, 4.808% (LIBOR +
                              275 bps), 8/1/24                                                                    2,407,125
    1,186,882                 Element Solutions, Inc. (Macdermid, Inc.), Initial Term
                              Loan, 4.036% (LIBOR + 225 bps), 1/30/26                                             1,192,631
      940,428                 LTI Holdings, Inc., First Lien Initial Term Loan, 5.286%
                              (LIBOR + 350 bps), 9/6/25                                                             867,545
    1,533,574                 Omnova Solutions, Inc., Term B-2 Loan, 5.036% (LIBOR +
                              325 bps), 8/25/23                                                                   1,533,099
    1,004,030                 Orion Engineered Carbons GmbH, Initial Dollar Term Loan,
                              4.104% (LIBOR + 200 bps), 7/25/24                                                   1,000,893

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Fund | Annual Report | 10/31/19

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------------
                              Chemicals, Plastics & Rubber -- (continued)
      897,805                 PQ Corp., Third Amendment Tranche B-1 Term Loan, 4.427%
                              (LIBOR + 250 bps), 2/8/25                                                        $    898,927
    2,281,293                 Reynolds Group Holdings, Inc., Incremental US Term Loan,
                              4.536% (LIBOR + 275 bps), 2/5/23                                                    2,284,430
    1,336,312                 Tata Chemicals North America, Term Loan, 4.875% (LIBOR +
                              275 bps), 8/7/20                                                                    1,336,312
    2,230,214                 Tronox Finance LLC, First Lien Initial Dollar Term Loan,
                              4.66% (LIBOR + 275 bps), 9/23/24                                                    2,213,140
    2,450,188                 Twist Beauty International Holdings SA, Facility B2, 5.524%
                              (LIBOR + 300 bps), 4/22/24                                                          2,362,390
    1,006,527                 Univar USA, Inc., Term B-3 Loan, 4.036% (LIBOR +
                              225 bps), 7/1/24                                                                    1,012,817
                                                                                                               ------------
                              Total Chemicals, Plastics & Rubber                                               $ 23,452,522
---------------------------------------------------------------------------------------------------------------------------
                              Computers & Electronics -- 3.3%
    2,951,108                 Applied Systems, Inc., First Lien Closing Date Term Loan,
                              5.104% (LIBOR + 300 bps), 9/19/24                                                $  2,941,095
      992,500                 Celestica, Inc., Incremental Term B-2 Loan, 4.304%
                              (LIBOR + 250 bps), 6/27/25                                                            980,094
      987,500                 Celestica, Inc., Term B Loan, 3.929% (LIBOR +
                              213 bps), 6/27/25                                                                     966,516
    2,000,000(b)              Edgewell Personal Care Co., Term B Loan, 9/18/26                                    2,008,750
    1,842,400                 Energizer Holdings, Inc., Term B Loan, 4.313% (LIBOR +
                              225 bps), 12/17/25                                                                  1,842,783
    1,145,342                 Energy Acquisition LP (aka Electrical Components
                              International), First Lien Initial Term Loan,
                              6.354% (LIBOR + 425 bps), 6/26/25                                                   1,053,714
    2,068,500                 Iron Mountain Information Management LLC, Incremental
                              Term B Loan, 3.536% (LIBOR + 175 bps), 1/2/26                                       2,045,230
    1,408,484                 Microchip Technology, Inc., Initial Term Loan, 3.79% (LIBOR
                              + 200 bps), 5/29/25                                                                 1,415,527
    1,237,540                 ON Semiconductor Corp., 2019 New Replacement Term B-4
                              Loan, 3.786% (LIBOR + 200 bps), 9/19/26                                             1,244,669
    1,739,375                 Ultra Clean Holdings, Inc., Term Loan B, 6.286% (LIBOR +
                              450 bps), 8/27/25                                                                   1,695,891
                                                                                                               ------------
                              Total Computers & Electronics                                                    $ 16,194,269
---------------------------------------------------------------------------------------------------------------------------
                              Construction & Building -- 0.3%
    1,635,746                 Quikrete Holdings, Inc., First Lien Initial Term Loan,
                              4.536% (LIBOR + 275 bps), 11/15/23                                               $  1,630,890
                                                                                                               ------------
                              Total Construction & Building                                                    $  1,630,890
---------------------------------------------------------------------------------------------------------------------------
                              Consumer Nondurables -- 0.3%
    1,500,000                 Sunshine Luxembourg VII S.a.r.l, Facility B1, 6.349% (LIBOR
                              + 425 bps), 10/1/26                                                              $  1,503,000
                                                                                                               ------------
                              Total Consumer Nondurables                                                       $  1,503,000
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 19

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------------
                              Consumer Services -- 0.5%
    2,426,301                 Prime Security Services Borrower LLC (aka Protection 1
                              Security Solutions), First Lien 2019 Refinancing Term B-1
                              Loan, 5.247% (LIBOR + 325 bps), 9/23/26                                          $  2,348,203
                                                                                                               ------------
                              Total Consumer Services                                                          $  2,348,203
---------------------------------------------------------------------------------------------------------------------------
                              Containers, Packaging & Glass -- 0.6%
    3,103,333                 Plastipak Holdings, Inc., Tranche B Term Loan, 4.29%
                              (LIBOR + 250 bps), 10/14/24                                                      $  3,007,906
                                                                                                               ------------
                              Total Containers, Packaging & Glass                                              $  3,007,906
---------------------------------------------------------------------------------------------------------------------------
                              Diversified & Conglomerate Manufacturing -- 1.2%
      561,437                 Delos Finance S.a.r.l., New Term Loan, 3.854% (LIBOR +
                              175 bps), 10/6/23                                                                $    563,753
    2,759,145(b)              Garda World Security Corp., Initial Term Loan, 10/30/26                             2,748,219
    1,392,375                 Pelican Products, Inc., First Lien Term Loan, 5.421%
                              (LIBOR + 350 bps), 5/1/25                                                           1,315,794
    1,118,115                 STG-Fairway Acquisitions, Inc. (aka First Advantage), First
                              Lien Term Loan, 7.036% (LIBOR + 525 bps), 6/30/22                                   1,118,581
                                                                                                               ------------
                              Total Diversified & Conglomerate Manufacturing                                   $  5,746,347
---------------------------------------------------------------------------------------------------------------------------
                              Diversified & Conglomerate Service -- 8.2%
    3,961,348                 Albany Molecular Research, Inc., First Lien Initial Term
                              Loan, 5.036% (LIBOR + 325 bps), 8/30/24                                          $  3,849,935
      602,762                 Alion Science and Technology Corp., First Lien Term Loan,
                              6.286% (LIBOR + 450 bps), 8/19/21                                                     603,892
      191,484                 ASGN, Inc. (fka On Assignment, Inc.), Initial Term B-2 Loan,
                              3.786% (LIBOR + 200 bps), 4/2/25                                                      192,346
      783,389                 Avis Budget Car Rental LLC, Tranche B Term Loan, 3.79%
                              (LIBOR + 200 bps), 2/13/25                                                            785,103
    1,659,753                 AVSC Holding Corp. (aka PSAV, Inc.), First Lien Initial Term
                              Loan, 5.26% (LIBOR + 325 bps), 3/3/25                                               1,599,545
      910,386                 CB Poly Investments LLC, First Lien Closing Date Term Loan,
                              5.536% (LIBOR + 375 bps), 8/16/23                                                     908,110
    2,603,478                 Change Healthcare Holdings, Inc. (fka Emdeon, Inc.), Closing
                              Date Term Loan, 4.286% (LIBOR + 250 bps), 3/1/24                                    2,591,885
    1,528,419                 DG Investment Intermediate Holdings 2, Inc. (aka Convergint
                              Technologies Holdings LLC), First Lien Initial
                              Term Loan, 4.786% (LIBOR + 300 bps), 2/3/25                                         1,491,164
    2,295,779                 DTI Holdco, Inc., Replacement B-1 Term Loan, 6.677%
                              (LIBOR + 475 bps), 9/29/23                                                          2,003,067
    1,400,000                 DynCorp International, Inc., Term Loan, 7.914% (LIBOR +
                              600 bps), 8/18/25                                                                   1,372,000
    1,950,078                 Filtration Group Corp., Initial Dollar Term Loan, 4.786%
                              (LIBOR + 300 bps), 3/29/25                                                          1,951,785
      573,862                 Gates Global LLC, Initial B-2 Dollar Term Loan, 4.536%
                              (LIBOR + 275 bps), 4/1/24                                                             563,409
    2,473,673                 GHX Ultimate Parent Corp., First Lien Initial Term Loan,
                              5.354% (LIBOR + 325 bps), 6/28/24                                                   2,435,022

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Fund | Annual Report | 10/31/19

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------------
                              Diversified & Conglomerate Service -- (continued)
    1,481,250                 Iqvia, Inc. (Quintiles IMS), Term B-3 Dollar Loan, 3.854%
                              (LIBOR + 175 bps), 6/11/25                                                       $  1,482,836
    1,836,102                 Jaguar Holding Co. I LLC (fka Jaguar Holding Co. I) (aka
                              Pharmaceutical Product Development LLC), 2018
                              Term Loan, 4.286% (LIBOR + 250 bps), 8/18/22                                        1,834,572
      989,950                 Mitchell International, Inc., First Lien Initial Term Loan,
                              5.036% (LIBOR + 325 bps), 11/29/24                                                    934,018
    3,235,621                 NVA Holdings, Inc., First Lien Term B3 Loan, 4.536%
                              (LIBOR + 275 bps), 2/2/25                                                           3,234,812
    1,726,471                 Outfront Media Capital LLC (Outfront Media Capital Corp.),
                              Term Loan, 3.94% (LIBOR + 200 bps), 11/18/2026                                      1,736,183
    1,975,000                 Sound Inpatient Physicians, Inc., First Lien Initial Term
                              Loan, 4.536% (LIBOR + 275 bps), 6/27/25                                             1,973,766
      500,000                 Sound Inpatient Physicians, Inc., Second Lien Initial Term
                              Loan, 8.536% (LIBOR + 675 bps), 6/26/26                                               500,208
    2,925,000                 Team Health Holdings, Inc., Initial Term Loan, 4.536%
                              (LIBOR + 275 bps), 2/6/24                                                           2,292,469
    1,021,501                 Tempo Acquisition LLC, Initial Term Loan, 4.786% (LIBOR +
                              300 bps), 5/1/24                                                                    1,023,544
    1,372,104                 Trico Group LLC, First Lien Tranche B-2 Term Loan, 9.104%
                              (LIBOR + 700 bps), 2/2/24                                                           1,341,232
      718,406                 West Corp., Incremental Term B-1 Loan, 5.427% (LIBOR +
                              350 bps), 10/10/24                                                                    600,318
    2,592,821                 West Corp., Initial Term B Loan, 5.927% (LIBOR +
                              400 bps), 10/10/24                                                                  2,175,268
    1,384,387                 WEX, Inc., Term B-3 Loan, 4.036% (LIBOR +
                              225 bps), 5/15/26                                                                   1,391,309
                                                                                                               ------------
                              Total Diversified & Conglomerate Service                                         $ 40,867,798
---------------------------------------------------------------------------------------------------------------------------
                              Electric & Electrical -- 0.8%
    2,461,885                 Dell International LLC (EMC Corp.), Refinancing Term B-1
                              Loan, 3.79% (LIBOR + 200 bps), 9/19/25                                           $  2,473,426
    1,413,512                 Rackspace Hosting, Inc., First Lien Term B Loan, 5.287%
                              (LIBOR + 300 bps), 11/3/23                                                          1,262,247
                                                                                                               ------------
                              Total Electric & Electrical                                                      $  3,735,673
---------------------------------------------------------------------------------------------------------------------------
                              Electronics -- 2.9%
      665,313                 Avast Software BV, 2018 Refinancing Dollar Term Loan,
                              4.354% (LIBOR + 225 bps), 9/29/23                                                $    668,829
    1,572,556                 Cabot Microelectronics Corp., Initial Term Loan, 4.063%
                              (LIBOR + 225 bps), 11/14/25                                                         1,583,348
    1,647,661                 nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
                              Term B-2 Loan, 6.286% (LIBOR + 450 bps), 10/20/22                                   1,408,750
      519,621                 Rovi Solutions Corp./Rovi Guides, Inc., Term B Loan, 4.29%
                              (LIBOR + 250 bps), 7/2/21                                                             514,262
    5,106,910                 Scientific Games International, Inc., Initial Term B-5 Loan,
                              4.536% (LIBOR + 275 bps), 8/14/24                                                   5,053,288

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 21

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------------
                              Electronics -- (continued)
    1,597,273                 Verint System, Inc., Refinancing Term Loan, 4.147% (LIBOR +
                              200 bps), 6/28/24                                                                $  1,606,258
    3,419,078                 Western Digital Corp., US Term B-4 Loan, 3.747% (LIBOR +
                              175 bps), 4/29/23                                                                   3,414,804
                                                                                                               ------------
                              Total Electronics                                                                $ 14,249,539
---------------------------------------------------------------------------------------------------------------------------
                              Entertainment & Leisure -- 0.2%
      883,838(b)              Merlin Entertainments Plc, Term Loan B, 10/16/26                                 $    889,915
                                                                                                               ------------
                              Total Entertainment & Leisure                                                    $    889,915
---------------------------------------------------------------------------------------------------------------------------
                              Environmental Services -- 0.5%
    2,569,532                 GFL Environmental, Inc., Effective Date Incremental Term
                              Loan, 4.786% (LIBOR + 300 bps), 5/30/25                                          $  2,565,356
                                                                                                               ------------
                              Total Environmental Services                                                     $  2,565,356
---------------------------------------------------------------------------------------------------------------------------
                              Financial Services -- 1.5%
    2,501,296                 Baring Private Equity Asia VI Holdings, Ltd., First Lien
                              Initial Dollar Term Loan, 4.786% (LIBOR +
                              300 bps), 10/26/22                                                               $  2,394,991
    1,876,250                 Blackhawk Network Holdings, Inc., First Lien Term Loan,
                              4.786% (LIBOR + 300 bps), 6/15/25                                                   1,863,853
    1,148,748                 Everi Payments, Inc., Term B Loan, 4.786% (LIBOR +
                              300 bps), 5/9/24                                                                    1,149,347
    1,581,314                 RPI Finance Trust, Initial Term Loan B-6, 3.786% (LIBOR +
                              200 bps), 3/27/23                                                                   1,590,333
      508,707                 Trans Union LLC, 2017 Replacement Term B-3 Loan, 3.8%
                              (LIBOR + 200 bps), 4/10/23                                                            510,438
                                                                                                               ------------
                              Total Financial Services                                                         $  7,508,962
---------------------------------------------------------------------------------------------------------------------------
                              Forest Products -- 0.3%
    1,715,000                 ProAmpac PG Borrower LLC, First Lien Initial Term Loan,
                              5.532% (LIBOR + 350 bps), 11/20/23                                               $  1,622,103
                                                                                                               ------------
                              Total Forest Products                                                            $  1,622,103
---------------------------------------------------------------------------------------------------------------------------
                              Grocery -- 0.1%
      794,616                 Diplomat Pharmacy, Inc., Initial Term B Loan, 6.29%
                              (LIBOR + 450 bps), 12/20/24                                                      $    715,155
                                                                                                               ------------
                              Total Grocery                                                                    $    715,155
---------------------------------------------------------------------------------------------------------------------------
                              Healthcare & Pharmaceuticals -- 4.6%
    1,141,252                 Acadia Healthcare Co., Inc., Tranche B-4 Term Loan, 4.286%
                              (LIBOR + 250 bps), 2/16/23                                                       $  1,144,342
    1,358,175                 Agiliti Health, Inc., Initial Term Loan, 5.063% (LIBOR +
                              300 bps), 1/4/26                                                                    1,354,780
    1,850,179                 Alkermes, Inc., 2023 Term Loan, 4.41% (LIBOR +
                              225 bps), 3/26/2023                                                                 1,844,398
    2,474,500                 Alphabet Holding Co., Inc. (aka Nature's Bounty), First Lien
                              Initial Term Loan, 5.286% (LIBOR +
                              350 bps), 9/26/24                                                                   2,266,023

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Fund | Annual Report | 10/31/19

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------------
                              Healthcare & Pharmaceuticals -- (continued)
    1,830,801                 Auris Luxembourg III S.a.r.l., Facility B2, 5.536% (LIBOR +
                              375 bps), 2/27/26                                                                $  1,802,767
    1,236,152                 Concentra, Inc., First Lien Tranche B-1 Term Loan, 4.54%
                              (LIBOR + 250 bps), 6/1/22                                                           1,238,717
    1,000,000                 Curium BidCo S.a.r.l., Facility B (USD), 6.1% (LIBOR +
                              400 bps), 7/9/26                                                                    1,003,125
    1,267,941                 Endo Luxembourg Finance Co. I S.a.r.l., Initial Term Loan,
                              6.063% (LIBOR + 425 bps), 4/29/24                                                   1,165,148
      977,273                 Explorer Holdings, Inc., Initial Term Loan, 5.854% (LIBOR +
                              375 bps), 5/2/23                                                                      977,069
    1,832,044                 Gentiva Health Services, Inc., First Lien Closing Date
                              Initial Term Loan, 5.563% (LIBOR + 375 bps), 7/2/25                                 1,837,196
      675,076                 Grifols Worldwide Operations, Ltd., Tranche B Term Loan,
                              4.086% (LIBOR + 225 bps), 1/31/25                                                     676,869
    1,732,500                 Kindred Healthcare LLC, Closing Date Term Loan, 6.813%
                              (LIBOR + 500 bps), 7/2/25                                                           1,732,500
    1,433,990                 NMN Holdings III Corp., First Lien Closing Date Term Loan,
                              5.536% (LIBOR + 375 bps), 11/13/25                                                  1,385,593
      456,019                 Prestige Brands, Inc., Term B-4 Loan, 3.786% (LIBOR +
                              200 bps), 1/26/24                                                                     457,110
    2,497,548                 Sotera Health Holdings LLC, Incremental Term Loan, 4.927%
                              (LIBOR + 300 bps), 5/15/22                                                          2,471,531
    1,500,000(b)              Upstream Rehabilitation, Inc., Term Loan, 10/23/26                                  1,501,875
                                                                                                               ------------
                              Total Healthcare & Pharmaceuticals                                               $ 22,859,043
---------------------------------------------------------------------------------------------------------------------------
                              Healthcare, Education & Childcare -- 3.8%
      860,625                 Alliance HealthCare Services, Inc., First Lien Initial Term
                              Loan, 6.286% (LIBOR + 450 bps), 10/24/23                                         $    761,653
      500,000                 Alliance HealthCare Services, Inc., Second Lien Initial Term
                              Loan, 11.786% (LIBOR + 1,000 bps), 4/24/24                                            496,250
    2,769,771                 ATI Holdings Acquisition, Inc., First Lien Initial Term
                              Loan, 5.304% (LIBOR + 350 bps), 5/10/23                                             2,658,980
      875,000                 Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
                              International, Inc.), First Incremental Term
                              Loan, 4.671% (LIBOR + 275 bps), 11/27/25                                              876,797
    3,415,253                 Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
                              International, Inc.), Initial Term Loan, 4.921%
                              (LIBOR + 300 bps), 6/2/25                                                           3,431,379
    1,743,665                 KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare), Term
                              B-3 Loan, 5.854% (LIBOR + 375 bps), 2/21/25                                         1,725,793
    1,675,198                 Life Time Fitness, Inc., 2017 Refinancing Term Loan, 4.874%
                              (LIBOR + 275 bps), 6/10/22                                                          1,671,271
      978,195                 Quorum Health Corp., Term Loan, 8.677% (LIBOR +
                              675 bps), 4/29/22                                                                     944,773
    1,933,126                 Regionalcare Hospital Partners Holdings, Inc., First Lien
                              Term B Loan, 6.304% (LIBOR +
                              450 bps), 11/16/25                                                                  1,932,219

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 23

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------------
                              Healthcare, Education & Childcare -- (continued)
    2,702,617                 Select Medical Corp., Tranche B Term Loan, 4.58% (LIBOR +
                              250 bps), 3/6/25                                                                 $  2,696,704
    1,500,000                 U.S. Renal Care, Inc., Initial Term Loan, 6.786% (LIBOR +
                              500 bps), 6/26/26                                                                   1,389,687
      332,323                 Universal Health Services, Inc., Incremental Tranche B
                              Facility, 3.536% (LIBOR + 175 bps), 10/31/25                                          333,734
                                                                                                               ------------
                              Total Healthcare, Education & Childcare                                          $ 18,919,240
---------------------------------------------------------------------------------------------------------------------------
                              Hotel, Gaming & Leisure -- 3.4%
    3,219,635                 1011778 BC Unlimited Liability Co. (New Red Finance, Inc.)
                              (aka Burger King/Tim Hortons), Term B-3 Loan,
                              4.036% (LIBOR + 225 bps), 2/16/24                                                $  3,229,684
    2,296,662                 Boyd Gaming Corp., Refinancing Term B Loan, 3.96%
                              (LIBOR + 225 bps), 9/15/23                                                          2,303,223
      450,000                 Hanjin International Corp. (aka Wilshire Grand Center),
                              Initial Term Loan, 4.304% (LIBOR +
                              250 bps), 10/18/2020                                                                  448,875
      869,636                 Hilton Worldwide Finance LLC, Refinanced Series B-2 Term
                              Loan, 3.573% (LIBOR + 175 bps), 6/22/26                                               874,201
    1,191,000                 Marriott Ownership Resorts, Inc., Initial Term Loan, 4.036%
                              (LIBOR + 225 bps), 8/29/25                                                          1,197,947
    2,639,275                 MGM Growth Properties Operating Partnership LP, Term B
                              Loan, 3.786% (LIBOR + 200 bps), 3/23/2025                                           2,649,172
    2,481,250                 Penn National Gaming, Inc., Term B-1 Facility Loan, 4.036%
                              (LIBOR + 225 bps), 10/15/25                                                         2,496,612
    1,723,252                 Stars Group Holdings BV, USD Term Loan, 5.604% (LIBOR +
                              350 bps), 7/10/25                                                                   1,732,040
    1,928,902                 Station Casinos LLC, Term B Facility Loan, 4.29% (LIBOR +
                              250 bps), 6/8/23                                                                    1,933,944
                                                                                                               ------------
                              Total Hotel, Gaming & Leisure                                                    $ 16,865,698
---------------------------------------------------------------------------------------------------------------------------
                              Insurance -- 2.6%
    2,011,305                 Alliant Holdings Intermediate LLC, Initial Term Loan, 4.804%
                              (LIBOR + 300 bps), 5/9/25                                                        $  1,964,793
    2,852,639                 Asurion LLC (fka Asurion Corp.), New Term Loan B7, 4.786%
                              (LIBOR + 300 bps), 11/3/24                                                          2,858,701
      569,185                 Asurion LLC (fka Asurion Corp.), Replacement B-6 Term Loan,
                              4.786% (LIBOR + 300 bps), 11/3/23                                                     570,163
    2,226,638                 Confie Seguros Holding II Co., Term B Loan, 6.536% (LIBOR +
                              475 bps), 4/19/22                                                                   2,097,215
    2,034,070                 Integro Parent, Inc., First Lien Initial Term Loan, 7.795%
                              (LIBOR + 575 bps), 10/31/22                                                         1,983,218
      841,615                 MPH Acquisition Holdings LLC, Initial Term Loan, 4.854%
                              (LIBOR + 275 bps), 6/7/23                                                             791,775
      997,500                 Sedgwick Claims Management Services, Inc. (Lightning
                              Cayman Merger Sub, Ltd.), 2019 Term Loan, 5.786%
                              (LIBOR + 400 bps), 9/3/26                                                             991,764

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Fund | Annual Report | 10/31/19

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------------
                              Insurance -- (continued)
    1,862,000                 USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
                              Loan, 5.104% (LIBOR + 300 bps), 5/16/24                                          $  1,809,922
                                                                                                               ------------
                              Total Insurance                                                                  $ 13,067,551
---------------------------------------------------------------------------------------------------------------------------
                              Leasing -- 1.4%
    1,883,673                 Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 3.596%
                              (LIBOR + 175 bps), 1/15/25                                                       $  1,893,637
    2,528,555                 Fly Funding II S.a.r.l., Term Loan, 4.18% (LIBOR +
                              200 bps), 2/9/23                                                                    2,532,241
      979,328                 Hertz Corp., Tranche Term B-1 Loan, 4.54% (LIBOR +
                              275 bps), 6/30/23                                                                     980,756
    1,531,675                 IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien Tranche
                              B-1 Term Loan, 5.895% (LIBOR + 375 bps), 9/11/23                                    1,517,316
                                                                                                               ------------
                              Total Leasing                                                                    $  6,923,950
---------------------------------------------------------------------------------------------------------------------------
                              Leisure & Entertainment -- 1.6%
    1,752,813                 24 Hour Fitness Worldwide, Inc., Term Loan, 5.286%
                              (LIBOR + 350 bps), 5/30/25                                                       $  1,360,182
    1,937,589                 CityCenter Holdings LLC, Term B Loan, 4.036% (LIBOR +
                              225 bps), 4/18/24                                                                   1,939,839
    2,467,007                 Fitness International LLC, Term B Loan, 5.036% (LIBOR +
                              325 bps), 4/17/24                                                                   2,463,615
      934,094                 MCC Iowa LLC, Tranche M Term Loan, 3.82% (LIBOR +
                              200 bps), 1/15/25                                                                     938,375
    1,414,202                 Six Flags Theme Parks, Inc., Tranche B Term Loan, 3.54%
                              (LIBOR + 175 bps), 4/17/26                                                          1,418,494
                                                                                                               ------------
                              Total Leisure & Entertainment                                                    $  8,120,505
---------------------------------------------------------------------------------------------------------------------------
                              Machinery -- 3.2%
      603,571                 Advanced Drainage Systems, Inc., Initial Term Loan,
                              4.063% (LIBOR + 225 bps), 7/31/26                                                $    606,778
    1,994,111                 Blount International, Inc., New Refinancing Term Loan,
                              5.946% (LIBOR + 375 bps), 4/12/23                                                   1,995,772
    1,430,684                 Clark Equipment Co. (aka Doosan Bobcat, Inc.), Repriced
                              Term Loan, 4.104% (LIBOR + 200 bps), 5/18/24                                        1,432,918
    1,702,857                 CTC AcquiCo GmbH, Facility B2, 4.874% (LIBOR +
                              275 bps), 3/7/25                                                                    1,660,286
    1,713,700                 Gardner Denver, Inc., Tranche B-1 Dollar Term Loan, 4.536%
                              (LIBOR + 275 bps), 7/30/24                                                          1,720,127
    2,250,000                 MHI Holdings LLC, Initial Term Loan, 6.786% (LIBOR +
                              500 bps), 9/20/2026                                                                 2,254,219
    1,628,300                 Milacron LLC, Term B Loan, 4.286% (LIBOR +
                              250 bps), 9/28/23                                                                   1,628,300
      692,293                 NN, Inc., Tranche B Term Loan, 5.536% (LIBOR +
                              375 bps), 10/19/22                                                                    676,717
    2,015,077                 Shape Technologies Group, Inc., Initial Term Loan, 4.934%
                              (LIBOR + 300 bps), 4/21/25                                                          1,843,795

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 25

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------------
                              Machinery -- (continued)
      352,353                 Terex Corp., Incremental US Term Loan, 3.786% (LIBOR +
                              200 bps), 1/31/24                                                                $    352,298
    1,946,741                 Welbilt, Inc. (fka Manitowoc Foodservice, Inc.), Term B
                              Loan, 4.286% (LIBOR + 250 bps), 10/23/25                                            1,933,762
                                                                                                               ------------
                              Total Machinery                                                                  $ 16,104,972
---------------------------------------------------------------------------------------------------------------------------
                              Manufacturing -- 0.3%
    1,277,906                 Aristocrat Leisure, Ltd., Term B-3 Loan, 3.716% (LIBOR +
                              175 bps), 10/19/24                                                               $  1,282,499
                                                                                                               ------------
                              Total Manufacturing                                                              $  1,282,499
---------------------------------------------------------------------------------------------------------------------------
                              Media -- 2.3%
    3,729,684                 CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                              March 2017 Refinancing Term Loan, 4.171% (LIBOR +
                              225 bps), 7/17/25                                                                $  3,716,861
    2,609,188                 CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                              October 2018 Incremental Term Loan, 4.171% (LIBOR +
                              225 bps), 1/15/26                                                                   2,598,099
      345,625                 CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                              September 2019 Initial Term Loan, 4.327% (LIBOR +
                              250 bps), 4/15/27                                                                     345,623
    2,000,000                 Diamond Sports Group LLC, Term Loan, 5.08% (LIBOR +
                              325 bps), 8/24/26                                                                   2,011,250
    1,439,776                 Quincy Media, Inc. (fka Quincy Newspapers, Inc.), Term Loan
                              B, 4.811% (LIBOR + 300 bps/PRIME + 200 bps), 11/2/22                                1,436,177
    1,100,000                 Ziggo Secured Finance Partnership, Term Loan E Facility,
                              4.421% (LIBOR + 250 bps), 4/15/25                                                   1,088,351
                                                                                                               ------------
                              Total Media                                                                      $ 11,196,361
---------------------------------------------------------------------------------------------------------------------------
                              Metals & Mining -- 2.5%
      987,500                 Aleris International, Inc., Initial Term Loan, 6.536%
                              (LIBOR + 475 bps), 2/27/23                                                       $    989,969
    2,097,894                 Atkore International, Inc., First Lien Initial Incremental
                              Term Loan, 4.86% (LIBOR + 275 bps), 12/22/23                                        2,097,569
    1,768,925                 Big River Steel LLC, Closing Date Term Loan, 7.104%
                              (LIBOR + 500 bps), 8/23/23                                                          1,762,843
    2,243,794                 BWay Holding Co., Initial Term Loan, 5.234% (LIBOR +
                              325 bps), 4/3/24                                                                    2,187,465
    1,368,750                 Oxbow Calcining LLC, First Lien Tranche B Term Loan, 5.536%
                              (LIBOR + 375 bps), 1/4/23                                                           1,367,895
    2,231,937                 Phoenix Services International LLC, Term Loan B, 5.664%
                              (LIBOR + 375 bps), 3/1/25                                                           2,064,541
    1,844,179                 TMS International Corp. (aka Tube City IMS Corp.), Term B-2
                              Loan, 4.619% (LIBOR + 275 bps), 8/14/24                                             1,754,276
                                                                                                               ------------
                              Total Metals & Mining                                                            $ 12,224,558
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Fund | Annual Report | 10/31/19

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------------
                              Oil & Gas -- 2.9%
    1,396,500                 BCP Raptor II LLC, Initial Term Loan, 6.536% (LIBOR +
                              475 bps), 11/3/25                                                                $  1,232,411
      750,000                 California Resources Corp., Term Loan, 12.175% (LIBOR +
                              1,038 bps), 12/31/21                                                                  545,625
    1,985,000                 Centurion Pipeline Co. LLC, Initial Term Loan, 5.036%
                              (LIBOR + 325 bps), 9/29/25                                                          1,988,722
    2,659,536                 Delek US Holdings, Inc., Initial Term Loan, 4.036% (LIBOR +
                              225 bps), 3/31/25                                                                   2,629,616
    1,192,148                 Encino Acquisition Partners Holdings LLC, Second Lien
                              Initial Term Loan, 8.536% (LIBOR + 675 bps), 10/29/25                                 804,700
    1,054,042                 Gulf Finance LLC, Tranche B Term Loan, 7.36% (LIBOR +
                              525 bps), 8/25/23                                                                     783,154
    1,361,250                 NorthRiver Midstream Finance LP, Initial Term B Loan, 5.349%
                              (LIBOR + 325 bps), 10/1/25                                                          1,343,101
      943,733                 St. Joseph Energy Center LLC, Term B Advance, 5.29%
                              (LIBOR + 350 bps), 4/10/25                                                            935,476
      456,218                 Summit Midstream Partners Holdings LLC, Term Loan Credit
                              Facility, 7.786% (LIBOR + 600 bps), 5/13/22                                           444,622
    3,910,500                 Traverse Midstream Partners LLC, Advance Term Loan, 5.8%
                              (LIBOR + 400 bps), 9/27/24                                                          3,451,016
                                                                                                               ------------
                              Total Oil & Gas                                                                  $ 14,158,443
---------------------------------------------------------------------------------------------------------------------------
                              Personal, Food & Miscellaneous Services -- 1.9%
    1,197,521                 CSM Bakery Solutions, Ltd. (fka CSM Bakery Supplies, Ltd.),
                              First Lien Term Loan, 6.03% (LIBOR + 400 bps), 7/3/20                            $  1,123,673
      491,250                 Diamond (BC) BV (aka Diversey), Initial USD Term Loan,
                              4.927% (LIBOR + 300 bps), 9/6/24                                                      459,626
      980,000                 IRB Holding Corp. (aka Arby's/Buffalo Wild Wings), Term B
                              Loan, 5.216% (LIBOR + 325 bps), 2/5/25                                                974,225
    2,750,000                 Option Care Health, Inc., Term B Loan, 6.286% (LIBOR +
                              450 bps), 8/6/26                                                                    2,708,750
    2,893,311                 Parfums Holding Co., Inc., First Lien Initial Term Loan,
                              6.374% (LIBOR + 425 bps), 6/30/24                                                   2,863,475
    1,753,172                 Revlon Consumer Products Corp., Initial Term B Loan, 5.624%
                              (LIBOR + 350 bps), 9/7/23                                                           1,384,459
                                                                                                               ------------
                              Total Personal, Food & Miscellaneous Services                                    $  9,514,208
---------------------------------------------------------------------------------------------------------------------------
                              Printing & Publishing -- 1.0%
    1,618,650                 Red Ventures LLC (New Imagitas, Inc.), First Lien Term B-1
                              Loan, 4.8% (LIBOR + 300 bps), 11/8/24                                            $  1,617,638
    3,149,888                 Trader Corp., First Lien 2017 Refinancing Term Loan, 4.804%
                              (LIBOR + 300 bps), 9/28/23                                                          3,145,872
                                                                                                               ------------
                              Total Printing & Publishing                                                      $  4,763,510
---------------------------------------------------------------------------------------------------------------------------
                              Professional & Business Services -- 1.7%
    1,000,000                 APi Group DE, Inc., Initial Term Loan, 4.286% (LIBOR +
                              250 bps), 10/1/26                                                                $  1,005,208
    1,000,000                 Clear Channel Outdoor Holdings, Inc., Term B Loan, 5.286%
                              (LIBOR + 350 bps), 8/21/26                                                          1,003,333

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 27

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------------
                              Professional & Business Services -- (continued)
      929,770                 Horizon Pharma USA, Inc., Sixth Amendment Refinancing
                              Term Loan, 4.563% (LIBOR + 250 bps), 5/22/26                                     $    933,402
    1,268,548                 Pre-Paid Legal Services, Inc. (aka Legal/shield), First Lien
                              Initial Term Loan, 5.036% (LIBOR + 325 bps), 5/1/25                                 1,259,827
    1,975,000                 SIWF Holdings, Inc. (aka Spring Window Fashions), First Lien
                              Initial Term Loan, 6.054% (LIBOR + 425 bps), 6/15/25                                1,946,198
    2,574,000                 Verscend Holding Corp., Term B Loan, 6.286% (LIBOR +
                              450 bps), 8/27/25                                                                   2,581,066
                                                                                                               ------------
                              Total Professional & Business Services                                           $  8,729,034
---------------------------------------------------------------------------------------------------------------------------
                              Retail -- 3.7%
    1,715,000                 Bass Pro Group LLC, Initial Term Loan, 6.786% (LIBOR +
                              500 bps), 9/25/24                                                                $  1,648,115
    3,692,375                 CDW LLC (aka AP Exhaust Acquisition LLC) (fka CDW Corp.),
                              Term Loan, 3.54% (LIBOR + 175 bps), 10/13/26                                        3,705,560
    1,902,642                 Global Appliance, Inc. (aka SharkNinja Operating LLC),
                              Tranche B Term Loan, 5.79% (LIBOR + 400 bps), 9/29/24                               1,836,049
    1,188,000                 HD Supply, Inc., Term B-5 Loan, 3.536% (LIBOR +
                              175 bps), 10/17/23                                                                  1,194,311
    2,663,040                 KFC Holdings Co. (aka Yum! Brands), 2018 Term Loan B,
                              3.628% (LIBOR + 175 bps), 4/3/25                                                    2,671,915
    1,120,237                 Men's Wearhouse, Inc., Tranche B-2 Term Loan, 5.282%
                              (LIBOR + 325 bps), 4/9/25                                                             812,172
    1,652,988                 Michaels Stores, Inc., 2018 New Replacement Term B Loan,
                              4.306% (LIBOR + 250 bps), 1/30/23                                                   1,613,316
    1,932,670                 PetSmart, Inc., Amended Term Loan, 5.93% (LIBOR +
                              400 bps), 3/11/22                                                                   1,888,779
      992,500                 Resideo Funding, Inc., Tranche B Term Loan, 4.11% (LIBOR +
                              200 bps), 10/24/25                                                                    990,433
      698,250                 Staples, Inc., 2019 Refinancing New Term B-2 Loan, 6.623%
                              (LIBOR + 450 bps), 9/12/24                                                            690,395
    1,592,000                 United Natural Foods, Inc., Initial Term Loan, 6.036%
                              (LIBOR + 425 bps), 10/22/25                                                         1,286,535
                                                                                                               ------------
                              Total Retail                                                                     $ 18,337,580
---------------------------------------------------------------------------------------------------------------------------
                              Securities & Trusts -- 0.2%
      200,000                 LCPR Loan Financing LLC, Initial Term Loan, 6.828%
                              (LIBOR + 500 bps), 10/15/26                                                      $    201,812
    1,000,000(b)              Stonepeak Lonestar Holdings LLC, Initial Term
                              Loan, 10/19/26                                                                        983,125
                                                                                                               ------------
                              Total Securities & Trusts                                                        $  1,184,937
---------------------------------------------------------------------------------------------------------------------------
                              Telecommunications -- 4.6%
    3,825,700                 CenturyLink, Inc., Initial Term B Loan, 4.536% (LIBOR +
                              275 bps), 1/31/25                                                                $  3,797,803
    2,277,000                 Ciena Corp., Refinancing Term Loan, 3.846% (LIBOR +
                              200 bps), 9/26/25                                                                   2,290,163

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Fund | Annual Report | 10/31/19

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------------
                              Telecommunications -- (continued)
    1,787,675                 Frontier Communications Corp., Term B-1 Loan, 5.54%
                              (LIBOR + 375 bps), 6/15/24                                                       $  1,783,951
    1,472,372                 Go Daddy Operating Co. LLC (GD Finance Co., Inc.), Tranche
                              B-1 Term Loan, 3.536% (LIBOR + 175 bps), 2/15/24                                    1,475,722
    3,667,027                 Level 3 Financing, Inc., Tranche B 2024 Term Loan, 4.036%
                              (LIBOR + 225 bps), 2/22/24                                                          3,674,820
    2,023,787                 Plantronics, Inc., Initial Term B Loan, 4.286% (LIBOR +
                              250 bps), 7/2/25                                                                    2,015,987
    4,876,256                 Sprint Communications, Inc., Initial Term Loan, 4.313%
                              (LIBOR + 250 bps), 2/2/24                                                           4,829,483
    1,045,876                 Virgin Media Bristol LLC, Facility N, 4.421% (LIBOR +
                              250 bps), 1/31/28                                                                   1,042,608
      731,311                 Windstream Services LLC (fka Windstream Corp.), Tranche B-6
                              Term Loan, 9.75% (PRIME + 500 bps), 3/29/21                                           741,975
      948,360                 Windstream Services LLC (fka Windstream Corp.), Tranche B-7
                              Term Loan, 9.0% (PRIME + 425 bps), 2/17/24                                            951,680
                                                                                                               ------------
                              Total Telecommunications                                                         $ 22,604,192
---------------------------------------------------------------------------------------------------------------------------
                              Transportation -- 0.6%
    1,488,750                 Envision Healthcare Corp., Initial Term Loan, 5.536%
                              (LIBOR + 375 bps), 10/10/25                                                      $  1,209,609
      530,918                 Syncreon Group BV, Second Out Term Loan, 7.786%
                              (LIBOR + 600 bps), 4/1/25                                                             467,208
    1,600,000                 Travelport Finance (Luxembourg) S.a.r.l., Initial Term
                              Loan, 7.104% (LIBOR + 500 bps), 5/29/26                                             1,495,000
                                                                                                               ------------
                              Total Transportation                                                             $  3,171,817
---------------------------------------------------------------------------------------------------------------------------
                              Utilities -- 2.5%
    1,877,468                 APLP Holdings, Ltd. Partnership, Term Loan, 4.536%
                              (LIBOR + 275 bps), 4/13/23                                                       $  1,880,603
    1,719,375                 Calpine Construction Finance Co., LP, Term B Loan, 4.286%
                              (LIBOR + 250 bps), 1/15/25                                                          1,723,405
    1,858,220                 Compass Power Generation LLC, Tranche B-1 Term Loan,
                              5.286% (LIBOR + 350 bps), 12/20/24                                                  1,859,768
    2,578,265                 Eastern Power LLC (Eastern Covert Midco LLC) (aka TPF II LC
                              LLC), Term Loan, 5.536% (LIBOR +
                              375 bps), 10/2/23                                                                   2,577,865
      498,744                 Edgewater Generation LLC, Term Loan, 5.536% (LIBOR +
                              375 bps), 12/13/25                                                                    479,417
    1,750,000                 Talen Energy Supply LLC, Initial Term Loan, 5.69% (LIBOR +
                              375 bps), 7/8/26                                                                    1,732,500
    2,232,538                 Vistra Operations Co. LLC (fka Tex Operations Co. LLC),
                              Initial Term Loan, 3.786% (LIBOR + 200 bps), 8/4/23                                 2,242,428
                                                                                                               ------------
                              Total Utilities                                                                  $ 12,495,986
---------------------------------------------------------------------------------------------------------------------------
                              TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                              (Cost $446,245,692)                                                              $437,809,732
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 29

---------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                         Value
---------------------------------------------------------------------------------------------------------------------------
                              COMMON STOCKS -- 0.1% of Net Assets
                              Specialty Retail -- 0.0%+
       54,675^(c)             Targus Cayman SubCo., Ltd.                                                       $     65,063
                                                                                                               ------------
                              Total Specialty Retail                                                           $     65,063
---------------------------------------------------------------------------------------------------------------------------
                              Transportation Infrastructure -- 0.1%
       20,199(c)              Syncreon Group BV                                                                $    287,836
                                                                                                               ------------
                              Total Transportation Infrastructure                                              $    287,836
---------------------------------------------------------------------------------------------------------------------------
                              TOTAL COMMON STOCKS
                              (Cost $428,928)                                                                  $    352,899
---------------------------------------------------------------------------------------------------------------------------
                              PREFERRED STOCK -- 0.1% of Net Assets
                              Consumer Finance -- 0.1%
       10,902(d)              GMAC Capital Trust I, 7.943% (3 Month USD LIBOR +
                              579 bps), 2/15/40                                                                $    287,922
                                                                                                               ------------
                              Total Consumer Finance                                                           $    287,922
---------------------------------------------------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCK
                              (Cost $286,178)                                                                  $    287,922
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)
---------------------------------------------------------------------------------------------------------------------------
                              ASSET BACKED SECURITIES -- 0.4%
                              of Net Assets
    1,000,000(a)              Hertz Fleet Lease Funding LP, Series 2016-1, Class E,
                              5.439% (1 Month USD LIBOR + 350 bps), 4/10/30
                              (144A)                                                                           $  1,001,019
      875,000(a)              Palmer Square Loan Funding, Ltd., Series 2018-1A,
                              Class D, 5.951% (3 Month USD LIBOR +
                              395 bps), 4/15/26 (144A)                                                              838,087
---------------------------------------------------------------------------------------------------------------------------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $1,881,500)                                                                $  1,839,106
---------------------------------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE OBLIGATION -- 0.1%
                              of Net Assets
      625,000(a)              Morgan Stanley Capital I Trust, Series 2019-BPR,
                              Class D, 5.921% (1 Month USD LIBOR +
                              400 bps), 5/15/36 (144A)                                                         $    624,990
---------------------------------------------------------------------------------------------------------------------------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATION
                              (Cost $625,000)                                                                  $    624,990
---------------------------------------------------------------------------------------------------------------------------
                              CORPORATE BONDS -- 2.3% of Net Assets
                              Advertising -- 0.1%
      340,000                 MDC Partners, Inc., 6.5%, 5/1/24 (144A)                                          $    325,125
                                                                                                               ------------
                              Total Advertising                                                                $    325,125
---------------------------------------------------------------------------------------------------------------------------
                              Beverages -- 0.1%
      359,000                 Pernod Ricard SA, 4.45%, 1/15/22 (144A)                                          $    377,162
                                                                                                               ------------
                              Total Beverages                                                                  $    377,162
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Fund | Annual Report | 10/31/19

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------------
                              Chemicals -- 0.1%
      376,000                 Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 4/1/25 (144A)                       $    365,660
                                                                                                               ------------
                              Total Chemicals                                                                  $    365,660
---------------------------------------------------------------------------------------------------------------------------
                              Diversified Finance Services -- 0.3%
    1,000,000                 Avation Capital SA, 6.5%, 5/15/21 (144A)                                         $  1,042,500
      385,000                 Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/26                                   422,056
                                                                                                               ------------
                              Total Diversified Finance Services                                               $  1,464,556
---------------------------------------------------------------------------------------------------------------------------
                              Food -- 0.1%
      550,000                 JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
                              5.5%, 1/15/30 (144A)                                                             $    591,938
                                                                                                               ------------
                              Total Food                                                                       $    591,938
---------------------------------------------------------------------------------------------------------------------------
                              Healthcare-Services -- 0.3%
      600,000                 CHS/Community Health Systems, Inc., 6.25%, 3/31/23                               $    584,625
    1,000,000                 Molina Healthcare, Inc., 5.375%, 11/15/22                                           1,055,000
                                                                                                               ------------
                              Total Healthcare-Services                                                        $  1,639,625
---------------------------------------------------------------------------------------------------------------------------
                              Miscellaneous Manufacturers -- 0.2%
    1,000,000                 EnPro Industries, Inc., 5.75%, 10/15/26                                          $  1,057,500
                                                                                                               ------------
                              Total Miscellaneous Manufacturers                                                $  1,057,500
---------------------------------------------------------------------------------------------------------------------------
                              Oil & Gas -- 0.2%
      485,000                 Gulfport Energy Corp., 6.625%, 5/1/23                                            $    362,537
      947,000                 Oasis Petroleum, Inc., 6.875%, 3/15/22                                                830,993
                                                                                                               ------------
                              Total Oil & Gas                                                                  $  1,193,530
---------------------------------------------------------------------------------------------------------------------------
                              Oil & Gas Services -- 0.4%
    1,000,000                 Archrock Partners LP/Archrock Partners Finance Corp.,
                              6.0%, 10/1/22                                                                    $  1,007,500
    1,000,000                 FTS International, Inc., 6.25%, 5/1/22                                                713,750
                                                                                                               ------------
                              Total Oil & Gas Services                                                         $  1,721,250
---------------------------------------------------------------------------------------------------------------------------
                              Packaging & Containers -- 0.2%
    1,150,000(a)              Reynolds Group Issuer, Inc./Reynolds Group Issuer
                              LLC/Reynolds Group Issuer Lu, 5.501% (3 Month USD
                              LIBOR + 350 bps), 7/15/21 (144A)                                                 $  1,152,875
                                                                                                               ------------
                              Total Packaging & Containers                                                     $  1,152,875
---------------------------------------------------------------------------------------------------------------------------
                              Transportation -- 0.3%
    1,400,000(a)              Golar LNG Partners LP, 8.408% (3 Month USD LIBOR +
                              625 bps), 5/18/21 (144A)                                                         $  1,379,001
                                                                                                               ------------
                              Total Transportation                                                             $  1,379,001
---------------------------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS
                              (Cost $11,717,585)                                                               $ 11,268,222
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 31

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------------
                              INSURANCE-LINKED SECURITIES -- 1.1%
                              of Net Assets(e)
                              Catastrophe Linked Bonds -- 0.1%
                              Multiperil -- U.S. -- 0.1%
      300,000+(a)             Panthera Re 2018-1, 5.034% (3 Month U.S. Treasury Bill +
                              350 bps), 3/9/20 (144A)                                                          $    303,120
                                                                                                               ------------
                              Total Catastrophe Linked Bonds                                                   $    303,120
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Face
Amount USD ($)
---------------------------------------------------------------------------------------------------------------------------
                              Collateralized Reinsurance -- 0.0%+
                              Multiperil -- Worldwide -- 0.0%+
      368,836+(f)             Kilarney Re 2018, 4/15/20                                                        $    186,189
       12,000+(f)             Limestone Re 2016-1, 8/31/21                                                           14,540
      300,000+(c)(f)          Resilience Re, 4/6/20                                                                      30
                                                                                                               ------------
                                                                                                               $    200,759
---------------------------------------------------------------------------------------------------------------------------
                              Windstorm -- Florida -- 0.0%+
      300,000+(f)             Formby Re 2018, 2/28/20                                                          $     95,059
      102,242+(c)(f)          Formby Re 2018-2, 3/31/20                                                                 838
                                                                                                               ------------
                                                                                                               $     95,897
                                                                                                               ------------
                              Total Collateralized Reinsurance                                                 $    296,656
---------------------------------------------------------------------------------------------------------------------------
                              Reinsurance Sidecars -- 1.0%
                              Multiperil -- U.S. -- 0.1%
      600,000+(c)(f)          Carnoustie Re 2016, 11/30/20                                                     $     16,200
      600,000+(c)(f)          Carnoustie Re 2017, 11/30/21                                                          152,520
      400,000+(c)(g)          Harambee Re 2018, 12/31/21                                                             46,000
      400,000+(c)(g)          Harambee Re 2019, 12/31/22                                                            427,960
                                                                                                               ------------
                                                                                                               $    642,680
---------------------------------------------------------------------------------------------------------------------------
                              Multiperil -- Worldwide -- 0.9%
      400,000+(c)(f)          Alturas Re 2019-2, 3/10/22                                                       $    426,400
      250,000+(c)(f)          Bantry Re 2016, 3/30/20                                                                20,150
    1,635,886+(c)(f)          Berwick Re 2018-1, 12/31/21                                                           261,251
      739,764+(c)(f)          Berwick Re 2019-1, 12/31/22                                                           791,824
      570,000+(c)(f)          Eden Re II, 3/22/23 (144A)                                                            584,763
       30,000+(c)(f)          Eden Re II, 3/22/22 (144A)                                                             67,800
      350,000+(f)             Gleneagles Re 2016, 11/30/20                                                           10,920
       12,000+(f)             Limestone Re 2018, 3/1/22                                                              41,108
      700,000+(c)(g)          Lorenz Re 2018, 7/1/21                                                                146,930
      400,000+(c)(f)          Merion Re 2018-2, 12/31/21                                                            399,200
      600,000+(f)             Pangaea Re 2016-1, 11/30/20                                                             1,646
      600,000+(c)(f)          Pangaea Re 2017-1, 11/30/21                                                             9,660
      600,000+(c)(f)          Pangaea Re 2018-1, 12/31/21                                                            35,280
      600,000+(c)(f)          Pangaea Re 2018-3, 7/1/22                                                              29,760

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Fund | Annual Report | 10/31/19

---------------------------------------------------------------------------------------------------------------------------
Face
Amount USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------------
                              Multiperil -- Worldwide -- (continued)
      491,548+(c)(f)          Pangaea Re 2019-1, 2/1/23                                                        $    488,992
      441,188+(c)(f)          Pangaea Re 2019-3, 7/1/23                                                             429,144
      250,000+(c)(f)          Sector Re V, Ltd., 12/1/23 (144A)                                                     193,563
      600,000+(c)(f)          St. Andrews Re 2017-1, 2/1/20                                                          40,680
      695,194+(c)(f)          St. Andrews Re 2017-4, 6/1/20                                                          68,407
      253,645+(c)(f)          Woburn Re 2018, 12/31/21                                                              107,799
       74,914+(c)(f)          Woburn Re 2019, 12/31/22                                                               80,854
                                                                                                               ------------
                                                                                                               $  4,236,131
                                                                                                               ------------
                              Total Reinsurance Sidecars                                                       $  4,878,811
---------------------------------------------------------------------------------------------------------------------------
                              TOTAL INSURANCE-LINKED SECURITIES
                              (Cost $6,065,831)                                                                $  5,478,587
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)
---------------------------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 4.4%
                              of Net Assets
    3,000,000(h)              U.S. Treasury Bills, 11/5/19                                                     $  2,999,494
   14,000,000(h)              U.S. Treasury Bills, 11/19/19                                                      13,989,319
    5,000,000(h)              U.S. Treasury Bills, 11/26/19                                                       4,994,653
---------------------------------------------------------------------------------------------------------------------------
                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                              (Cost $21,981,515)                                                               $ 21,983,466
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------------------------------
                              INVESTMENT COMPANIES -- 0.4%
                              of Net Assets
       50,000                 BlackRock Floating Rate Income Strategies Fund, Inc.                             $    635,500
       50,000                 Eaton Vance Floating-Rate Income Trust                                                660,000
       50,000                 First Trust Senior Floating Rate Income Fund II                                       599,000
       50,000                 Invesco Senior Income Trust                                                           209,000
---------------------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENT COMPANIES
                              (Cost $2,385,509)                                                                $  2,103,500
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 33

---------------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------------
                              TEMPORARY CASH INVESTMENTS -- 1.2%
                              of Net Assets
                              REPURCHASE AGREEMENTS -- 1.2%
    1,240,000                 $1,240,000 Merrill Lynch, Pierce, Fenner & Smith, Inc.,
                              1.75%, dated 10/31/19 plus accrued interest on
                              11/1/19 collateralized by:
                              $1,264,800 Government National Mortgage Association,
                              4.5% - 5.0%, 5/1/49 - 6/1/49                                                     $  1,240,000
    2,260,000                 $2,260,000 RBC Capital Markets LLC, 1.73%,
                              dated 10/31/19 plus accrued interest on 11/1/19
                              collateralized by the following:
                              $456,715 Federal National Mortgage Association,
                              3.0% - 4.0%, 11/1/48 - 6/1/49
                              $1,848,596 Freddie Mac Giant, 3.5% - 4.0%,
                              9/1/42 - 7/1/49                                                                     2,260,000
    2,610,000                 $2,610,000 ScotiaBank, 1.73%, dated 10/31/19 plus
                              accrued interest on 11/1/19 collateralized by the following:
                              $1,286,350 Freddie Mac Giant, 3.0%, 11/1/48
                              $1,376,076 U.S. Treasury Notes, 2.375%, 2/29/24                                     2,610,000
                                                                                                               ------------
                                                                                                               $  6,110,000
---------------------------------------------------------------------------------------------------------------------------
                              TOTAL TEMPORARY CASH INVESTMENTS
                              (Cost $6,110,000)                                                                $  6,110,000
---------------------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 98.3%
                              (Cost $497,727,738)                                                              $487,858,424
---------------------------------------------------------------------------------------------------------------------------
                              OTHER ASSETS AND LIABILITIES -- 1.7%                                             $  8,277,353
---------------------------------------------------------------------------------------------------------------------------
                              NET ASSETS -- 100.0%                                                             $496,135,777
===========================================================================================================================

bps          Basis Points.

LIBOR        London Interbank Offered Rate.

PRIME        U.S. Federal Funds Rate.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2019, the value of these securities amounted to $9,269,659, or 1.9% of net assets.

+            Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2019.

+ Security that used significant unobservable inputs to determine its value.

^ Security is valued using fair value methods (other than supplied by independent pricing services).

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Fund | Annual Report | 10/31/19

(a) Floating rate note. Coupon rate, reference index and spread shown at October 31, 2019.

(b) This term loan will settle after October 31, 2019, at which time the interest rate will be determined.

(c)          Non-income producing security.

(d) The interest rate is subject to change periodically. The interest rate and/or reference index and spread are shown at October 31, 2019.

(e)          Securities are restricted as to resale.

(f)          Issued as participation notes.

(g)          Issued as preference shares.

(h) Security issued with a zero coupon. Income is recognized through accretion of discount.

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT -- SELL PROTECTION

---------------------------------------------------------------------------------------------------------------------------
                  Obligation                          Annual
Notional          Reference/           Pay/           Fixed      Expiration     Premiums     Unrealized       Market
Amount ($)(1)     Index                Receive(2)     Rate       Date           Paid         Appreciation     Value
---------------------------------------------------------------------------------------------------------------------------
12,543,300        Markit CDX           Receive        5.00%      6/20/24        $757,280     $256,959         $1,014,239
                  North America
                  High Yield Index
                  Series 32
 5,000,000        Markit CDX           Receive        1.00%      6/20/24         108,568       11,913            120,481
                  North America
                  Investment
                  Grade Series 32
---------------------------------------------------------------------------------------------------------------------------
TOTAL SWAP CONTRACTS                                                            $865,848     $268,872         $1,134,720
===========================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives quarterly.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2019, aggregated $85,946,887 and $518,295,486, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2019, the Fund engaged in sales of $10,903,866 which resulted in a net realized gain/(loss) of $(97,193).

At October 31, 2019, the net unrealized depreciation on investments based on cost for federal tax purposes of $499,341,102 was as follows:

    Aggregate gross unrealized appreciation for all investments in which
      there is an excess of value over tax cost                                 $  2,048,885
    Aggregate gross unrealized depreciation for all investments in which
      there is an excess of tax cost over value                                  (12,396,843)
                                                                                ------------
    Net unrealized depreciation                                                 $(10,347,958)
                                                                                ============

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 35

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2019, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------------------
                                        Level 1        Level 2          Level 3        Total
-----------------------------------------------------------------------------------------------------
Senior Secured Floating
 Rate Loan Interests                    $       --     $437,809,732     $       --     $437,809,732
Common Stocks
 Specialty Retail                               --               --         65,063           65,063
 Transportation
   Infrastructure                               --          287,836             --          287,836
Preferred Stock                            287,922               --             --          287,922
Asset Backed Securities                         --        1,839,106             --        1,839,106
Collateralized Mortgage
 Obligation                                     --          624,990             --          624,990
Corporate Bonds                                 --       11,268,222             --       11,268,222
Insurance-Linked Securities
 Catastrophe Linked Bonds
   Multiperil -- U.S.                           --               --        303,120          303,120
 Collateralized Reinsurance
   Multiperil -- Worldwide                      --               --        200,759          200,759
   Windstorm -- Florida                         --               --         95,897           95,897
 Reinsurance Sidecars
   Multiperil -- U.S.                           --               --        642,680          642,680
   Multiperil -- Worldwide                      --               --      4,236,131        4,236,131
U.S. Government and
 Agency Obligations                             --       21,983,466             --       21,983,466
Investment Companies                     2,103,500               --             --        2,103,500
Repurchase Agreements                           --        6,110,000             --        6,110,000
-----------------------------------------------------------------------------------------------------
Total Investments
 in Securities                          $2,391,422     $479,923,352     $5,543,650     $487,858,424
=====================================================================================================
Other Financial
 Instruments
 Swap contracts, at value               $       --     $  1,134,720     $       --     $  1,134,720
-----------------------------------------------------------------------------------------------------
Total Other
 Financial Instruments                  $       --     $  1,134,720     $       --     $  1,134,720
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Fund | Annual Report | 10/31/19

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------
                                                             Insurance-
                                               Common        Linked
                                               Stocks        Securities       Total
------------------------------------------------------------------------------------------
Balance as of 10/31/18                         $113,724      $ 9,462,948      $ 9,576,672
Realized gain (loss)(1)                              --           16,472           16,472
Changed in unrealized appreciation
 (depreciation)(2)                               (3,441)        (682,806)        (686,247)
Accrued discounts/premiums                           --               --               --
Purchases                                            --        3,675,221        3,675,221
Sales                                           (45,220)      (6,993,248)      (7,038,468)
Transfers in to Level 3*                             --               --               --
Transfers out of Level 3*                            --               --               --
------------------------------------------------------------------------------------------
Balance as of 10/31/19                         $ 65,063      $ 5,478,587      $ 5,543,650
==========================================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. During the year ended October 31, 2019, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments still
      held and considered Level 3 at October 31, 2019:                                      $(555,353)
                                                                                            ---------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 37

Statement of Assets and Liabilities | 10/31/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $497,727,738)             $487,858,424
  Cash                                                                             8,307,352
  Swaps collateral                                                                   731,751
  Swap contracts, at value (net premiums paid $865,848)                            1,134,720
  Receivables --
     Investment securities sold                                                   12,291,293
     Fund shares sold                                                                670,203
     Interest                                                                        883,544
  Due from the Adviser                                                                83,599
  Other assets                                                                        16,019
---------------------------------------------------------------------------------------------
        Total assets                                                            $511,976,905
=============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                            $ 11,843,603
     Fund shares repurchased                                                       2,037,977
     Distributions                                                                   278,430
     Trustees' fees                                                                    3,507
  Due to broker for swaps                                                          1,145,295
  Variation margin for centrally cleared swap contracts                               25,426
  Unrealized depreciation on unfunded loan commitments                                 8,581
  Due to affiliates                                                                   61,268
  Accrued expenses                                                                   437,041
---------------------------------------------------------------------------------------------
        Total liabilities                                                       $ 15,841,128
=============================================================================================
NET ASSETS:
  Paid-in capital                                                               $537,433,646
  Distributable earnings (loss)                                                  (41,297,869)
---------------------------------------------------------------------------------------------
        Net assets                                                              $496,135,777
=============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $120,558,745/18,359,970 shares)                             $       6.57
  Class C (based on $39,104,879/5,949,024 shares)                               $       6.57
  Class Y (based on $336,472,153/51,085,789 shares)                             $       6.59
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $6.57 net asset value per share/100%-4.50%
     maximum sales charge)                                                      $       6.88
=============================================================================================

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Fund | Annual Report | 10/31/19

Statement of Operations

For the Year Ended 10/31/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                    $ 37,894,022
  Dividends from unaffiliated issuers                                        516,608
--------------------------------------------------------------------------------------------------------
       Total investment income                                                             $ 38,410,630
========================================================================================================
EXPENSES:
  Management fees                                                       $  3,955,072
  Administrative expense                                                     229,167
  Transfer agent fees
     Class A                                                                 144,372
     Class C                                                                  35,322
     Class Y                                                                 492,192
  Distribution fees
     Class A                                                                 340,574
     Class C                                                                 544,264
  Shareowner communications expense                                           35,202
  Custodian fees                                                              74,114
  Registration fees                                                          119,765
  Professional fees                                                          119,552
  Printing expense                                                            47,608
  Pricing fees                                                                50,207
  Trustees' fees                                                              32,170
  Insurance expense                                                           12,795
  Interest expense                                                            46,448
  Miscellaneous                                                              302,880
--------------------------------------------------------------------------------------------------------
     Total expenses                                                                        $  6,581,704
     Less fees waived and expenses reimbursed by the Adviser                                   (781,282)
--------------------------------------------------------------------------------------------------------
     Net expenses                                                                          $  5,800,422
--------------------------------------------------------------------------------------------------------
       Net investment income                                                               $ 32,610,208
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                $(11,869,258)
     Forward foreign currency contracts                                        7,524
     Swap contracts                                                           87,673
     Other assets and liabilities denominated in
       foreign currencies                                                    (37,190)      $(11,811,251)
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                $ (7,582,817)
     Forward foreign currency contracts                                      (14,211)
     Swap contracts                                                          270,533
     Unfunded loan commitments                                               (18,229)
     Other assets and liabilities denominated in
       foreign currencies                                                     54,406       $ (7,290,318)
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                   $(19,101,569)
--------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $ 13,508,639
========================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 39

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------------
                                                                       Year                 Year
                                                                       Ended                Ended
                                                                       10/31/19             10/31/18
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                           $  32,610,208        $  36,001,477
Net realized gain (loss) on investments                                  (11,811,251)          (2,116,131)
Change in net unrealized appreciation
  (depreciation) on investments                                           (7,290,318)          (6,123,471)
----------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations              $  13,508,639        $  27,761,875
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     Class A ($0.32 and $0.27 per share, respectively)                 $  (6,547,561)       $  (6,978,239)
     Class C ($0.27 and $0.22 per share, respectively)                    (2,223,349)          (2,383,910)
     Class Y ($0.34 and $0.29 per share, respectively)                   (24,842,616)         (26,910,705)
----------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                              $ (33,613,526)       $ (36,272,854)
----------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                      $ 168,055,803        $ 414,179,477
Reinvestment of distributions                                             28,938,127           32,093,449
Cost of shares repurchased                                              (623,353,648)        (361,051,827)
----------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from Fund share transactions                                    $(426,359,718)       $  85,221,099
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  $(446,464,605)       $  76,710,120
NET ASSETS:
Beginning of year                                                      $ 942,600,382        $ 865,890,262
----------------------------------------------------------------------------------------------------------
End of year                                                            $ 496,135,777        $ 942,600,382
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Fund | Annual Report | 10/31/19

-------------------------------------------------------------------------------------------------------
                                    Year Ended       Year Ended         Year Ended       Year Ended
                                    10/31/19         10/31/19           10/31/18         10/31/18
                                    Shares           Amount             Shares           Amount
-------------------------------------------------------------------------------------------------------
Class A
Shares sold                           3,390,761      $  22,477,360        9,683,451      $  65,540,109
Reinvestment of
  distributions                         939,559          6,214,408          975,066          6,596,289
Less shares repurchased              (9,880,687)       (65,579,309)     (15,163,284)      (102,659,897)
-------------------------------------------------------------------------------------------------------
     Net decrease                    (5,550,367)     $ (36,887,541)      (4,504,767)     $ (30,523,499)
=======================================================================================================
Class C
Shares sold                           1,084,913      $   7,194,599        2,506,138      $  16,969,718
Reinvestment of
  distributions                         306,250          2,026,655          325,208          2,201,908
Less shares repurchased              (5,587,402)       (37,054,505)      (4,306,823)       (29,161,062)
-------------------------------------------------------------------------------------------------------
     Net decrease                    (4,196,239)     $ (27,833,251)      (1,475,477)     $  (9,989,436)
=======================================================================================================
Class Y
Shares sold                          20,786,285      $ 138,383,844       48,878,516      $ 331,669,650
Reinvestment of
  distributions                       3,121,496         20,697,064        3,435,561         23,295,252
Less shares repurchased             (78,459,853)      (520,719,834)     (33,777,903)      (229,230,868)
-------------------------------------------------------------------------------------------------------
     Net increase
        (decrease)                  (54,552,072)     $(361,638,926)      18,536,174      $ 125,734,034
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 41

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Year          Year          Year          Year          Year
                                                                  Ended         Ended         Ended         Ended         Ended
                                                                  10/31/19      10/31/18      10/31/17      10/31/16*     10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $   6.73      $   6.80      $   6.79      $   6.73      $   6.86
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                $   0.31      $   0.26      $   0.24      $   0.24      $   0.24
  Net realized and unrealized gain (loss) on investments             (0.15)        (0.06)         0.01          0.05         (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $   0.16      $   0.20      $   0.25      $   0.29      $   0.10
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                           $  (0.32)     $  (0.27)     $  (0.24)     $  (0.23)     $  (0.23)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  (0.16)     $  (0.07)     $   0.01      $   0.06      $  (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   6.57      $   6.73      $   6.80      $   6.79      $   6.73
====================================================================================================================================
Total return (b)                                                      2.42%         2.96%         3.71%         4.49%         1.53%
Ratio of net expenses to average net assets                           1.07%         1.01%         1.02%         1.01%         1.08%
Ratio of net investment income (loss) to average net assets           4.64%         3.89%         3.54%         3.66%         3.48%
Portfolio turnover rate                                                 13%           42%           69%           51%           24%
Net assets, end of period (in thousands)                          $120,559      $161,020      $193,193      $194,408      $174,979
Ratios with no waiver of fees and assumption of expense by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                1.11%         1.01%         1.02%         1.04%         1.10%
  Net investment income (loss) to average net assets                  4.60%         3.89%         3.54%         3.63%         3.46%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Fund | Annual Report | 10/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Year          Year          Year          Year          Year
                                                                  Ended         Ended         Ended         Ended         Ended
                                                                  10/31/19      10/31/18      10/31/17      10/31/16*     10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $  6.74       $  6.80       $  6.79       $  6.74       $  6.87
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                $  0.26       $  0.21       $  0.19       $  0.19       $  0.19
  Net realized and unrealized gain (loss) on investments            (0.16)        (0.05)         0.01          0.05         (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $  0.10       $  0.16       $  0.20       $  0.24       $  0.06
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                           $ (0.27)      $ (0.22)      $ (0.19)      $ (0.19)      $ (0.19)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.17)      $ (0.06)      $  0.01       $  0.05       $ (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  6.57       $  6.74       $  6.80       $  6.79       $  6.74
====================================================================================================================================
Total return (b)                                                     1.52%         2.35%         2.93%         3.58%         0.81%
Ratio of net expenses to average net assets                          1.77%         1.76%         1.77%         1.79%         1.81%
Ratio of net investment income (loss) to average net assets          3.94%         3.15%         2.78%         2.89%         2.74%
Portfolio turnover rate                                                13%           42%           69%           51%           24%
Net assets, end of period (in thousands)                          $39,105       $68,364       $79,057       $85,563       $92,924
Ratios with no waiver of fees and assumption of expense by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                               1.81%         1.76%         1.77%         1.81%         1.84%
  Net investment income (loss) to average net assets                 3.90%         3.15%         2.78%         2.87%         2.71%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 43

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Year          Year          Year          Year          Year
                                                                  Ended         Ended         Ended         Ended         Ended
                                                                  10/31/19      10/31/18      10/31/17      10/31/16*     10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                              $   6.75      $   6.82      $   6.81      $   6.75      $   6.88
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                $   0.33      $   0.29      $   0.26      $   0.27      $   0.26
  Net realized and unrealized gain (loss) on investments             (0.15)        (0.07)         0.01          0.05         (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $   0.18      $   0.22      $   0.27      $   0.32      $   0.13
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                           $  (0.34)     $  (0.29)     $  (0.26)     $  (0.26)     $  (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  (0.16)     $  (0.07)     $   0.01      $   0.06      $  (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   6.59      $   6.75      $   6.82      $   6.81      $   6.75
====================================================================================================================================
Total return (b)                                                      2.74%         3.27%         4.05%         4.85%         1.92%
Ratio of net expenses to average net assets                           0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to average net assets           5.00%         4.22%         3.86%         3.97%         3.84%
Portfolio turnover rate                                                 13%           42%           69%           51%           24%
Net assets, end of period (in thousands)                          $336,472      $713,216      $593,640      $453,152      $323,812
Ratios with no waiver of fees and assumption of expense by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                0.85%         0.77%         0.79%         0.82%         0.82%
  Net investment income (loss) to average net assets                  4.85%         4.15%         3.77%         3.85%         3.72%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Fund | Annual Report | 10/31/19

Notes to Financial Statements | 10/31/19

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund (the "Fund") is one of two portfolios comprising Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class K shares did not have assets or shareholders as of October 31, 2019. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 45 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

46 Pioneer Floating Rate Fund | Annual Report | 10/31/19

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

      Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 47 team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At October 31, 2019, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.01% of net assets. The value of this fair valued security was $65,063.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

48 Pioneer Floating Rate Fund | Annual Report | 10/31/19

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At October 31, 2019, the Fund reclassified $574,533 to increase distributable earnings and $574,533 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 49

      At October 31, 2019, the Fund was permitted to carry forward indefinitely $3,437,199 of short-term losses and $28,774,495 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

      The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018, were as follows:

      --------------------------------------------------------------------------
                                                        2019               2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                             $33,613,526       $36,272,854
      --------------------------------------------------------------------------
          Total                                   $33,613,526       $36,272,854
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2019:

      --------------------------------------------------------------------------
                                                                          2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $  1,549,823
      Capital loss carryforward                                     (32,211,694)
      Dividend payable                                                 (278,430)
      Net unrealized depreciation                                   (10,357,568)
      --------------------------------------------------------------------------
          Total                                                    $(41,297,869)
      ==========================================================================

      The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swap contracts, the tax treatment of premium and amortization, adjustments relating to Insurance-Linked Securities, the tax adjustments relating to credit default swaps, preferred stocks and other holdings.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $6,199 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

50 Pioneer Floating Rate Fund | Annual Report | 10/31/19

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 51

      Certain instruments held by the Fund pay an interest rate based on the London Interbank Offered Rate ("LIBOR"), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Insurance-Linked Securities ("ILS")

      The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security.

52 Pioneer Floating Rate Fund | Annual Report | 10/31/19

      Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 53 held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      Open repurchase agreements at October 31, 2019, are disclosed in the Schedule of Investments.

J.    Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

      At October 31, 2019, the Fund had entered into various forward foreign currency contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency contracts open during the year ended October 31, 2019, was $(347,919). There were no open forward foreign currency contracts at October 31, 2019.

K.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

54 Pioneer Floating Rate Fund | Annual Report | 10/31/19

      As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 55 centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at October 31, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the year ended October 31, 2019, was $546,643. Open credit default swap contracts at October 31, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $500 million, 0.55% of the next $1.5 billion of the Fund's average daily net assets, and 0.50% of the Fund's average daily net assets over $2 billion. Prior to October 1, 2018, management fees were calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $500 million and 0.55% on assets over $500 million. For the year ended October 31, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.59% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all Fund expenses other than taxes, brokerage commissions, acquired Fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 0.70% of the average daily net assets attributable to Class Y shares. This expense limitation is in effect through March 1, 2020. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above.

Fees waived and expenses reimbursed during the year ended October 31, 2019, are reflected on the Statement of Operations. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $55,565 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2019.

56 Pioneer Floating Rate Fund | Annual Report | 10/31/19

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications
--------------------------------------------------------------------------------
Class A                                                                 $ 9,024
Class C                                                                  (1,200)
Class Y                                                                  27,378
--------------------------------------------------------------------------------
 Total                                                                  $35,202
================================================================================

4. Distribution Plan

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,703 in distribution fees payable to the Distributor at October 31, 2019.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2019, CDSCs in the amount of $24,474 were paid to the Distributor.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 57

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus a credit spread. The Funds also pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the year ended October 31, 2019, the average daily amount of borrowings outstanding during the period was $9,993,750. The related weighted average annualized interest rate for the period was 3.30%, and the total interest expense on such borrowings was $46,448, which is shown as Interest expense, located on the Statement of Operations. As of October 31, 2019, there were no borrowings outstanding.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

58 Pioneer Floating Rate Fund | Annual Report | 10/31/19

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2019, was as follows:

-------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                        Foreign
                             Interest     Credit        Exchange     Equity    Commodity
                             Rate Risk    Risk          Rate Risk    Risk      Risk
-------------------------------------------------------------------------------------------
Assets
 Swap contracts,
  at value                   $ --         $1,134,720    $ --         $ --      $ --
-------------------------------------------------------------------------------------------
  Total Value                $ --         $1,134,720    $ --         $ --      $ --
===========================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2019, was as follows:

--------------------------------------------------------------------------------------------
Statement of Operations
                                                          Foreign
                               Interest      Credit       Exchange     Equity     Commodity
                               Rate Risk     Risk         Rate Risk    Risk       Risk
--------------------------------------------------------------------------------------------
Net realized gain
 (loss) on:
 Forward foreign
  currency contracts           $ --          $     --     $  7,524     $ --       $ --
 Swap contracts                  --            87,673           --       --         --
--------------------------------------------------------------------------------------------
  Total Value                  $ --          $ 87,673     $  7,524     $ --       $ --
============================================================================================
Change in net
  unrealized
  appreciation
  (depreciation) on:
 Forward foreign
  currency contracts           $ --          $     --     $(14,211)    $ --       $ --
 Swap contracts                  --           270,533           --       --         --
--------------------------------------------------------------------------------------------
  Total Value                  $ --          $270,533     $(14,211)    $ --       $ --
============================================================================================

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 59

7. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of October 31, 2019, the Fund had the following unfunded loan commitments outstanding:

-----------------------------------------------------------------------------------------
                                                                          Unrealized
                                                                          Appreciation/
Loan                              Principal     Cost         Value        (Depreciation)
-----------------------------------------------------------------------------------------
Merlin Entertainments Plc         $116,162      $115,871     $116,960     $ 1,089
NMN Holdings III Corp.             306,000       305,343      295,673      (9,670)
-----------------------------------------------------------------------------------------
  Total Value                     $422,162      $421,214     $412,633     $(8,581)
=========================================================================================

60 Pioneer Floating Rate Fund | Annual Report | 10/31/19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VI and the Shareholders of Pioneer Floating Rate Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Floating Rate Fund (the "Fund") (one of the funds constituting Pioneer Series Trust VI (the "Trust")), including the schedule of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the periods ended October 31, 2015 and October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Pioneer Series Trust VI) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 61

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
December 20, 2019

62 Pioneer Floating Rate Fund | Annual Report | 10/31/19

Additional Information (unaudited)

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund's ordinary income distributions derived from qualified interest income was 96.84%.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 63

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Floating Rate Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2019 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2019, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

64 Pioneer Floating Rate Fund | Annual Report | 10/31/19 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 65

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

66 Pioneer Floating Rate Fund | Annual Report | 10/31/19

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 67

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

68 Pioneer Floating Rate Fund | Annual Report | 10/31/19

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except for Mr. Bock and Ms. Durnin, serve as Trustees of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock and Ms. Durnin serve as Trustees of 39 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 69

Independent Trustees

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)          Trustee since 2007.            Private investor (2004 - 2008 and 2013 -       Director, Broadridge
Chairman of the Board         Serves until a successor       present); Chairman (2008 - 2013) and Chief     Financial Solutions,
and Trustee                   trustee is elected or earlier  Executive Officer (2008 - 2012), Quadriserv,   Inc. (investor
                              retirement or removal.         Inc. (technology products for securities       communications and
                                                             lending industry); and Senior Executive Vice   securities processing
                                                             President, The Bank of New York (financial     provider for financial
                                                             and securities services) (1986 - 2004)         services industry)
                                                                                                            (2009 - present);
                                                                                                            Director, Quadriserv,
                                                                                                            Inc. (2005 - 2013);
                                                                                                            and Commissioner, New
                                                                                                            Jersey State Civil
                                                                                                            Service Commission
                                                                                                            (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner, Jr. (68) Trustee since 2019.            Of Counsel (2019 - present), Partner           Chairman, The Lakeville
Trustee                       Serves until a successor       (1983-2018), Sullivan & Cromwell LLP           Journal Company,
                              trustee is elected or earlier  (law firm).                                    LLC, (privately-held
                              retirement or removal.                                                        community newspaper
                                                                                                            group) (2015 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)            Trustee since 2007.            Managing Partner, Federal City Capital         Director of New York
Trustee                       Serves until a successor       Advisors (corporate advisory services          Mortgage Trust
                              trustee is elected or earlier  company) (1997 - 2004 and 2008 - present);     (publicly-traded
                              retirement or removal.         Interim Chief Executive Officer, Oxford        mortgage REIT)
                                                             Analytica, Inc. (privately held research and   (2004 - 2009, 2012 -
                                                             consulting company) (2010); Executive Vice     present); Director
                                                             President and Chief Financial Officer,         of The Swiss
                                                             I-trax, Inc. (publicly traded health care      Helvetia Fund, Inc.
                                                             services company) (2004 - 2007); and           (closed-end fund)
                                                             Executive Vice President and Chief Financial   (2010 - 2017);
                                                             Officer, Pedestal Inc. (internet-based         Director of Oxford
                                                             mortgage trading company) (2000 - 2002);       Analytica, Inc.
                                                             Private Consultant (1995 - 1997); Managing     (2008 - 2015); and
                                                             Director, Lehman Brothers (1992 - 1995); and   Director of
                                                             Executive, The World Bank (1979 - 1992)        Enterprise Community
                                                                                                            Investment, Inc.
                                                                                                            (privately-held
                                                                                                            affordable housing
                                                                                                            finance company)
                                                                                                            (1985 - 2010)
------------------------------------------------------------------------------------------------------------------------------------

70 Pioneer Floating Rate Fund | Annual Report | 10/31/19

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)             Trustee since 2019.            Managing Director - Head of Product Strategy   None
Trustee                       Serves until a successor       and Development, BNY Mellon Investment
                              trustee is elected or earlier  Management (2012-2018); Vice Chairman - The
                              retirement or removal.         Dreyfus Corporation (2005 - 2018): Executive
                                                             Vice President Head of Product, BNY Mellon
                                                             Investment Management (2007-2012); Executive
                                                             Director- Product Strategy, Mellon Asset
                                                             Management (2005-2007); Executive Vice
                                                             President Head of Products, Marketing and
                                                             Client Service, Dreyfus Corporation
                                                             (2000-2005); and Senior Vice President
                                                             Strategic Product and Business Development,
                                                             Dreyfus Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75)     Trustee since 2008.            William Joseph Maier Professor of Political    Trustee, Mellon
Trustee                       Serves until a successor       Economy, Harvard University (1972 - present)   Institutional Funds
                              trustee is elected or earlier                                                 Investment Trust and
                              retirement or removal.                                                        Mellon Institutional
                                                                                                            Funds Master Portfolio
                                                                                                            (oversaw 17 portfolios
                                                                                                            in fund complex)
                                                                                                            (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (72)     Trustee since 2007.            Founding Director, Vice-President and          None
Trustee                       Serves until a successor       Corporate Secretary, The Winthrop Group,
                              trustee is elected or earlier  Inc. (consulting firm) (1982 - present);
                              retirement or removal.         Desautels Faculty of Management, McGill
                                                             University (1999 - 2017); and Manager of
                                                             Research Operations and Organizational
                                                             Learning, Xerox PARC, Xerox's advance
                                                             research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)      Trustee since 2017.            Chief Investment Officer, 1199 SEIU Funds      None
Trustee                       (Advisory Trustee from         (healthcare workers union pension funds)
                              2014 - 2017). Serves until a   (2001 - present); Vice President -
                              successor trustee is elected   International Investments Group, American
                              or earlier retirement          International Group, Inc. (insurance
                              or removal.                    company) (1993 - 2001); Vice President -
                                                             Corporate Finance and Treasury Group,
                                                             Citibank, N.A. (1980 - 1986 and 1990 -
                                                             1993); Vice President - Asset/Liability
                                                             Management Group, Federal Farm Funding
                                                             Corporation (government-sponsored issuer of
                                                             debt securities) (1988 - 1990); Mortgage
                                                             Strategies Group, Shearson Lehman Hutton,
                                                             Inc. (investment bank) (1987 - 1988); and
                                                             Mortgage Strategies Group, Drexel Burnham
                                                             Lambert, Ltd. (investment bank) (1986 -
                                                             1987)
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 71

Independent Trustees (continued)

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)      Trustee since 2007.            President and Chief Executive Officer,         Director of New
Trustee                       Serves until a successor       Metric Financial Inc. (formerly known as       America High Income
                              trustee is elected or earlier  Newbury Piret Company) (investment banking     Fund, Inc. (closed-end
                              retirement or removal.         firm) (1981 - present)                         investment company)
                                                                                                            (2004 - present); and
                                                                                                            Member, Board of
                                                                                                            Governors, Investment
                                                                                                            Company Institute
                                                                                                            (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)        Trustee since 2014.            Consultant (investment company services)       None
Trustee                       Serves until a successor       (2012 - present); Executive Vice President,
                              trustee is elected or earlier  BNY Mellon (financial and investment company
                              retirement or removal.         services) (1969 - 2012); Director, BNY
                                                             International Financing Corp. (financial
                                                             services) (2002 - 2012); Director, Mellon
                                                             Overseas Investment Corp. (financial
                                                             services) (2009 - 2012); Director, Financial
                                                             Models (technology) (2005-2007); Director,
                                                             BNY Hamilton Funds, Ireland (offshore
                                                             investment companies) (2004-2007);
                                                             Chairman/Director, AIB/BNY Securities
                                                             Services, Ltd., Ireland (financial services)
                                                             (1999-2006); and Chairman, BNY Alternative
                                                             Investment Services, Inc. (financial
                                                             services) (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

72 Pioneer Floating Rate Fund | Annual Report | 10/31/19

Interested Trustees

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*           Trustee since 2017.            Director, CEO and President of Amundi          None
Trustee, President and        Serves until a successor       Pioneer Asset Management USA, Inc. (since
Chief Executive Officer       trustee is elected or earlier  September 2014); Director, CEO and President
                              retirement or removal          of Amundi Pioneer Asset Management, Inc.
                                                             (since September 2014); Director, CEO and
                                                             President of Amundi Pioneer Distributor,
                                                             Inc. (since September 2014); Director, CEO
                                                             and President of Amundi Pioneer
                                                             Institutional Asset Management, Inc. (since
                                                             September 2014); Chair, Amundi Pioneer Asset
                                                             Management USA, Inc., Amundi Pioneer
                                                             Distributor, Inc. and Amundi Pioneer
                                                             Institutional Asset Management, Inc.
                                                             (September 2014 - 2018); Managing Director,
                                                             Morgan Stanley Investment Management (2010 -
                                                             2013); Director of Institutional Business,
                                                             CEO of International, Eaton Vance Management
                                                             (2005 - 2010); and Director of Amundi USA,
                                                             Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*       Trustee since 2014.            Director and Executive Vice President (since   None
Trustee                       Serves until a successor       2008) and Chief Investment Officer, U.S.
                              trustee is elected or earlier  (since 2010) of Amundi Pioneer Asset
                              retirement or removal          Management USA, Inc.; Director and Executive
                                                             Vice President and Chief Investment Officer,
                                                             U.S. of Amundi Pioneer (since 2008);
                                                             Executive Vice President and Chief
                                                             Investment Officer, U.S. of Amundi Pioneer
                                                             Institutional Asset Management, Inc. (since
                                                             2009); Portfolio Manager of Amundi Pioneer
                                                             (since 1999); and Director of Amundi USA,
                                                             Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 73

Fund Officers

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (54)    Since 2007. Serves at the      Vice President and Associate General Counsel   None
Secretary and Chief           discretion of the Board        of Amundi Pioneer since January 2008;
Legal Officer                                                Secretary and Chief Legal Officer of all of
                                                             the Pioneer Funds since June 2010; Assistant
                                                             Secretary of all of the Pioneer Funds from
                                                             September 2003 to May 2010; and Vice
                                                             President and Senior Counsel of Amundi
                                                             Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)        Since 2010. Serves at the      Fund Governance Director of Amundi Pioneer     None
Assistant Secretary           discretion of the Board        since December 2006 and Assistant Secretary
                                                             of all the Pioneer Funds since June 2010;
                                                             Manager - Fund Governance of Amundi Pioneer
                                                             from December 2003 to November 2006; and
                                                             Senior Paralegal of Amundi Pioneer from
                                                             January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)             Since 2010. Serves at the      Senior Counsel of Amundi Pioneer since May     None
Assistant Secretary           discretion of the Board        2013 and Assistant Secretary of all the
                                                             Pioneer Funds since June 2010; and Counsel
                                                             of Amundi Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)          Since 2008. Serves at the      Vice President - Fund Treasury of Amundi       None
Treasurer and Chief           discretion of the Board        Pioneer; Treasurer of all of the Pioneer
Financial and                                                Funds since March 2008; Deputy Treasurer of
Accounting Officer                                           Amundi Pioneer from March 2004 to February
                                                             2008; and Assistant Treasurer of all of the
                                                             Pioneer Funds from March 2004 to February
                                                             2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)         Since 2007. Serves at the      Director - Fund Treasury of Amundi Pioneer;    None
Assistant Treasurer           discretion of the Board        and Assistant Treasurer of all of the
                                                             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)            Since 2007. Serves at the      Senior Manager - Fund Treasury of Amundi       None
Assistant Treasurer           discretion of the Board        Pioneer; and Assistant Treasurer of all of
                                                             the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

74 Pioneer Floating Rate Fund | Annual Report | 10/31/19

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)              Since 2018. Serves at the      Managing Director, Chief Compliance Officer    None
Chief Compliance Officer      discretion of the Board        of Amundi Pioneer Asset Management; Amundi
                                                             Pioneer Institutional Asset Management,
                                                             Inc.; and the Pioneer Funds since September
                                                             2018; and Chief Compliance Officer of Amundi
                                                             Pioneer Distributor, Inc. since January
                                                             2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)          Since 2007. Serves at the      Vice President - Amundi Pioneer Asset          None
Anti-Money                    discretion of the Board        Management; and Anti-Money Laundering
Laundering Officer                                           Officer of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Floating Rate Fund | Annual Report | 10/31/19 75

                          This page is for your notes.


76 Pioneer Floating Rate Fund | Annual Report | 10/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2019 Amundi Pioneer Asset Management 21401-12-1219

                               Pioneer Flexible
                               Opportunities Fund

--------------------------------------------------------------------------------
                               Annual Report | October 31, 2019
--------------------------------------------------------------------------------

                               Ticker Symbols:

                               Class A   PMARX
                               Class C   PRRCX
                               Class K   FLEKX
                               Class R   MUARX
                               Class Y   PMYRX

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                               [LOGO]   Amundi Pioneer
                                        ==============
                                      ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              17

Consolidated Schedule of Investments                                         19

Consolidated Financial Statements                                            32

Consolidated Notes to Financial Statements                                   41

Report of Independent Registered Public Accounting Firm                      58

Additional Information                                                       60

Approval of Investment Management Agreement                                  61

Trustees, Officers and Service Providers                                     66

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 3

Portfolio Management Discussion | 10/31/19

In the following discussion, Michele Garau and Howard Weiss review recent market events and describe the factors that affected the performance of Pioneer Flexible Opportunities Fund during the 12-month period ended October 31, 2019. Mr. Garau, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the management of the Fund, along with Mr. Weiss, CFA, a vice president and a portfolio manager at Amundi Pioneer, and Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer.

Q How did the Fund perform during the 12-month period ended October 31, 2019?

A Pioneer Flexible Opportunities Fund's Class A shares returned 5.85% at net asset value during the 12-month period ended October 31, 2019, while the Fund's benchmark, the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index (the Bloomberg Barclays Index), returned 6.87%. During the same period, the average return of the 261 mutual funds in Morningstar's Tactical Allocation Funds category was 6.80%.

Q How did the financial markets perform during the 12-month period ended October 31, 2019?

A Financial assets delivered strong returns over the past 12 months, with several equity and fixed-income indices posting double-digit gains, and many others finishing in solidly positive territory. The good investment environment stemmed largely from a favorable shift in U.S. Federal Reserve
      (Fed) monetary policy. The Fed, after raising rates on several occasions in 2018, adopted a more accommodative stance in early 2019 while signaling that it had finished its tightening cycle, at least for the time being. The Fed subsequently cut interest rates three times in a timespan covering late summer to mid-autumn, and investors displayed optimism that further rate reductions could be in store over the coming year.

      Other world central banks followed the Fed's lead, highlighted by the European Central Bank's (ECB) announcement of its intent to restart its quantitative easing program. Market participants also took heart from the fact that the global economy, while decelerating from its quicker pace of 2018, continued to expand during the 12-month period. Corporate profits also remained in positive territory, alleviating the concerns about a potential "earnings recession" that pressured market sentiment in late 2018.

4 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

      In combination, those developments helped the markets gain ground over the 12-month period, despite periodic negative headlines regarding the trade dispute between the United States and China.

      Global equities produced robust gains, with the United States outpacing both emerging and developed market international stocks. Bonds also delivered healthy returns thanks to the pivot in Fed policy from tightening to easing, with the strongest performance coming from assets like long-term U.S. Treasuries, investment-grade corporate bonds, and emerging markets debt.

Q Could you discuss some of the investment decisions that factored into the Fund's benchmark-relative performance during the 12-month period ended October 31, 2019?

A The Fund's performance was solidly positive during the 12-month period, but slightly lagged the return of the benchmark Bloomberg Barclays Index.

      The portfolio's weighting in equities made a sizable contribution to benchmark-relative performance over the 12-month period, as both domestic and foreign stock markets generated strong returns. Within equities, the portfolio's allocations to U.S. and Japanese stocks were particularly additive for the Fund's benchmark-relative performance. The Fund's fixed-income holdings, which registered an aggregate return that exceeded the gain of the broader fixed-income market, further contributed to benchmark-relative results. While the Fund did not capture the rally in longer-dated government bonds during the 12-month period, strong returns generated by the portfolio's credit-oriented holdings made up for the shortfall.

      Unfortunately, the use of derivatives in the portfolio, for both hedging and tactical purposes, largely offset the benefits of the positive contributors mentioned above and led to the Fund's underperformance of the benchmark. Derivatives had a large, negative effect on the Fund's benchmark-relative results during the 12-month period by preventing the portfolio from fully capitalizing on the gains in the financial markets. We have used derivatives across a broad spectrum of asset classes to establish specific market or issuer exposure in the Fund's portfolio, and to attempt to manage downside risk. The derivative instruments we used during the 12-month period included equity, fixed-income, and commodity futures; credit-linked securities; long or short positions in exchange-traded funds (ETFs); forward foreign currency contracts; Treasury futures contracts; and options on both indices and individual securities.

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 5

      Given that we use derivatives to pursue the Fund's risk and return objectives, we suggest they be evaluated within the context of the entire portfolio, rather than as a stand-alone strategy.

Q Could you discuss the general investment environment and the Fund's positioning as of October 31, 2019?

A The global economy slowed during the 12-month period, and fiscal policy in Europe and Japan remained restrictive, but central banks offset those factors by pushing most of the developed world into a state of negative real (inflation-adjusted) yields. As a result, investors were compelled to move out on the risk spectrum in search of returns. Corporate profit margins remained at above the historic average, which further aided the markets. We feel the U.S./China trade dispute, while periodically weighing on market performance, may also represent an opportunity for investments in riskier assets since any potential trade deal between the two countries could lead to a re-acceleration of economic growth.

      We have continued to take a long-term view with regard to the Fund's top-down positioning, and have maintained a globally diversified* portfolio, with investments across both the U.S. and foreign markets. We kept the Fund's core positioning - with an emphasis on equities and a much smaller weighting in fixed income - focused on the belief that the former category has continued to offer higher long-term total return potential. In addition, we believe bond yields have fallen to very unattractive levels.

      At period-end, the Fund had well over 80% of invested assets in equities and equity-related holdings (including real estate investment trusts, or REITs). Geographically, the portfolio had 33% in North American equities and 37% in equities in developed economies outside of the United States. Emerging markets accounted for 14% of the Fund's equity positions, with the largest weightings in China, Russia, and Brazil.

      Although the global economy showed signs of modest deterioration, we did not alter the Fund's primary investment themes over the 12-month period. We continued to emphasize the aerospace/defense and health care sectors, due to the robust and sustainable earnings and cash flows offered by the companies in those sectors. We also saw an ongoing opportunity in companies buying back their shares, as well as those with long histories of increasing their dividends**. The ETFMG Prime Cyber Security ETF, which we added to the portfolio in the second half of 2018, was among the

*     Diversification does not assure a profit nor protect against loss.

**    Dividends are not guaranteed.

6 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

      Fund's largest holdings at the end of October. Cyber-threat defense, which we see as an increasingly important area for capital spending and defense budgets to safeguard data and critical systems, continues to be a key investment theme in the portfolio.

      At the end of October, we had sizable hedges on the Fund's equity positions, based on our belief that the ongoing uncertainty surrounding economic growth and trade talks indicated a need for caution. In fact, the Fund reached its lowest net equity exposure in nearly five years during the latter half of the 12-month period.

      The Fund's fixed-income weighting stood at roughly 6% of assets as of October 31, 2019, with approximately half the exposure in emerging markets countries such as Indonesia and Brazil, and the rest in the United States and Europe. We also sought opportunities in "bond proxy" sectors of the equity market, including Spanish and Italian utilities as well as REITs in Japan, China, and Europe.

      The Fund's cash weighting was above our longer-term target at the close of the 12-month period. While we used the sell-off of late 2018 to put some of the cash balance to work, we kept some "dry powder" on hand to provide us with the flexibility to capitalize on additional market volatility in the months ahead.

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 7

Please refer to the Schedule of Investments on pages 19-31 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

All investments are subject to risk, including the possible loss of principal.

The Fund has the ability to invest in a wide variety of securities and asset classes.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage through the use of derivatives, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit to the amount of loss on an appreciating security that is sold short.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities, which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest on insurance-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

8 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

The Fund may invest in commodity-linked derivatives. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

Investments in equity securities are subject to price fluctuation.

Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks, including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities will generally fall.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 9

Portfolio Summary | 10/31/19

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 26.9%
Industrials                                                                16.4%
Real Estate                                                                13.3%
Health Care                                                                11.4%
Consumer Discretionary                                                     10.4%
Information Technology                                                      7.2%
Energy                                                                      3.3%
Utilities                                                                   2.8%
Materials                                                                   2.3%
Basic Materials                                                             2.2%
Communication Services                                                      1.7%
Government                                                                  1.6%
Consumer Staples                                                            0.5%

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Common Stocks                                                             88.6%
Corporate Bonds                                                            5.5%
Investment Companies                                                       3.5%
Foreign Government Bonds                                                   0.9%
U.S. Government and Agency Obligation                                      0.7%
Exchange-Traded Commodity                                                  0.3%
Over The Counter (OTC) Put Options Purchased                               0.3%
Over The Counter (OTC) Call Options Purchased                              0.2%
Preferred Stock                                                            0.0%+

+     Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. ETFMG Prime Cyber Security ETF                                         3.12%
--------------------------------------------------------------------------------
 2. L3Harris Technologies, Inc.                                            2.91
--------------------------------------------------------------------------------
 3. Swiss Life Holding AG                                                  1.43
--------------------------------------------------------------------------------
 4. Mastercard, Inc.                                                       1.40
--------------------------------------------------------------------------------
 5. Allianz SE                                                             1.34
--------------------------------------------------------------------------------
 6. Leidos Holdings, Inc.                                                  1.33
--------------------------------------------------------------------------------
 7. Enel S.p.A.                                                            1.27
--------------------------------------------------------------------------------
 8. NN Group NV                                                            1.27
--------------------------------------------------------------------------------
 9. Carlyle Group LP                                                       1.27
--------------------------------------------------------------------------------
10. KKR & Co., Inc.                                                        1.22
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

Prices and Distributions | 10/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class                 10/31/19                  10/31/18
--------------------------------------------------------------------------------
        A                     $12.04                    $12.69
--------------------------------------------------------------------------------
        C                     $11.75                    $12.45
--------------------------------------------------------------------------------
        K*                    $12.03                    $12.69
--------------------------------------------------------------------------------
        R                     $11.75                    $12.60
--------------------------------------------------------------------------------
        Y                     $12.09                    $12.74
--------------------------------------------------------------------------------

Distributions per Share: 11/1/18 - 10/31/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Short-Term            Long-Term
       Class         Dividends         Capital Gains         Capital Gains
--------------------------------------------------------------------------------
        A            $0.1094             $0.3477               $0.8629
--------------------------------------------------------------------------------
        C            $0.0571             $0.3477               $0.8629
--------------------------------------------------------------------------------
        K            $0.1509             $0.3477               $0.8629
--------------------------------------------------------------------------------
        R            $0.0690             $0.3477               $0.8629
--------------------------------------------------------------------------------
        Y            $0.1476             $0.3477               $0.8629
--------------------------------------------------------------------------------

The Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

*     Class K shares commenced operations on June 22, 2018.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 11

Performance Update | 10/31/19                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Flexible Opportunities Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2019)
----------------------------------------------------
                                      BBG
                                      Barclays
                 Net      Public      U.S. Treasury
                 Asset    Offering    TIPS
                 Value    Price       1-10 Year
Period           (NAV)    (POP)       Index
----------------------------------------------------
Life of Class
(5/3/2010)       6.52%    6.04%       2.41%
5 years          5.05     4.14        1.92
1 year           5.85     1.34        6.87
----------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
----------------------------------------------------
Gross
----------------------------------------------------
1.16%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                   Bloomberg Barclays
          Pioneer Flexible         U.S. Treasury TIPS
          Opportunities Fund       1-10 Year Index
5/10      $ 9,550                  $10,000
10/10     $10,152                  $10,481
10/11     $10,822                  $11,217
10/12     $11,689                  $11,797
10/13     $13,409                  $11,351
10/14     $13,604                  $11,419
10/15     $13,991                  $11,277
10/16     $14,114                  $11,804
10/17     $16,790                  $11,821
10/18     $16,441                  $11,749
10/19     $17,446                  $12,556

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

Performance Update | 10/31/19                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury
TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2019)
----------------------------------------------------
                                      BBG
                                      Barclays
                                      U.S. Treasury
                                      TIPS
                   If      If         1-10 Year
Period             Held    Redeemed   Index
----------------------------------------------------
Life of Class
(5/3/2010)         5.71%   5.71%      2.41%
5 years            4.24    4.24       1.92
1 year             5.03    5.03       6.87
----------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
----------------------------------------------------
Gross
----------------------------------------------------
1.93%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                   Bloomberg Barclays
          Pioneer Flexible         U.S. Treasury TIPS
          Opportunities Fund       1-10 Year Index
5/10      $10,000                  $10,000
10/10     $10,600                  $10,481
10/11     $11,203                  $11,217
10/12     $12,007                  $11,797
10/13     $13,680                  $11,351
10/14     $13,762                  $11,419
10/15     $14,053                  $11,277
10/16     $14,065                  $11,804
10/17     $16,599                  $11,821
10/18     $16,129                  $11,749
10/19     $16,983                  $12,556

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 13

Performance Update | 10/31/19                                     Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury
TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2019)
----------------------------------------------------
                                     BBG
                                     Barclays
                        Net          U.S. Treasury
                        Asset        TIPS
                        Value        1-10 Year
Period                  (NAV)        Index
----------------------------------------------------
Life of Fund
(5/3/2010)              6.56%        2.41%
5 years                 5.12         1.92
1 year                  6.14         6.87
----------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
----------------------------------------------------
Gross
----------------------------------------------------
0.90%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                   Bloomberg Barclays
          Pioneer Flexible         U.S. Treasury TIPS
          Opportunities Fund       1-10 Year Index
5/10      $5,000,000               $5,000,000
10/10     $5,315,000               $5,240,571
10/11     $5,665,914               $5,608,620
10/12     $6,119,889               $5,898,426
10/13     $7,020,648               $5,675,619
10/14     $7,122,391               $5,709,622
10/15     $7,325,209               $5,638,580
10/16     $7,389,684               $5,902,161
10/17     $8,790,686               $5,910,714
10/18     $8,614,719               $5,874,506
10/19     $9,166,375               $6,278,125

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on June 22, 2018, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on June 22, 2018, would have been higher than the performance shown. For the period beginning June 22, 2018, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

14 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

Performance Update | 10/31/19                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury
TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2019)
----------------------------------------------------
                                     BBG
                                     Barclays
                        Net          U.S. Treasury
                        Asset        TIPS
                        Value        1-10 Year
Period                  (NAV)        Index
----------------------------------------------------
Life of Fund
(5/3/2010)              5.97%        2.41%
5 years                 4.08         1.92
1 year                  3.73         6.87
----------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
----------------------------------------------------
Gross
----------------------------------------------------
1.84%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                   Bloomberg Barclays
          Pioneer Flexible         U.S. Treasury TIPS
          Opportunities Fund       1-10 Year Index
5/10      $10,000                  $10,000
10/10     $10,630                  $10,481
10/11     $11,332                  $11,217
10/12     $12,240                  $11,797
10/13     $14,037                  $11,351
10/14     $14,204                  $11,419
10/15     $14,473                  $11,277
10/16     $14,522                  $11,804
10/17     $17,188                  $11,821
10/18     $16,722                  $11,749
10/19     $17,389                  $12,556

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on September 13, 2013, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning September 13, 2013, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 15

Performance Update | 10/31/19                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury
TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2019)
----------------------------------------------------
                                     BBG
                                     Barclays
                        Net          U.S. Treasury
                        Asset        TIPS
                        Value        1-10 Year
Period                  (NAV)        Index
----------------------------------------------------
Life of Class
(5/3/2010)              6.82%        2.41%
5 years                 5.34         1.92
1 year                  6.16         6.87
----------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
----------------------------------------------------
Gross         Net
----------------------------------------------------
0.94%         0.92%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                   Bloomberg Barclays
          Pioneer Flexible         U.S. Treasury TIPS
          Opportunities Fund       1-10 Year Index
5/10      $5,000,000               $5,000,000
10/10     $5,325,000               $5,240,571
10/11     $5,691,660               $5,608,620
10/12     $6,165,512               $5,898,426
10/13     $7,094,397               $5,675,619
10/14     $7,215,104               $5,709,622
10/15     $7,445,829               $5,638,580
10/16     $7,532,841               $5,902,161
10/17     $8,982,396               $5,910,714
10/18     $8,815,733               $5,874,506
10/19     $9,382,044               $6,278,125

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2020, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

16 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund

Based on actual returns from May 1, 2019 through October 31, 2019.

--------------------------------------------------------------------------------------------------
Share Class                        A             C             K            R              Y
--------------------------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 5/1/19
--------------------------------------------------------------------------------------------------
Ending Account                 $1,006.56     $1,002.10     $1,007.59      $988.94      $1,007.50
Value (after expenses)
on 10/31/19
--------------------------------------------------------------------------------------------------
Expenses Paid                      $6.07         $9.94         $4.45       $14.59          $4.55
During Period*
--------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 1.97%, 0.88%, 2.91% and 0.90% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2019 through October 31, 2019.

--------------------------------------------------------------------------------------------------
Share Class                        A             C             K            R              Y
--------------------------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 5/1/19
--------------------------------------------------------------------------------------------------
Ending Account                 $1,019.16     $1,015.27     $1,020.77     $1,010.54     $1,020.67
Value (after expenses)
on 10/31/19
--------------------------------------------------------------------------------------------------
Expenses Paid                      $6.11        $10.01         $4.48        $14.75         $4.58
During Period*
--------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 1.97%, 0.88%, 2.91% and 0.90% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

18 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

Schedule of Investments | 10/31/19 (Consolidated)

------------------------------------------------------------------------------------------------------------------
Shares                                                                                                Value
------------------------------------------------------------------------------------------------------------------
                                     UNAFFILIATED ISSUERS -- 94.6%
                                     COMMON STOCKS -- 83.8% of Net Assets
                                     Aerospace & Defense -- 8.9%
            35,334                   Airbus SE                                                        $  5,056,920
           127,371                   Arconic, Inc.                                                       3,498,881
           306,052                   BAE Systems Plc                                                     2,281,668
             1,249                   Boeing Co.                                                            424,547
            37,245                   Cubic Corp.                                                         2,746,446
            10,098                   Curtiss-Wright Corp.                                                1,365,755
           101,501(a)                Kratos Defense & Security Solutions, Inc.                           1,916,339
            65,034                   L3Harris Technologies, Inc.                                        13,417,165
           319,217                   Leonardo S.p.A.                                                     3,703,372
            48,958                   Saab AB, Class B                                                    1,508,271
             7,672(a)                Teledyne Technologies, Inc.                                         2,528,691
            34,039                   United Technologies Corp.                                           4,887,319
                                                                                                      ------------
                                     Total Aerospace & Defense                                        $ 43,335,374
------------------------------------------------------------------------------------------------------------------
                                     Auto Components -- 0.4%
             8,100                   Toyota Industries Corp.                                          $    492,068
         1,332,000                   Xinyi Glass Holdings, Ltd.                                          1,500,630
                                                                                                      ------------
                                     Total Auto Components                                            $  1,992,698
------------------------------------------------------------------------------------------------------------------
                                     Automobiles -- 3.0%
            33,079                   Porsche Automobil Holding SE                                     $  2,433,083
            93,800                   Subaru Corp.                                                        2,712,760
            45,500                   Toyota Motor Corp.                                                  3,177,858
            14,999                   Volkswagen AG                                                       2,839,986
            19,319                   Volkswagen AG                                                       3,675,181
                                                                                                      ------------
                                     Total Automobiles                                                $ 14,838,868
------------------------------------------------------------------------------------------------------------------
                                     Banks -- 6.0%
           133,700                   Banco do Brasil SA                                               $  1,601,486
           524,270(a)                Bank for Foreign Trade of Vietnam JSC                               1,981,575
         7,921,900                   Bank Rakyat Indonesia Persero Tbk PT                                2,375,949
         1,850,000                   China Construction Bank Corp., Class H                              1,489,394
           253,500                   China Merchants Bank Co., Ltd., Class H                             1,212,880
           339,915                   FinecoBank Banca Fineco S.p.A.                                      3,826,065
            12,122                   JPMorgan Chase & Co.                                                1,514,280
           344,928                   Sberbank of Russia PJSC (A.D.R.)                                    5,071,304
            56,200                   Sumitomo Mitsui Financial Group, Inc.                               2,019,318
           191,927                   UniCredit S.p.A.                                                    2,431,536
         1,810,623                   Unione di Banche Italiane S.p.A.                                    5,502,674
                                                                                                      ------------
                                     Total Banks                                                      $ 29,026,461
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 19

------------------------------------------------------------------------------------------------------------------
Shares                                                                                                Value
------------------------------------------------------------------------------------------------------------------
                                     Biotechnology -- 3.2%
           678,500(a)                3SBio, Inc. (144A)                                               $  1,269,090
            64,764                   AbbVie, Inc.                                                        5,151,976
             6,682(a)                Biogen, Inc.                                                        1,995,980
            19,289(a)                Celgene Corp.                                                       2,083,791
            71,727(a)                Invitae Corp.                                                       1,155,522
             5,546(a)                Regeneron Pharmaceuticals, Inc.                                     1,698,629
            11,460(a)                Vertex Pharmaceuticals, Inc.                                        2,240,201
                                                                                                      ------------
                                     Total Biotechnology                                              $ 15,595,189
------------------------------------------------------------------------------------------------------------------
                                     Capital Markets -- 5.9%
            84,803                   Banca Generali S.p.A.                                            $  2,763,435
            89,453                   Blackstone Group, Inc.                                              4,755,321
           214,562                   Carlyle Group LP                                                    5,853,251
           195,521                   KKR & Co., Inc.                                                     5,636,870
            22,426                   Macquarie Group, Ltd.                                               2,068,366
            52,948                   Morgan Stanley                                                      2,438,255
         1,001,603                   Moscow Exchange MICEX-RTS PJSC                                      1,484,383
            14,743                   S&P Global, Inc.                                                    3,803,547
                                                                                                      ------------
                                     Total Capital Markets                                            $ 28,803,428
------------------------------------------------------------------------------------------------------------------
                                     Commercial Services & Supplies -- 1.1%
           514,000                   A-Living Services Co., Ltd., Class H (144A)                      $  1,560,805
            10,700                   Secom Co., Ltd.                                                       997,319
            22,829                   Waste Management, Inc.                                              2,561,642
                                                                                                      ------------
                                     Total Commercial Services & Supplies                             $  5,119,766
------------------------------------------------------------------------------------------------------------------
                                     Construction & Engineering -- 1.9%
            35,031                   Bouygues SA                                                      $  1,483,531
            86,700                   Kajima Corp.                                                        1,201,122
           107,000                   Maeda Corp.                                                         1,004,751
           116,300                   Obayashi Corp.                                                      1,206,242
            37,818                   Vinci SA                                                            4,239,915
                                                                                                      ------------
                                     Total Construction & Engineering                                 $  9,135,561
------------------------------------------------------------------------------------------------------------------
                                     Construction Materials -- 0.6%
           131,015                   Buzzi Unicem S.p.A.                                              $  3,159,649
                                                                                                      ------------
                                     Total Construction Materials                                     $  3,159,649
------------------------------------------------------------------------------------------------------------------
                                     Consumer Finance -- 1.1%
            32,168                   Discover Financial Services                                      $  2,581,803
            82,402                   Synchrony Financial                                                 2,914,559
                                                                                                      ------------
                                     Total Consumer Finance                                           $  5,496,362
------------------------------------------------------------------------------------------------------------------
                                     Diversified Consumer Services -- 0.8%
         1,567,000                   China Education Group Holdings, Ltd.                             $  2,347,176
         2,592,000                   China Yuhua Education Corp., Ltd. (144A)                            1,491,489
                                                                                                      ------------
                                     Total Diversified Consumer Services                              $  3,838,665
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

------------------------------------------------------------------------------------------------------------------
Shares                                                                                                Value
------------------------------------------------------------------------------------------------------------------
                                     Electric Utilities -- 2.6%
           116,482                   Endesa SA                                                        $  3,167,446
           759,674                   Enel S.p.A.                                                         5,875,534
           237,694                   Iberdrola SA                                                        2,439,182
           199,102                   Terna Rete Elettrica Nazionale S.p.A.                               1,314,472
                                                                                                      ------------
                                     Total Electric Utilities                                         $ 12,796,634
------------------------------------------------------------------------------------------------------------------
                                     Electronic Equipment, Instruments &
                                     Components -- 0.3%
             7,253                   Amphenol Corp.                                                   $    727,694
            25,000                   Hitachi, Ltd.                                                         942,029
                                                                                                      ------------
                                     Total Electronic Equipment, Instruments &
                                     Components                                                       $  1,669,723
------------------------------------------------------------------------------------------------------------------
                                     Equity Real Estate Investment Trusts (REITs) -- 5.4%
            46,817                   alstria office REIT-AG                                           $    876,543
           866,300                   ESR-REIT                                                              340,499
           523,100                   Frasers Commercial Trust                                              630,264
               363                   GLP J-Reit                                                            473,310
               543                   Hankyu Hanshin REIT, Inc.                                             924,737
               239                   Hoshino Resorts REIT, Inc.                                          1,305,829
            12,573                   ICADE                                                               1,230,252
             1,425                   Industrial & Infrastructure Fund Investment Corp.                   2,234,130
             4,799                   Invincible Investment Corp.                                         3,035,345
            21,200                   Klepierre SA                                                          788,883
           334,939                   Lar Espana Real Estate Socimi SA                                    3,030,975
           783,300                   Mapletree Industrial Trust                                          1,467,447
           385,800                   Mapletree Logistics Trust                                             476,174
            36,311                   Medical Properties Trust, Inc.                                        752,727
           208,804                   Merlin Properties Socimi SA                                         3,071,661
               895                   Nippon Prologis REIT, Inc.                                          2,503,033
           222,000                   Parkway Life Real Estate Investment Trust                             533,328
            18,315                   Ryman Hospitality Properties, Inc.                                  1,541,574
             7,760                   Unibail-Rodamco-Westfield                                           1,199,064
                                                                                                      ------------
                                     Total Equity Real Estate Investment Trusts (REITs)               $ 26,415,775
------------------------------------------------------------------------------------------------------------------
                                     Food Products -- 0.3%
            35,497                   Archer-Daniels-Midland Co.                                       $  1,492,294
                                                                                                      ------------
                                     Total Food Products                                              $  1,492,294
------------------------------------------------------------------------------------------------------------------
                                     Health Care Equipment & Supplies -- 3.8%
            23,450                   Abbott Laboratories                                              $  1,960,655
            56,733(a)                Boston Scientific Corp.                                             2,365,766
            27,858                   Hill-Rom Holdings, Inc.                                             2,916,454
            12,019(a)                IDEXX Laboratories, Inc.                                            3,425,535
             5,932(a)                Intuitive Surgical, Inc.                                            3,280,099
            20,351                   Stryker Corp.                                                       4,401,311
                                                                                                      ------------
                                     Total Health Care Equipment & Supplies                           $ 18,349,820
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 21

------------------------------------------------------------------------------------------------------------------
Shares                                                                                                Value
------------------------------------------------------------------------------------------------------------------
                                     Health Care Providers & Services -- 0.7%
            22,335                   AmerisourceBergen Corp.                                          $  1,906,962
             5,937                   UnitedHealth Group, Inc.                                            1,500,280
                                                                                                      ------------
                                     Total Health Care Providers & Services                           $  3,407,242
------------------------------------------------------------------------------------------------------------------
                                     Hotels, Restaurants & Leisure -- 0.8%
            15,001                   Hilton Worldwide Holdings, Inc.                                  $  1,454,497
            23,750                   Las Vegas Sands Corp.                                               1,468,700
             8,036                   Marriott International, Inc.                                        1,016,956
                                                                                                      ------------
                                     Total Hotels, Restaurants & Leisure                              $  3,940,153
------------------------------------------------------------------------------------------------------------------
                                     Household Durables -- 1.4%
            31,364                   Lennar Corp.                                                     $  1,869,294
            90,913                   Persimmon Plc                                                       2,678,385
            37,200                   Sony Corp.                                                          2,282,262
                                                                                                      ------------
                                     Total Household Durables                                         $  6,829,941
------------------------------------------------------------------------------------------------------------------
                                     Industrial Conglomerates -- 1.5%
            28,262                   Honeywell International, Inc.                                    $  4,881,695
            21,353                   Rheinmetall AG                                                      2,566,491
                                                                                                      ------------
                                     Total Industrial Conglomerates                                   $  7,448,186
------------------------------------------------------------------------------------------------------------------
                                     Insurance -- 7.0%
            25,226                   Allianz SE                                                       $  6,156,772
           199,843                   AXA SA                                                              5,275,006
            57,556                   HDFC Life Insurance Co., Ltd. (144A)                                  507,365
           154,222                   NN Group NV                                                         5,872,891
           397,093                   Poste Italiane S.p.A. (144A)                                        4,814,838
            32,124                   Progressive Corp.                                                   2,239,043
            13,153                   Swiss Life Holding AG                                               6,572,502
            46,000                   Tokio Marine Holdings, Inc.                                         2,499,681
                                                                                                      ------------
                                     Total Insurance                                                  $ 33,938,098
------------------------------------------------------------------------------------------------------------------
                                     Interactive Media & Services -- 0.3%
            42,790                   Momo, Inc. (A.D.R.)                                              $  1,434,321
                                                                                                      ------------
                                     Total Interactive Media & Services                               $  1,434,321
------------------------------------------------------------------------------------------------------------------
                                     Internet & Direct Marketing Retail -- 1.1%
            14,555(a)                Alibaba Group Holding, Ltd. (A.D.R.)                             $  2,571,432
            85,271(a)                JD.com, Inc. (A.D.R.)                                               2,656,192
                                                                                                      ------------
                                     Total Internet & Direct Marketing Retail                         $  5,227,624
------------------------------------------------------------------------------------------------------------------
                                     IT Services -- 4.3%
            70,823                   Booz Allen Hamilton Holding Corp.                                $  4,983,814
            70,869                   Leidos Holdings, Inc.                                               6,111,034
            23,285                   Mastercard, Inc.                                                    6,445,521
           162,419(a)                Nexi S.p.A. (144A)                                                  1,678,305
            69,591                   Perspecta, Inc.                                                     1,846,945
                                                                                                      ------------
                                     Total IT Services                                                $ 21,065,619
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

------------------------------------------------------------------------------------------------------------------
Shares                                                                                                Value
------------------------------------------------------------------------------------------------------------------
                                     Life Sciences Tools & Services -- 1.8%
            51,728                   Agilent Technologies, Inc.                                       $  3,918,396
            16,336                   Thermo Fisher Scientific, Inc.                                      4,933,145
                                                                                                      ------------
                                     Total Life Sciences Tools & Services                             $  8,851,541
------------------------------------------------------------------------------------------------------------------
                                     Machinery -- 1.8%
           221,403                   CNH Industrial NV                                                $  2,405,247
            40,456                   Ingersoll-Rand Plc                                                  5,133,462
            43,300                   Komatsu, Ltd.                                                       1,026,112
                                                                                                      ------------
                                     Total Machinery                                                  $  8,564,821
------------------------------------------------------------------------------------------------------------------
                                     Media -- 0.4%
           246,785                   Television Francaise 1                                           $  2,068,222
                                                                                                      ------------
                                     Total Media                                                      $  2,068,222
------------------------------------------------------------------------------------------------------------------
                                     Metals & Mining -- 0.7%
           126,173                   MMC Norilsk Nickel PJSC (A.D.R.)                                 $  3,499,408
                                                                                                      ------------
                                     Total Metals & Mining                                            $  3,499,408
------------------------------------------------------------------------------------------------------------------
                                     Mortgage Real Estate Investment
                                     Trusts (REITs) -- 0.3%
            58,148                   Starwood Property Trust, Inc.                                    $  1,430,441
                                                                                                      ------------
                                     Total Mortgage Real Estate Investment
                                     Trusts (REITs)                                                   $  1,430,441
------------------------------------------------------------------------------------------------------------------
                                     Oil, Gas & Consumable Fuels -- 3.1%
           351,953                   BP Plc                                                           $  2,228,147
            63,244                   Eni S.p.A.                                                            956,444
            79,533                   Equinor ASA                                                         1,469,498
            50,091                   LUKOIL PJSC (A.D.R.)                                                4,611,377
           395,600                   Petroleo Brasileiro SA                                              2,990,767
            16,748                   Royal Dutch Shell Plc                                                 485,938
            48,364                   TOTAL SA                                                            2,540,542
                                                                                                      ------------
                                     Total Oil, Gas & Consumable Fuels                                $ 15,282,713
------------------------------------------------------------------------------------------------------------------
                                     Paper & Forest Products -- 0.2%
            32,089                   Holmen AB, Class B                                               $    945,078
                                                                                                      ------------
                                     Total Paper & Forest Products                                    $    945,078
------------------------------------------------------------------------------------------------------------------
                                     Personal Products -- 0.2%
             9,200                   Shiseido Co., Ltd.                                               $    764,047
                                                                                                      ------------
                                     Total Personal Products                                          $    764,047
------------------------------------------------------------------------------------------------------------------
                                     Pharmaceuticals -- 1.3%
            33,380                   Novartis AG                                                      $  2,911,534
            25,739                   Zoetis, Inc.                                                        3,292,533
                                                                                                      ------------
                                     Total Pharmaceuticals                                            $  6,204,067
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 23

------------------------------------------------------------------------------------------------------------------
Shares                                                                                                Value
------------------------------------------------------------------------------------------------------------------
                                     Real Estate Management & Development -- 7.1%
            22,579(a)                Aedas Homes SAU (144A)                                           $    520,878
         1,333,200                   Ascendas India Trust                                                1,596,530
         3,710,000                   China Jinmao Holdings Group, Ltd.                                   2,475,621
         1,138,000                   China Resources Land, Ltd.                                          4,856,764
           193,100                   City Developments, Ltd.                                             1,530,727
           213,500                   CK Asset Holdings, Ltd.                                             1,490,026
           454,000                   Future Land Development Holdings, Ltd.                                480,196
            17,609(a)                Godrej Properties, Ltd.                                               247,290
           300,000                   Henderson Land Development Co., Ltd.                                1,502,344
         2,699,000(a)                KWG Group Holdings, Ltd.                                            2,727,323
         1,488,000                   Logan Property Holdings Co., Ltd.                                   2,274,408
         1,344,000                   Longfor Group Holdings, Ltd. (144A)                                 5,590,176
           126,400                   Nomura Real Estate Holdings, Inc.                                   3,012,952
             3,050                   PSP Swiss Property AG                                                 403,267
         4,252,000                   Shenzhen Investment, Ltd.                                           1,676,333
           360,900                   UOL Group, Ltd.                                                     2,068,119
           530,307                   Vinhomes JSC (144A)                                                 2,034,104
                                                                                                      ------------
                                     Total Real Estate Management & Development                       $ 34,487,058
------------------------------------------------------------------------------------------------------------------
                                     Semiconductors & Semiconductor
                                     Equipment -- 0.4%
            60,000                   MediaTek, Inc.                                                   $    802,360
           126,000                   Taiwan Semiconductor Manufacturing Co., Ltd.                        1,232,743
                                                                                                      ------------
                                     Total Semiconductors & Semiconductor
                                     Equipment                                                        $  2,035,103
------------------------------------------------------------------------------------------------------------------
                                     Software -- 1.2%
            38,577                   Microsoft Corp.                                                  $  5,530,784
             7,483(a)                Zendesk, Inc.                                                         528,674
                                                                                                      ------------
                                     Total Software                                                   $  6,059,458
------------------------------------------------------------------------------------------------------------------
                                     Specialty Retail -- 0.5%
            58,415                   Maisons du Monde SA (144A)                                       $    806,596
           450,500                   Zhongsheng Group Holdings, Ltd.                                     1,497,308
                                                                                                      ------------
                                     Total Specialty Retail                                           $  2,303,904
------------------------------------------------------------------------------------------------------------------
                                     Technology Hardware, Storage & Peripherals -- 0.5%
             9,653                   Apple, Inc.                                                      $  2,401,280
                                                                                                      ------------
                                     Total Technology Hardware, Storage & Peripherals                 $  2,401,280
------------------------------------------------------------------------------------------------------------------
                                     Textiles, Apparel & Luxury Goods -- 1.9%
            13,018                   LVMH Moet Hennessy Louis Vuitton SE                              $  5,549,275
            95,227                   Moncler S.p.A.                                                      3,665,583
                                                                                                      ------------
                                     Total Textiles, Apparel & Luxury Goods                           $  9,214,858
------------------------------------------------------------------------------------------------------------------
                                     TOTAL COMMON STOCKS
                                     (Cost $357,581,773)                                              $408,469,450
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

------------------------------------------------------------------------------------------------------------------
Shares                                                                                                Value
------------------------------------------------------------------------------------------------------------------
                                     PREFERRED STOCK -- 0.0% of Net Assets
                                     Equity Real Estate Investment Trusts
                                     (REITs) -- 0.0%+
               204^(a)               Wheeler Real Estate Investment Trust, Inc.                       $     95,372
                                                                                                      ------------
                                     Total Equity Real Estate Investment Trusts (REITs)               $     95,372
------------------------------------------------------------------------------------------------------------------
                                     TOTAL PREFERRED STOCK
                                     (Cost $195,245)                                                  $     95,372
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)
------------------------------------------------------------------------------------------------------------------
                                     CORPORATE BONDS -- 5.2% of Net Assets
                                     Banks -- 1.5%
         2,000,000(b)                Banco do Brasil SA, 3.875%, 10/10/22                             $  2,044,500
         3,216,000(c)(d)             Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap
                                     Rate + 546 bps) (144A)                                              3,388,860
         1,828,000                   UniCredit S.p.A., 4.625%, 4/12/27 (144A)                            1,949,858
                                                                                                      ------------
                                     Total Banks                                                      $  7,383,218
------------------------------------------------------------------------------------------------------------------
                                     Chemicals -- 0.4%
         1,800,000(b)                Braskem Finance, Ltd., 6.45%, 2/3/24                             $  2,007,000
                                                                                                      ------------
                                     Total Chemicals                                                  $  2,007,000
------------------------------------------------------------------------------------------------------------------
                                     Mining -- 1.7%
         1,142,000                   Gold Fields Orogen Holdings BVI, Ltd., 5.125%,
                                     5/15/24 (144A)                                                   $  1,207,665
         3,170,000                   Gold Fields Orogen Holdings BVI, Ltd., 6.125%,
                                     5/15/29 (144A)                                                      3,582,100
         2,156,000                   Kinross Gold Corp., 5.95%, 3/15/24                                  2,383,027
         1,039,000                   Teck Resources, Ltd., 6.125%, 10/1/35                               1,172,610
                                                                                                      ------------
                                     Total Mining                                                     $  8,345,402
------------------------------------------------------------------------------------------------------------------
                                     Packaging & Containers -- 0.7%
         3,000,000                   Sealed Air Corp., 5.125%, 12/1/24 (144A)                         $  3,232,500
                                                                                                      ------------
                                     Total Packaging & Containers                                     $  3,232,500
------------------------------------------------------------------------------------------------------------------
                                     Telecommunications -- 0.9%
         4,400,000                   CenturyLink, Inc., 7.65%, 3/15/42                                $  4,466,000
                                                                                                      ------------
                                     Total Telecommunications                                         $  4,466,000
------------------------------------------------------------------------------------------------------------------
                                     TOTAL CORPORATE BONDS
                                     (Cost $23,851,941)                                               $ 25,434,120
------------------------------------------------------------------------------------------------------------------
                                     FOREIGN GOVERNMENT BONDS -- 0.9%
                                     of Net Assets
                                     Brazil -- 0.4%
BRL      6,649,000                   Brazil Notas do Tesouro Nacional Serie F,
                                     10.0%, 1/1/25                                                    $  1,941,840
                                                                                                      ------------
                                     Total Brazil                                                     $  1,941,840
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 25

------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                        Value
------------------------------------------------------------------------------------------------------------------
                                     Indonesia -- 0.5%
IDR 31,701,000,000                   Indonesia Treasury Bond, 8.375%, 3/15/24                         $  2,421,896
                                                                                                      ------------
                                     Total Indonesia                                                  $  2,421,896
------------------------------------------------------------------------------------------------------------------
                                     TOTAL FOREIGN GOVERNMENT BONDS
                                     (Cost $4,135,002)                                                $  4,363,736
------------------------------------------------------------------------------------------------------------------
                                     U.S. GOVERNMENT AND AGENCY OBLIGATION --
                                     0.6% of Net Assets
         3,000,000(e)                U.S. Treasury Bills, 11/5/19                                     $  2,999,494
------------------------------------------------------------------------------------------------------------------
                                     TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                                     (Cost $2,999,445)                                                $  2,999,494
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Shares
------------------------------------------------------------------------------------------------------------------
                                     INVESTMENT COMPANIES -- 3.3%
                                     of Net Assets
GBP         85,063(a)                Dragon Capital - Vietnam Enterprise Investments,
                                     Ltd., Class C                                                    $    533,785
           368,722                   ETFMG Prime Cyber Security ETF                                     14,409,656
            78,957                   VanEck Vectors Vietnam ETF                                          1,280,682
------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENT COMPANIES
                                     (Cost $16,104,522)                                               $ 16,224,123
------------------------------------------------------------------------------------------------------------------
                                     EXCHANGE-TRADED COMMODITY -- 0.3%
                                     of Net Assets
             3,411(a)(b)             Xtrackers Physical Rhodium ETC                                   $  1,509,674
------------------------------------------------------------------------------------------------------------------
                                     EXCHANGE-TRADED COMMODITY
                                     (Cost $534,086)                                                  $  1,509,674
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Number of                                                             Strike       Expiration
Contracts     Description            Counterparty     Notional        Price        Date
------------------------------------------------------------------------------------------------------------------
                                     OVER THE COUNTER (OTC) CALL OPTIONS
                                     PURCHASED -- 0.2%
  100,000     Boeing Co.             Citibank NA      USD 1,193,000   USD   400    2/21/20            $    361,641
1,321,154     MSCI China             Citibank NA      HKD   501,374   HKD    78    1/31/20                 505,055
                                                                                                      ------------
                                                                                                      $    866,696
------------------------------------------------------------------------------------------------------------------
                                     TOTAL OVER THE COUNTER (OTC) CALL
                                     OPTIONS PURCHASED
                                     (Premiums paid $1,694,374)                                       $    866,696
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

------------------------------------------------------------------------------------------------------------------
Number of                                                             Strike       Expiration
Contracts     Description            Counterparty     Notional        Price        Date               Value
------------------------------------------------------------------------------------------------------------------
                                     OVER THE COUNTER (OTC) PUT OPTIONS
                                     PURCHASED -- 0.3
  999,000     KKR & Co., Inc.        Citibank NA      USD 1,528,470   USD    25    1/17/20            $    423,214
  999,000     KKR & Co., Inc.        Citibank NA      USD 1,618,380   USD    25    1/17/20                 423,214
   21,230     S&P 500 Index          Citibank NA      USD 1,804,140   USD 2,803    12/31/19                332,104
                                                                                                      ------------
                                                                                                      $  1,178,532
------------------------------------------------------------------------------------------------------------------
                                     TOTAL OVER THE COUNTER (OTC) PUT
                                     OPTIONS PURCHASED
                                     (Premiums paid $4,950,990)                                       $  1,178,532
------------------------------------------------------------------------------------------------------------------
                                     TOTAL OPTIONS PURCHASED
                                     (Premiums paid $6,645,364)                                       $  2,045,228
------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN UNAFFILIATED
                                     ISSUERS -- 94.6%
                                     (Cost $412,047,378)                                              $461,141,197
------------------------------------------------------------------------------------------------------------------
                                     OTHER ASSETS AND LIABILITIES -- 5.4%                             $ 26,254,556
------------------------------------------------------------------------------------------------------------------
                                     NET ASSETS -- 100.0%                                             $487,395,753
==================================================================================================================

bps          Basis Points.

REIT         Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2019, the value of these securities amounted to $33,634,629, or 6.9% of net assets.

(A.D.R.)     American Depositary Receipts.

+            Amount rounds to less than 0.1%.

^ Security is valued using fair value methods (other than supplied by independent pricing services).

(a)          Non-income producing security.

(b) All or a portion of this security is held by Flexible Opportunities Commodity Fund Ltd. (formerly, Pioneer Cayman Commodity Fund Ltd.).

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread is shown at October 31, 2019.

(d)          Security is perpetual in nature and has no stated maturity date.

(e) Security issued with a zero coupon. Income is recognized through accretion of discount.

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 27

FUTURES CONTRACTS

CURRENCY FUTURES CONTRACT

---------------------------------------------------------------------------------------
Number of
Contracts                   Expiration    Notional       Market         Unrealized
Short        Description    Date          Amount         Value          (Depreciation)
---------------------------------------------------------------------------------------
203          Euro           12/16/19      $28,261,675    $28,360,369    $(98,694)
---------------------------------------------------------------------------------------

INDEX FUTURES CONTRACTS

-----------------------------------------------------------------------------------------
Number of                                                                  Unrealized
Contracts                     Expiration   Notional        Market          Appreciation
Short       Description       Date         Amount          Value           (Depreciation)
-----------------------------------------------------------------------------------------
250         Euro Stoxx 50     12/20/19     $  9,793,229    $ 10,055,125    $(261,896)
394         FTSE/JSE Top 40   12/19/19       13,276,082      13,218,747       57,335
 42         FTSE/MIB          12/20/19        5,114,824       5,303,690     (188,866)
238         MSCI China        12/20/19        9,945,215       9,862,720       82,495
268         MSCI Emerging
            Markets           12/20/19       13,728,300      13,954,760     (226,460)
 37         Nasdaq 100
            E-MINI            12/20/19        5,677,400       5,986,785     (309,385)
 78         SPI 200           12/19/19        8,934,677       8,915,944       18,733
-----------------------------------------------------------------------------------------
                                           $ 66,469,727    $ 67,297,771    $(828,044)
-----------------------------------------------------------------------------------------
TOTAL FUTURES CONTRACTS                    $(94,731,402)   $(95,658,140)   $(926,738)
==========================================================================================

SWAP CONTRACTS

OVER THE COUNTER (OTC) TOTAL RETURN SWAP CONTRACTS -- SELL PROTECTION

-------------------------------------------------------------------------------------------------------------
Notional                     Obligation        Pay/                    Expiration   Unrealized     Market
Amount(1)    Counterparty    Reference/Index   Receive(2)   Coupon     Date         Appreciation   Value
-------------------------------------------------------------------------------------------------------------
20,958,082   Citibank NA     Brazil Bovespa    Pay          BRL CDI    12/18/19     $  68,570      $  68,570
                             Index
 5,037,146   Goldman Sachs   Goldman Sachs     Pay          3M LIBOR   11/26/19       335,595        335,595
             International   Total Cash                     + 39bps
                             Return Index*
17,081,798   Goldman Sachs   Goldman Sachs     Pay          3M LIBOR   5/1/20        (328,707)      (328,707)
             International   Total Cash                     + 39bps
                             Return Index*
 4,245,617   Goldman Sachs   Goldman Sachs     Pay          3M LIBOR   6/29/20         45,173         45,173
             International   Total Cash                     + 39bps
                             Return Index*
 5,048,789   Goldman Sachs   Goldman Sachs     Pay          3M LIBOR   9/10/20        104,482        104,482
             International   Total Cash                     + 39bps
                             Return Index*
-------------------------------------------------------------------------------------------------------------
TOTAL SWAPS CONTRACTS                                                               $ 225,113      $ 225,113
=============================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Pays quarterly.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

BRL -- Brazilian Real

GBP -- Great British Pound

IDR -- Indonesian Rupiah

The accompanying notes are an integral part of these financial statements.

28 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

* The following table shows the individual positions and related values of the securities underlying each total return swap contract with Goldman Sachs International, as of October 31, 2019.

------------------------------------------------------------------------
Index Description                    Shares    Value        % of basket
------------------------------------------------------------------------
AbbVie, Inc.                           39      $  3,133       2.00%
AES Corp.                             230         3,915       2.50%
American Airlines Group, Inc.          61         1,832       1.17%
American International Group, Inc.     43         2,258       1.44%
Ameriprise Financial, Inc.             20         3,065       1.96%
AmerisourceBergen Corp.                32         2,703       1.73%
Apple, Inc.                            18         4,498       2.87%
Applied Materials, Inc.                64         3,470       2.22%
Archer-Daniels-Midland Co.             57         2,387       1.52%
Assurant, Inc.                         26         3,402       2.17%
Boeing Co.                             14         4,776       3.05%
Capital One Financial Corp.            32         3,013       1.92%
Capri Holdings, Ltd.                   70         2,162       1.38%
CBS Corp.                              39         1,406       0.90%
CenturyLink, Inc.                     101         1,309       0.84%
Cigna Corp.                            10         1,839       1.17%
Corning, Inc.                          90         2,667       1.70%
DENTSPLY SIRONA, Inc.                  41         2,250       1.44%
Discover Financial Services            41         3,330       2.13%
eBay, Inc.                             78         2,740       1.75%
Equity Residential                     40         3,566       2.28%
F5 Networks, Inc.                      20         2,898       1.85%
General Electric Co.                   90           894       0.57%
Gilead Sciences, Inc.                  38         2,414       1.54%
HCA Healthcare, Inc.                   31         4,119       2.63%
HP, Inc.                              138         2,397       1.53%
LyondellBasell Industries NV           31         2,749       1.76%
McDonald's Corp.                       19         3,651       2.33%
Monster Beverage Corp.                 57         3,212       2.05%
Motorola Solutions, Inc.               30         5,025       3.21%
Navient Corp.                         171         2,353       1.50%
NetApp, Inc.                           65         3,642       2.33%
NRG Energy, Inc.                      154         6,166       3.94%
ONEOK, Inc.                            49         3,447       2.20%
Procter & Gamble Co.                   30         3,703       2.37%
PulteGroup, Inc.                      115         4,496       2.87%
Qorvo, Inc.                            38         3,087       1.97%
Quest Diagnostics, Inc.                25         2,492       1.59%
Seagate Technology Plc                 62         3,577       2.29%
Sysco Corp.                            49         3,924       2.51%
Target Corp.                           47         4,972       3.18%
TransDigm Group, Inc.                  11         5,540       3.54%
Tyson Foods, Inc.                      40         3,346       2.14%
United Continental Holdings, Inc.      37         3,360       2.15%

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 29

------------------------------------------------------------------------
Index Description                    Shares    Value        % of basket
------------------------------------------------------------------------
Valero Energy Corp.                    40      $  3,898       2.49%
Wabtec Corp.                           --            33       0.02%
Western Union Co.                     131         3,277       2.09%
Weyerhaeuser Co.                       77         2,240       1.43%
Williams Cos., Inc.                    85         1,892       1.21%
Yum! Brands, Inc.                      40         4,018       2.57%
------------------------------------------------------------------------
Totals                                         $156,543     100.00%
========================================================================

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2019, aggregated $822,207,129 and $1,008,874,274, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2019, the Fund did not engage in any cross trade activity.

At October 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $417,657,965 was as follows:

        Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost                              $ 56,512,041
        Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value                               (13,730,434)
                                                                                 ------------
        Net unrealized appreciation                                              $ 42,781,607
                                                                                 ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

The following is a summary of the inputs used as of October 31, 2019, in valuing the Fund's investments:

------------------------------------------------------------------------------------------------
                                     Level 1           Level 2         Level 3     Total
------------------------------------------------------------------------------------------------
Common Stocks                        $408,469,450      $        --     $    --     $408,469,450
Preferred Stock
 Equity Real Estate
  Investment Trust (REITs)                     --               --      95,372           95,372
Corporate Bonds                                --       25,434,120          --       25,434,120
Foreign Government Bonds                       --        4,363,736          --        4,363,736
U.S. Government and
 Agency Obligation                             --        2,999,494          --        2,999,494
Investment Companies                   16,224,123               --          --       16,224,123
Exchange-Traded Commodity               1,509,674               --          --        1,509,674
Over The Counter (OTC)
 Call Option Purchased                         --          866,696          --          866,696
Over The Counter (OTC)
 Put Option Purchased                          --        1,178,532          --        1,178,532
------------------------------------------------------------------------------------------------
Total Investments
 in Securities                       $426,203,247      $34,842,578     $95,372     $461,141,197
================================================================================================
Other Financial Instruments
 Net unrealized depreciation
  on futures contracts               $   (926,738)     $        --     $    --     $   (926,738)
 Swap contracts, at value                      --          225,113          --          225,113
------------------------------------------------------------------------------------------------
Total Other
 Financial Instruments               $   (926,738)     $   225,113     $    --     $   (701,625)
================================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------
                                                                     Preferred
                                                                     Stock
------------------------------------------------------------------------------
Balance as of 10/31/18                                               $143,808
Realized gain (loss)(1)                                                    --
Changed in unrealized appreciation (depreciation)(2)                  (48,436)
Accrued discounts/premiums                                                 --
Purchases                                                                  --
Sales                                                                      --
Transfers in to Level 3*                                                   --
Transfers out of Level 3*                                                  --
------------------------------------------------------------------------------
Balance as of 10/31/19                                               $ 95,372
==============================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations (Consolidated).

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations (Consolidated).

* Transfers are calculated on the beginning of period values. During the year ended October 31, 2019, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments
      still held and considered Level 3 at October 31, 2019:                           $(48,436)
                                                                                       --------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 31

Statement of Assets and Liabilities | 10/31/19 (Consolidated)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $412,047,378)             $461,141,197
  Cash                                                                            13,654,564
  Foreign currencies, at value (cost $5,342,143)                                   5,325,042
  Futures collateral                                                               1,424,800
  Due from broker for futures                                                      6,415,173
  Swap contracts, at value                                                           225,113
  Receivables --
     Investment securities sold                                                    8,060,776
     Fund shares sold                                                                 79,153
     Dividends                                                                     1,174,537
     Interest                                                                        390,034
  Due from the Adviser                                                                49,533
  Other assets                                                                       119,108
---------------------------------------------------------------------------------------------
        Total assets                                                            $498,059,030
=============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                            $  5,290,403
     Fund shares repurchased                                                         714,888
     Trustees' fees                                                                    1,378
  Swaps collateral                                                                 3,408,079
  Variation margin for futures contracts                                              23,050
  Net unrealized depreciation on futures contracts                                   926,738
  Due to affiliates                                                                   40,943
  Accrued expenses                                                                   257,798
---------------------------------------------------------------------------------------------
        Total liabilities                                                       $ 10,663,277
=============================================================================================
NET ASSETS:
  Paid-in capital                                                               $496,189,323
  Distributable earnings (loss)                                                   (8,793,570)
---------------------------------------------------------------------------------------------
        Net assets                                                              $487,395,753
=============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $100,339,179/8,335,936 shares)                              $      12.04
  Class C (based on $85,397,968/7,266,195 shares)                               $      11.75
  Class K (based on $89,091,839/7,402,903 shares)                               $      12.03
  Class R (based on $141,037/12,003 shares)                                     $      11.75
  Class Y (based on $212,425,730/17,565,367 shares)                             $      12.09
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $12.04 net asset value per share/100%-4.50%
     maximum sales charge)                                                      $      12.61
=============================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

Statement of Operations (Consolidated)

For the Year Ended 10/31/19

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign
     taxes withheld $804,456)                                                 $  9,958,044
  Interest from unaffiliated issuers (net of foreign
     taxes withheld $62,416)                                                     2,670,093
--------------------------------------------------------------------------------------------------------------
       Total investment income                                                                   $ 12,628,137
--------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                             $  3,772,509
  Administrative expense                                                           221,618
  Transfer agent fees
     Class A                                                                        98,367
     Class C                                                                        96,258
     Class K                                                                            45
     Class R                                                                           932
     Class Y                                                                       242,513
  Distribution fees
     Class A                                                                       273,234
     Class C                                                                     1,016,060
     Class R                                                                           922
  Shareowner communications expense                                                 36,577
  Custodian fees                                                                   204,553
  Registration fees                                                                103,740
  Professional fees                                                                115,105
  Printing expense                                                                  78,093
  Pricing fees                                                                       6,229
  Trustees' fees                                                                    21,505
  Insurance expense                                                                 10,716
  Interest expense                                                                   7,343
  Miscellaneous                                                                    148,999
--------------------------------------------------------------------------------------------------------------
     Total expenses                                                                              $  6,455,318
     Less fees waived and expenses reimbursed by the Adviser                                         (202,044)
--------------------------------------------------------------------------------------------------------------
     Net expenses                                                                                $  6,253,274
--------------------------------------------------------------------------------------------------------------
       Net investment income                                                                     $  6,374,863
--------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                      $(44,194,863)
     Futures contracts                                                          (1,117,768)
     Swap contracts                                                               (966,376)
     Other assets and liabilities denominated
       in foreign currencies                                                      (179,005)      $(46,458,012)
--------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers (net of foreign
       capital gain tax $32,028)                                              $ 75,724,443
     Futures contracts                                                         (12,567,771)
     Swap contracts                                                              1,357,873
     Other assets and liabilities denominated in foreign currencies                125,120       $ 64,639,665
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                         $ 18,181,653
--------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                           $ 24,556,516
==============================================================================================================

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 33

Statements of Changes in Net Assets (Consolidated)

-------------------------------------------------------------------------------------------------------------
                                                                        Year Ended             Year Ended
                                                                        10/31/19               10/31/18
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                            $   6,374,863          $  10,358,469
Net realized gain (loss) on investments                                   (46,458,012)            52,896,571
Change in net unrealized appreciation (depreciation)
  on investments                                                           64,639,665            (83,492,061)
-------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                                  $  24,556,516          $ (20,237,021)
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
  Class A ($1.32 and $1.23 per share, respectively)                     $ (14,443,481)         $ (12,321,509)
  Class C ($1.27 and $1.15 per share, respectively)                       (12,161,299)           (12,164,041)
  Class K* ($1.36 and $0.04 per share, respectively)                       (7,775,304)              (235,303)
  Class R ($1.28 and $1.18 per share, respectively)                           (19,779)               (23,045)
  Class Y ($1.36 and $1.26 per share, respectively)                       (32,308,714)           (34,491,439)
-------------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                               $ (66,708,577)         $ (59,235,337)
=============================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                       $ 105,338,234          $ 416,332,043
Reinvestment of distributions                                              47,783,717             50,052,246
Cost of shares repurchased                                               (281,802,642)          (387,377,293)
-------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
       Fund share transactions                                          $(128,680,691)         $  79,006,996
-------------------------------------------------------------------------------------------------------------
     Net decrease in net assets                                         $(170,832,752)         $    (465,362)
NET ASSETS:
Beginning of year                                                       $ 658,228,505          $ 658,693,867
-------------------------------------------------------------------------------------------------------------
End of year                                                             $ 487,395,753          $ 658,228,505
=============================================================================================================

*     Class K shares commenced operations on June 22, 2018.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

------------------------------------------------------------------------------------------------------
                                      Year Ended      Year Ended        Year Ended      Year Ended
                                      10/31/19        10/31/19          10/31/18        10/31/18
                                      Shares          Amount            Shares          Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold                             1,717,793     $  20,017,433       5,191,038     $  71,343,681
Reinvestment of
  distributions                           958,489        11,038,004         815,397        10,960,003
Less shares repurchased                (5,594,605)      (62,874,085)     (4,654,378)      (63,474,073)
------------------------------------------------------------------------------------------------------
     Net increase (decrease)           (2,918,323)    $ (31,818,648)      1,352,057     $  18,829,611
======================================================================================================
Class C
Shares sold                               774,383     $   8,783,453       1,547,855     $  20,844,972
Reinvestment of
  distributions                           901,792        10,176,151         754,210         9,956,786
Less shares repurchased                (4,233,292)      (47,975,358)     (3,128,303)      (42,138,973)
------------------------------------------------------------------------------------------------------
     Net decrease                      (2,557,117)    $ (29,015,754)       (826,238)    $ (11,337,215)
======================================================================================================
Class K*
Shares sold                             1,952,848     $  22,677,430       5,985,981     $  80,532,422
Reinvestment of
  distributions                            81,419           939,652              --                --
Less shares repurchased                  (106,210)       (1,242,749)       (511,135)       (6,893,926)
------------------------------------------------------------------------------------------------------
     Net increase                       1,928,057     $  22,374,333       5,474,846     $  73,638,496
======================================================================================================
Class R
Shares sold                                 8,291     $      96,661          10,792     $     147,330
Reinvestment of
  distributions                             1,128            12,930             538             7,201
Less shares repurchased                   (21,423)         (259,951)         (7,077)          (94,835)
------------------------------------------------------------------------------------------------------
     Net increase (decrease)              (12,004)    $    (150,360)          4,253     $      59,696
======================================================================================================
Class Y
Shares sold                             4,599,056     $  53,763,257      17,504,887     $ 243,463,638
Reinvestment of
  distributions                         2,213,037        25,616,980       2,157,757        29,128,256
Less shares repurchased               (14,631,845)     (169,450,499)    (20,262,452)     (274,775,486)
------------------------------------------------------------------------------------------------------
     Net decrease                      (7,819,752)    $ (90,070,262)       (599,808)    $  (2,183,592)
======================================================================================================

*     Class K shares commenced operations on June 22, 2018.

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 35

Financial Highlights (Consolidated)

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Year        Year        Year       Year       Year
                                                                             Ended       Ended       Ended      Ended      Ended
                                                                             10/31/19    10/31/18    10/31/17   10/31/16*  10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                         $  12.69    $  14.17    $  12.03   $  12.68   $  12.94
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                           $   0.13    $   0.19    $   0.14   $   0.16   $   0.17
  Net realized and unrealized gain (loss) on investments                         0.54       (0.44)       2.12      (0.07)      0.20
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                           $   0.67    $  (0.25)   $   2.26   $   0.09   $   0.37
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                      $  (0.11)   $  (0.35)   $  (0.12)  $  (0.18)  $  (0.30)
  Net realized gain                                                             (1.21)      (0.88)         --      (0.56)     (0.33)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          $  (1.32)   $  (1.23)   $  (0.12)  $  (0.74)  $  (0.63)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                   $  (0.65)   $  (1.48)   $   2.14   $  (0.65)  $  (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $  12.04    $  12.69    $  14.17   $  12.03   $  12.68
====================================================================================================================================
Total return (b)                                                                 5.85%      (2.08)%     18.96%      0.88%      2.85%
Ratio of net expenses to average net assets                                      1.20%       1.14%       1.18%      1.19%      1.20%
Ratio of net investment income (loss) to average net assets                      1.12%       1.35%       1.08%      1.38%      1.33%
Portfolio turnover rate                                                            168%       255%        292%       230%       295%
Net assets, end of period (in thousands)                                     $100,339    $142,760    $140,278   $164,898   $209,001
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                           1.23%       1.14%       1.18%      1.19%      1.26%
  Net investment income (loss) to average net assets                             1.09%       1.35%       1.08%      1.38%      1.27%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Year       Year         Year        Year        Year
                                                                           Ended      Ended        Ended       Ended       Ended
                                                                           10/31/19   10/31/18     10/31/17    10/31/16*   10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                       $ 12.45    $  13.95     $  11.88    $  12.56    $  12.78
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                         $  0.04    $   0.07     $   0.04    $   0.07    $   0.07
  Net realized and unrealized gain (loss) on investments                      0.53       (0.42)        2.09       (0.07)       0.20
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                         $  0.57    $  (0.35)    $   2.13    $     --    $   0.27
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                    $ (0.06)   $  (0.27)    $  (0.06)   $  (0.12)   $  (0.16)
  Net realized gain                                                          (1.21)      (0.88)          --       (0.56)      (0.33)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                        $ (1.27)   $  (1.15)    $  (0.06)   $  (0.68)   $  (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $ (0.70)   $  (1.50)    $   2.07    $  (0.68)   $  (0.22)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 11.75    $  12.45     $  13.95    $  11.88    $  12.56
====================================================================================================================================
Total return (b)                                                              5.03%      (2.83)%      18.01%       0.09%       2.12%
Ratio of net expenses to average net assets                                   1.97%       1.91%        1.93%       1.94%       2.01%
Ratio of net investment income (loss) to average net assets                   0.37%       0.55%        0.34%       0.63%       0.52%
Portfolio turnover rate                                                        168%        255%         292%        230%        295%
Net assets, end of period (in thousands)                                   $85,398    $122,305     $148,591    $178,457    $218,597
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 37

--------------------------------------------------------------------------------------------------------------
                                                                                  Year
                                                                                  Ended          6/22/18* to
                                                                                  10/31/19       10/31/18
--------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                              $ 12.69        $ 13.67
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss) (a)                                                 $  0.17        $  0.06
 Net realized and unrealized gain (loss) on investments                              0.53          (1.00)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                                $  0.70        $ (0.94)
--------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                            $ (0.15)       $ (0.04)
 Net realized gain                                                                  (1.21)            --
--------------------------------------------------------------------------------------------------------------
Total distributions                                                               $ (1.36)       $ (0.04)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                        $ (0.66)       $ (0.98)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $ 12.03        $ 12.69
==============================================================================================================
Total return (b)                                                                     6.14%         (2.00)%(c)
Ratio of net expenses to average net assets                                          0.88%          0.88%(d)
Ratio of net investment income (loss) to average net assets                          1.48%          1.28%(d)
Portfolio turnover rate                                                               168%           255%(c)
Net assets, end of period (in thousands)                                          $89,092        $69,449
==============================================================================================================

*     Class K commenced operations on June 22, 2018.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Year         Year       Year       Year        Year
                                                                            Ended        Ended      Ended      Ended       Ended
                                                                            10/31/19     10/31/18   10/31/17   10/31/16*   10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                        $12.60       $14.11     $12.00     $12.69      $12.92
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                          $(0.05)(b)   $ 0.10     $ 0.08     $ 0.10      $ 0.06
  Net realized and unrealized gain (loss) on investments                      0.48        (0.43)      2.11      (0.08)       0.19
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                          $ 0.43       $(0.33)    $ 2.19     $ 0.02      $ 0.25
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                     $(0.07)      $(0.30)    $(0.08)    $(0.15)     $(0.15)
  Net realized gain                                                          (1.21)       (0.88)        --      (0.56)      (0.33)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         $(1.28)      $(1.18)    $(0.08)    $(0.71)     $(0.48)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $(0.85)      $(1.51)    $ 2.11     $(0.69)     $(0.23)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $11.75       $12.60     $14.11     $12.00      $12.69
====================================================================================================================================
Total return (c)                                                              3.73%       (2.71)%    18.35%      0.34%       1.90%
Ratio of net expenses to average net assets                                   2.91%        1.82%      1.62%      1.71%       2.01%
Ratio of net investment income (loss) to average net assets                  (0.45)%       0.75%      0.64%      0.86%       0.47%
Portfolio turnover rate                                                        168%         255%       292%       230%        295%
Net assets, end of period (in thousands)                                    $  141       $  303     $  279     $  282      $  120
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with net investment gain (loss) in the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 39

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Year        Year         Year        Year        Year
                                                                          Ended       Ended        Ended       Ended       Ended
                                                                          10/31/19    10/31/18     10/31/17    10/31/16*   10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                      $  12.74    $  14.22     $  12.08    $  12.72    $  12.97
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                        $   0.17    $   0.24     $   0.18    $   0.20    $   0.21
  Net realized and unrealized gain (loss) on investments                      0.54       (0.46)        2.12       (0.08)       0.20
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                        $   0.71    $  (0.22)    $   2.30    $   0.12    $   0.41
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                   $  (0.15)   $  (0.38)    $  (0.16)   $  (0.20)   $  (0.33)
  Net realized gain                                                          (1.21)      (0.88)          --       (0.56)      (0.33)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       $  (1.36)   $   1.26     $  (0.16)   $  (0.76)   $  (0.66)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $  (0.65)   $  (1.48)    $   2.14    $  (0.64)   $  (0.25)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  12.09    $  12.74     $  14.22    $  12.08    $  12.72
====================================================================================================================================
Total return (b)                                                              6.16%      (1.86)%      19.24%       1.17%       3.20%
Ratio of net expenses to average net assets                                   0.90%       0.90%        0.90%       0.90%       0.90%
Ratio of net investment income (loss) to average net assets                   1.45%       1.71%        1.37%       1.65%       1.63%
Portfolio turnover rate                                                        168%        255%         292%        230%        295%
Net assets, end of period (in thousands)                                  $212,426    $323,412     $369,546    $347,586    $378,895
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                        0.97%       0.92%        0.95%       0.96%       1.02%
  Net investment income (loss) to average net assets                          1.38%       1.69%        1.32%       1.59%       1.52%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

Notes to Financial Statements | 10/31/19 (Consolidated)

1. Organization and Significant Accounting Policies

Pioneer Flexible Opportunities Fund (the "Fund") is one of two portfolios comprising Pioneer Series Trust VI (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K commenced operations on June 22, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 41

The consolidated financial statements of the Fund include the accounts of Flexible Opportunities Commodity Fund Ltd. (formerly, Pioneer Cayman Commodity Fund Ltd.) (the "Subsidiary"). All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted company, was incorporated on February 10, 2010, and is wholly-owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by the Adviser. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. As of October 31, 2019, the Subsidiary represented $5,561,174, or approximately 1.14%, of the net assets of the Fund.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities

42 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

      Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 43 valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At October 31, 2019, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.02% of net assets. The value of this fair valued security was $95,372.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

44 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At October 31, 2019, the Fund reclassified $232 to decrease distributable earnings and $232 to increase paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

      At October 31, 2019, the Fund was permitted to carry forward indefinitely $57,096,995 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 45

      The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018, were as follows:

      --------------------------------------------------------------------------
                                                          2019            2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                               $23,178,807     $42,775,677
      Long term capital gain                         43,529,770      16,459,660
      --------------------------------------------------------------------------
          Total                                     $66,708,577     $59,235,337
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2019:

      --------------------------------------------------------------------------
                                                                         2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                               $  5,596,459
      Capital loss carryforward                                    (57,096,995)
      Unrealized appreciation                                       42,706,966
      --------------------------------------------------------------------------
          Total                                                   $ (8,793,570)
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments related to the mark-to-market of futures contracts, tax basis adjustments on Real Estate Investment Trust ("REIT"), partnerships and swaps contracts.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $7,181 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net

46 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and other pooled investment vehicles and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices). The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund's investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund gains exposure to commodity-related investments by investing in the Subsidiary, a foreign entity that is treated as a controlled foreign corporation for U.S. federal income tax purposes. The Fund may

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 47 invest up to 25% of its total assets in the Subsidiary. The Fund's ability to invest in commodity-related investments, and the means through which any such investments may be made, is limited by tax considerations.

      The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

      The Fund may invest in below investment grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

48 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      As of and for the year ended October 31, 2019, the Fund had no open repurchase agreements.

I.    Purchased Options

      The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund's Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 49 investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

      The average market value of purchased options contracts open during the year ended October 31, 2019, was $4,536,940. Open purchased options at October 31, 2019, are listed in the Fund's Schedule of Investments.

J.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of futures contracts open during the year ended October 31, 2019, was $(165,488,875). Open futures contracts outstanding at October 31, 2019, are listed in the Schedule of Investments.

K.    Total Return Swap Contracts

      The Fund may enter into a total return swap contracts to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap contracts, the Fund negotiates with a counterparty to exchange a periodic

50 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

      Total return swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within "Swap contracts, at value" on the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses on the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange interest rates, securities or the index.

      The average market value of total return swap contracts open during months ended October 31, 2019, was $(7,539). Open total return swap contracts at October 31, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, management fees are calculated daily at an annual rate of 0.70% of the Fund's average daily net assets up to $1 billion, 0.675% of the next $1 billion of the Fund's average daily net assets and 0.65% of the Fund's average daily net assets over $2 billion. Prior to October 1, 2018, management fees were calculated daily at an annual rate of 0.70% of the average daily net assets of the Fund, excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee.

The Subsidiary has entered into a separate management contract with the Adviser, pursuant to which the Adviser manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays the Adviser a fee at the annual rate of 0.70% of the Subsidiary's average daily net assets up to $1 billion, 0.675% of the next $1 billion of the Subsidiary's average daily net assets and 0.65% of the Subsidiary's average daily net assets over $2 billion.

For the year ended October 31, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 51 expenses, such as litigation) to the extent required to reduce Fund expenses to 1.20%, 0.90% and 0.90% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. This expense limitation is in effect through March 1, 2020. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above.

Fees waived and expenses reimbursed during the year ended October 31, 2019 are reflected in the Statement of Operations. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $31,801 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications
--------------------------------------------------------------------------------
Class A                                                                 $12,171
Class C                                                                   6,683
Class R                                                                   1,912
Class Y                                                                  15,811
--------------------------------------------------------------------------------
  Total                                                                 $36,577
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the

52 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,142 in distribution fees payable to the Distributor at October 31, 2019.

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.50% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2019, CDSCs in the amount of $8,857 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus a credit spread. The Funds also pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the year ended October 31, 2019, the average daily amount of borrowings outstanding during the period was $6,437,500. The related weighted average annualized interest rate for the period was 3.30%, and the total interest expense

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 53 on such borrowings was $7,343, which is shown as Interest expense, located on the Statement of Operations. As of October 31, 2019, there were no borrowings outstanding.

6. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

54 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following chart shows gross assets and liabilities of the Fund as of October 31, 2019.

---------------------------------------------------------------------------------------------------------------
                        Derivative Assets        Derivatives     Non-Cash       Cash           Net Amount
                        Subject to Master        Available for   Collateral     Collateral     of Derivative
Counterparty            Netting Agreement        Offset          Received (a)   Received (a)   Assets (b)
---------------------------------------------------------------------------------------------------------------
Citibank NA             $2,113,798               $      --       $ --           $      --      $2,113,798
Goldman Sachs
  International            485,250                (328,707)        --            (156,543)             --
---------------------------------------------------------------------------------------------------------------
  Total                 $2,599,048               $(328,707)      $ --           $(156,543)     $2,113,798
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
                        Derivative Liabilities   Derivatives     Non-Cash       Cash           Net Amount
                        Subject to Master        Available for   Collateral     Collateral     of Derivative
Counterparty            Netting Agreement        Offset          Pledged (a)    Pledged (a)    Liabilities (c)
---------------------------------------------------------------------------------------------------------------
Goldman Sachs
  International         $328,707                 $(328,707)      $ --           $ --           $ --
---------------------------------------------------------------------------------------------------------------
  Total                 $328,707                 $(328,707)      $ --           $ --           $ --
===============================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 55

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2019, was as follows:

-------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                    Foreign
                             Interest     Credit    Exchange      Equity         Commodity
                             Rate Risk    Risk      Rate Risk     Risk           Risk
-------------------------------------------------------------------------------------------
Assets
 Options
  purchased*                 $ --         $ --      $     --      $2,045,228     $ --
 Swap contracts,
  at value                     --           --            --         225,113       --
-------------------------------------------------------------------------------------------
  Total Value                $ --         $ --      $     --      $2,270,341     $ --
===========================================================================================
Liabilities
 Net unrealized
  depreciation on
  futures contracts          $ --         $ --      $(98,694)     $ (828,044)    $ --
-------------------------------------------------------------------------------------------
  Total Value                $ --         $ --      $(98,694)     $ (828,044)    $ --
===========================================================================================

* Reflects the market value of purchased option contracts (see Note 1I.). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.

56 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2019, was as follows:

------------------------------------------------------------------------------------------------
Statement of Operations
                                                      Foreign
                               Interest     Credit    Exchange        Equity           Commodity
                               Rate Risk    Risk      Rate Risk       Risk             Risk
------------------------------------------------------------------------------------------------
Net realized gain
 (loss) on:
 Options
  purchased*                   $ --         $ --      $        --     $(16,024,336)    $ --
 Futures contracts               --           --        3,516,201       (4,633,969)      --
 Swap contracts                  --           --               --         (966,376)      --
------------------------------------------------------------------------------------------------
  Total Value                  $ --         $ --      $ 3,516,201     $(21,624,681)    $ --
================================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Options
  purchased**                  $ --         $ --      $        --     $  4,351,408     $ --
 Futures contracts               --           --       (2,121,907)     (10,445,864)      --
 Swap contracts                  --           --               --        1,357,873       --
------------------------------------------------------------------------------------------------
  Total Value                  $ --         $ --      $(2,121,907)    $ (4,736,583)    $ --
================================================================================================

*     Reflects the net realized gain (loss) on purchased option contracts (see
      Note 1l.). These amounts are included in net realized gain (loss) on Investments in unaffiliated issuers, on the Statement of Operations.

** Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1I.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VI and the Shareholders of Pioneer Flexible Opportunities Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Pioneer Flexible Opportunities Fund (the "Fund") (one of the funds constituting Pioneer Series Trust VI (the "Trust")), including the consolidated schedule of investments, as of October 31, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the periods ended October 31, 2015 and October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Pioneer Series Trust VI) at October 31, 2019, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to

58 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
December 20, 2019

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 59

ADDITIONAL INFORMATION (unaudited)

For the year ended October 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2019 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 12.85% .

60 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Flexible Opportunities Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2019 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2019, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 61 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

APAM also serves as the investment adviser to Flexible Opportunities Commodity Fund Ltd. (the "Subsidiary"), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Trustees also approved the renewal of the investment management agreement for the Subsidiary (the "Subsidiary Management Agreement") at the September 18, 2019 meeting. The factors considered by the Trustees in approving the renewal of the Subsidiary Management Agreement were substantially the same as the factors described below with respect to the investment management agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of

62 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted that although assets invested by the Fund in the Subsidiary are excluded from the calculation of the Fund's management fee, the Fund indirectly pays a management fee with respect to assets invested in the Subsidiary because the Subsidiary pays a management fee pursuant to the Subsidiary Management Agreement. The Trustees noted that the Subsidiary pays APAM a management fee at the same rate that the Fund pays APAM. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 63 services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability

64 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement. The Trustees, including the Independent Trustees, also concluded that the Subsidiary Management Agreement, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the Subsidiary Management Agreement.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 65

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except for Mr. Bock and Ms. Durnin, serve as Trustees of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock and Ms. Durnin serve as Trustees of 39 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

66 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

Independent Trustees

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)          Trustee since 2010.            Private investor (2004 - 2008 and 2013 -       Director, Broadridge
Chairman of the Board         Serves until a successor       present); Chairman (2008 - 2013) and Chief     Financial Solutions,
and Trustee                   trustee is elected or earlier  Executive Officer (2008 - 2012), Quadriserv,   Inc. (investor
                              retirement or removal.         Inc. (technology products for securities       communications and
                                                             lending industry); and Senior Executive Vice   securities processing
                                                             President, The Bank of New York (financial     provider for financial
                                                             and securities services) (1986 - 2004)         services industry)
                                                                                                            (2009 - present);
                                                                                                            Director, Quadriserv,
                                                                                                            Inc. (2005 - 2013);
                                                                                                            and Commissioner, New
                                                                                                            Jersey State Civil
                                                                                                            Service Commission
                                                                                                            (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner, Jr. (68) Trustee since 2019.            Of Counsel (2019 - present), Partner           Chairman, The Lakeville
Trustee                       Serves until a successor       (1983-2018), Sullivan & Cromwell LLP           Journal Company,
                              trustee is elected or earlier  (law firm).                                    LLC, (privately-held
                              retirement or removal.                                                        community newspaper
                                                                                                            group) (2015 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)            Trustee since 2010.            Managing Partner, Federal City Capital         Director of New York
Trustee                       Serves until a successor       Advisors (corporate advisory services          Mortgage Trust
                              trustee is elected or earlier  company) (1997 - 2004 and 2008 - present);     (publicly-traded
                              retirement or removal.         Interim Chief Executive Officer, Oxford        mortgage REIT)
                                                             Analytica, Inc. (privately held research and   (2004 - 2009, 2012 -
                                                             consulting company) (2010); Executive Vice     present); Director
                                                             President and Chief Financial Officer,         of The Swiss
                                                             I-trax, Inc. (publicly traded health care      Helvetia Fund, Inc.
                                                             services company) (2004 - 2007); and           (closed-end fund)
                                                             Executive Vice President and Chief Financial   (2010 - 2017);
                                                             Officer, Pedestal Inc. (internet-based         Director of Oxford
                                                             mortgage trading company) (2000 - 2002);       Analytica, Inc.
                                                             Private Consultant (1995 - 1997); Managing     (2008 - 2015); and
                                                             Director, Lehman Brothers (1992 - 1995); and   Director of
                                                             Executive, The World Bank (1979 - 1992)        Enterprise Community
                                                                                                            Investment, Inc.
                                                                                                            (privately-held
                                                                                                            affordable housing
                                                                                                            finance company)
                                                                                                            (1985 - 2010)
------------------------------------------------------------------------------------------------------------------------------------

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 67

Independent Trustees (continued)

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)             Trustee since 2019.            Managing Director - Head of Product Strategy   None
Trustee                       Serves until a successor       and Development, BNY Mellon Investment
                              trustee is elected or earlier  Management (2012-2018); Vice Chairman - The
                              retirement or removal.         Dreyfus Corporation (2005 - 2018): Executive
                                                             Vice President Head of Product, BNY Mellon
                                                             Investment Management (2007-2012); Executive
                                                             Director- Product Strategy, Mellon Asset
                                                             Management (2005-2007); Executive Vice
                                                             President Head of Products, Marketing and
                                                             Client Service, Dreyfus Corporation
                                                             (2000-2005); and Senior Vice President
                                                             Strategic Product and Business Development,
                                                             Dreyfus Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75)     Trustee since 2010.            William Joseph Maier Professor of Political    Trustee, Mellon
Trustee                       Serves until a successor       Economy, Harvard University (1972 - present)   Institutional Funds
                              trustee is elected or earlier                                                 Investment Trust and
                              retirement or removal.                                                        Mellon Institutional
                                                                                                            Funds Master Portfolio
                                                                                                            (oversaw 17 portfolios
                                                                                                            in fund complex)
                                                                                                            (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (72)     Trustee since 2010.            Founding Director, Vice-President and          None
Trustee                       Serves until a successor       Corporate Secretary, The Winthrop Group,
                              trustee is elected or earlier  Inc. (consulting firm) (1982 - present);
                              retirement or removal.         Desautels Faculty of Management, McGill
                                                             University (1999 - 2017); and Manager of
                                                             Research Operations and Organizational
                                                             Learning, Xerox PARC, Xerox's advance
                                                             research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)      Trustee since 2017.            Chief Investment Officer, 1199 SEIU Funds      None
Trustee                       (Advisory Trustee from         (healthcare workers union pension funds)
                              2014 - 2017). Serves until a   (2001 - present); Vice President -
                              successor trustee is elected   International Investments Group, American
                              or earlier retirement          International Group, Inc. (insurance
                              or removal.                    company) (1993 - 2001); Vice President -
                                                             Corporate Finance and Treasury Group,
                                                             Citibank, N.A. (1980 - 1986 and 1990 -
                                                             1993); Vice President - Asset/Liability
                                                             Management Group, Federal Farm Funding
                                                             Corporation (government-sponsored issuer of
                                                             debt securities) (1988 - 1990); Mortgage
                                                             Strategies Group, Shearson Lehman Hutton,
                                                             Inc. (investment bank) (1987 - 1988); and
                                                             Mortgage Strategies Group, Drexel Burnham
                                                             Lambert, Ltd. (investment bank) (1986 -
                                                             1987)
------------------------------------------------------------------------------------------------------------------------------------

68 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)      Trustee since 2010.            President and Chief Executive Officer,         Director of New
Trustee                       Serves until a successor       Metric Financial Inc. (formerly known as       America High Income
                              trustee is elected or earlier  Newbury Piret Company) (investment banking     Fund, Inc. (closed-end
                              retirement or removal.         firm) (1981 - present)                         investment company)
                                                                                                            (2004 - present); and
                                                                                                            Member, Board of
                                                                                                            Governors, Investment
                                                                                                            Company Institute
                                                                                                            (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)        Trustee since 2014.            Consultant (investment company services)       None
Trustee                       Serves until a successor       (2012 - present); Executive Vice President,
                              trustee is elected or earlier  BNY Mellon (financial and investment company
                              retirement or removal.         services) (1969 - 2012); Director, BNY
                                                             International Financing Corp. (financial
                                                             services) (2002 - 2012); Director, Mellon
                                                             Overseas Investment Corp. (financial
                                                             services) (2009 - 2012); Director, Financial
                                                             Models (technology) (2005-2007); Director,
                                                             BNY Hamilton Funds, Ireland (offshore
                                                             investment companies) (2004-2007);
                                                             Chairman/Director, AIB/BNY Securities
                                                             Services, Ltd., Ireland (financial services)
                                                             (1999-2006); and Chairman, BNY Alternative
                                                             Investment Services, Inc. (financial
                                                             services) (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 69

Interested Trustees

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*           Trustee since 2017.            Director, CEO and President of Amundi          None
Trustee, President and        Serves until a successor       Pioneer Asset Management USA, Inc. (since
Chief Executive Officer       trustee is elected or earlier  September 2014); Director, CEO and President
                              retirement or removal          of Amundi Pioneer Asset Management, Inc.
                                                             (since September 2014); Director, CEO and
                                                             President of Amundi Pioneer Distributor,
                                                             Inc. (since September 2014); Director, CEO
                                                             and President of Amundi Pioneer
                                                             Institutional Asset Management, Inc. (since
                                                             September 2014); Chair, Amundi Pioneer Asset
                                                             Management USA, Inc., Amundi Pioneer
                                                             Distributor, Inc. and Amundi Pioneer
                                                             Institutional Asset Management, Inc.
                                                             (September 2014 - 2018); Managing Director,
                                                             Morgan Stanley Investment Management (2010 -
                                                             2013); Director of Institutional Business,
                                                             CEO of International, Eaton Vance Management
                                                             (2005 - 2010); and Director of Amundi USA,
                                                             Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*       Trustee since 2014.            Director and Executive Vice President (since   None
Trustee                       Serves until a successor       2008) and Chief Investment Officer, U.S.
                              trustee is elected or earlier  (since 2010) of Amundi Pioneer Asset
                              retirement or removal          Management USA, Inc.; Director and Executive
                                                             Vice President and Chief Investment Officer,
                                                             U.S. of Amundi Pioneer (since 2008);
                                                             Executive Vice President and Chief
                                                             Investment Officer, U.S. of Amundi Pioneer
                                                             Institutional Asset Management, Inc. (since
                                                             2009); Portfolio Manager of Amundi Pioneer
                                                             (since 1999); and Director of Amundi USA,
                                                             Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

70 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

Fund Officers

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (54)    Since 2010. Serves at the      Vice President and Associate General Counsel   None
Secretary and Chief           discretion of the Board        of Amundi Pioneer since January 2008;
Legal Officer                                                Secretary and Chief Legal Officer of all of
                                                             the Pioneer Funds since June 2010; Assistant
                                                             Secretary of all of the Pioneer Funds from
                                                             September 2003 to May 2010; and Vice
                                                             President and Senior Counsel of Amundi
                                                             Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)        Since 2010. Serves at the      Fund Governance Director of Amundi Pioneer     None
Assistant Secretary           discretion of the Board        since December 2006 and Assistant Secretary
                                                             of all the Pioneer Funds since June 2010;
                                                             Manager - Fund Governance of Amundi Pioneer
                                                             from December 2003 to November 2006; and
                                                             Senior Paralegal of Amundi Pioneer from
                                                             January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)             Since 2010. Serves at the      Senior Counsel of Amundi Pioneer since May     None
Assistant Secretary           discretion of the Board        2013 and Assistant Secretary of all the
                                                             Pioneer Funds since June 2010; and Counsel
                                                             of Amundi Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)          Since 2010. Serves at the      Vice President - Fund Treasury of Amundi       None
Treasurer and Chief           discretion of the Board        Pioneer; Treasurer of all of the Pioneer
Financial and                                                Funds since March 2008; Deputy Treasurer of
Accounting Officer                                           Amundi Pioneer from March 2004 to February
                                                             2008; and Assistant Treasurer of all of the
                                                             Pioneer Funds from March 2004 to February
                                                             2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)         Since 2010. Serves at the      Director - Fund Treasury of Amundi Pioneer;    None
Assistant Treasurer           discretion of the Board        and Assistant Treasurer of all of the
                                                             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)            Since 2010. Serves at the      Senior Manager - Fund Treasury of Amundi       None
Assistant Treasurer           discretion of the Board        Pioneer; and Assistant Treasurer of all of
                                                             the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 71

Fund Officers (continued)

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)              Since 2018. Serves at the      Managing Director, Chief Compliance Officer    None
Chief Compliance Officer      discretion of the Board        of Amundi Pioneer Asset Management; Amundi
                                                             Pioneer Institutional Asset Management,
                                                             Inc.; and the Pioneer Funds since September
                                                             2018; and Chief Compliance Officer of Amundi
                                                             Pioneer Distributor, Inc. since January
                                                             2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)          Since 2010. Serves at the      Vice President - Amundi Pioneer Asset          None
Anti-Money                    discretion of the Board        Management; and Anti-Money Laundering
Laundering Officer                                           Officer of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

72 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

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                          This page is for your notes.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 73

                          This page is for your notes.

74 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

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                          This page is for your notes.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19 75

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                          This page is for your notes.

76 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 24440-09-1219



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.


The audit fees for the Trust were $95,000 payable to Ernst & Young LLP for the year ended
October 31, 2019 and $95,000
for the year ended October 31, 2018.



(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2019 or 2018.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


The tax fees for the Trust were $25,189
payable to Ernst & Young LLP for the year ended
October 31, 2019 and $25,189
for the year ended October 31, 2018.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other fees in 2019 or 2018.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31 2019 and 2018, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.




(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $25,189 payable to Ernst & Young LLP for the year ended
October 31, 2019 and $25,189 for the year ended October 31, 2018.



(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VI


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 27, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 27, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 27, 2019

* Print the name and title of each signing officer under his or her signature.